As filed with the Securities and Exchange Commission on February 12, 2003

                                                    1933 Act File No. 333-102032
                                                     1940 Act File No. 811-21249


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X

    Pre-Effective Amendment No.    3    ....................         X

    Post-Effective Amendment No.        ....................

                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X

    Amendment No.   7  .....................................         X

              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

               (Exact Name of Registrant as Specified in Charter)

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                             Leslie K. Ross, Esquire
                                 Reed Smith LLP
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)
                (Notices should be sent to the Agent for Service)

                                   Copies to:

Matthew G. Maloney, Esquire
Dickstein Shapiro Morin & Oshinsky, LLP
2101 L Street, N.W.
Washington, D.C.  20037


     Approximate Date of Proposed Public Offering: As soon as possible after the effectiveness of the Registration Statement.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.




CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of          Amount Being      Proposed          Proposed Maximum
Securities        Registered        Maximum Offering  Aggregate Offering
Being                               Price Per Unit    Price
Registered

AMPS              2,441 shares      $25,000/share     $61,025,000



Amount of Registration Fee

$5,614.30*




* $5,614.30 of which was previously paid on December 20, 2002 and February 10, 2003.






                              CROSS-REFERENCE SHEET
                                  PARTS A AND B



ITEM NO.    CAPTION                             LOCATION IN PROSPECTUS

1.          Outside Front Cover Page            Outside Front Cover Page
2.          Inside Front and Outside Back       Inside Front and Outside Back
3.          Fee Table and Synopsis              Prospectus Summary
4.          Financial Highlights                Financial Highlights (unaudited)
5.          Plan of Distribution                Outside Front Cover Page;
                                                Prospectus Summary;
                                                Underwriting
6.          Selling Shareholders                Not Applicable
7.          Use of Proceeds                     Use of Proceeds; The Fund's
                                                Investments
8.          General Description of the          Outside Front Cover Page;
                                                The Fund's Investments;
            Registrant                          Risks; Description of the AMPS
9.          Management                          Management of the Fund
10.         Capital Stock, Long-Term Debt       Description of the AMPS;
            and Other Securities                Description of Common
                                                Shares; Certain Provisions in
                                                the Agreement and Declaration of
                                                Trust; Tax Matters
11.         Defaults and Arrears on Senior      Not Applicable
            Securities
12.         Legal Proceedings                   Not Applicable
13.         Table of Contents of SAI            Table of Contents (SAI)
14.         Cover Page of SAI                   Cover Page (SAI)
15.         Table of Contents of SAI            Table of Contents (SAI)
16.         General Information and             Cover Page (SAI)
            History
17.         Investment Objective and            Fundamental Investment
            Policies                            Objective, Policy and
                                                Limitations; Non-fundamental
                                                Investment Limitations
18.         Management                          Management of the Fund (SAI)
19.         Control Persons and Principal       Management of the Fund (SAI)
            Holders of Securities
20.         Investment Adisory and Other        Management of the  Fund (SAI)
            Services
21.         Brokerage Allocation and Other      Brokerage Transactions (SAI)
            Practices
22.         Tax Status                          Tax Matters
23.         Financial Statements                Financial Statements (SAI)







           FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

                    STATEMENT OF ADDITIONAL INFORMATION

     Federated Premier Intermediate Municipal Income Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. This Statement of Additional Information relating to the Fund's Auction Market
Preferred Shares Series A (the "AMPS") does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated , 2003. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the prospectus prior to purchasing such AMPS. A copy of the prospectus may be obtained without charge by calling 1-800-341-7400. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.




                             TABLE OF CONTENTS
                                                                       Page
Use Of Proceeds........................................................2
Investment Strategies..................................................2
Fundamental Investment Objective, Policy And Limitations...............2
Non-Fundamental Investment Limitations.................................6
Investment Securities..................................................2
Management Of The Fund.................................................2
Brokerage Transactions.................................................2
Additional Information Concerning The Auctions For AMPS................2
Description Of Common Shares...........................................2
Repurchase Of Common Shares............................................2
Tax Matters............................................................2
Experts................................................................2
Additional Information.................................................2
Independent Auditors' Report...........................................2
Financial Statements..................................................32
Appendix A Statement Of Preferences Of Auction Market  .............AA-1
Appendix B Investment Ratings.......................................BB-1




This Statement of Additional Information is dated February    , 2003.



                              USE OF PROCEEDS

      Pending investment in tax exempt securities that meet the Fund's investment objective and policies, the net proceeds of the offering will be invested in high-quality, short-term tax exempt money market securities or in high-quality tax exempt securities with relatively low volatility such as pre-refunded and intermediate-term bonds, to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase, as temporary investments, short-term taxable investments the income on which is subject to federal regular income tax, and securities of other open- or closed-end investment companies that invest primarily in tax exempt securities of the type in which the Fund may invest directly.

                           INVESTMENT STRATEGIES

     Under normal circumstances, the Fund will maintain a dollar-weighted average portfolio maturity of three to ten years and a dollar-weighted average duration of three to eight years.

     The Fund's average portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that: (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature; (2) variable-rate securities subject to a demand feature are deemed to mature on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand; (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand; and (4) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of the Fund is dollar weighted based upon the market value of the Fund's securities at the time of calculation.

     The Fund cannot accurately predict its portfolio turnover rate but anticipates that its annual portfolio turnover rate will not exceed 100%. The Fund generally will not trade securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.


         FUNDAMENTAL INVESTMENT OBJECTIVE, POLICY AND LIMITATIONS

     The following fundamental investment objective, policy and limitations may not be changed by the Fund's Board without the approval of the holders of a majority of (1) the outstanding Common Shares and AMPS and any preferred shares that may in the future be issued voting together as a class, and (2) the outstanding AMPS and any preferred shares that may in the future be issued, voting as a separate class. When used with respect to particular shares of the Fund, "majority of the outstanding" means (a) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the shares, whichever is less.

Investment Objectives

     The Fund's investment objective is to provide current income exempt from federal regular income tax.

Investment Policy

     The Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal income tax, including AMT.

Investment Limitations

     Concentration. The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, but may invest more than 25% of its total assets in securities of issuers in the same economic sector.

     Diversification of Investments. With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.

     Underwriting. The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policy and limitations.

     Investing in Real Estate. The Fund will not buy or sell real estate, although it may invest in tax exempt securities secured by real estate or interests in real estate.

     Investing in Commodities. The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

     Lending. The Fund will not make loans, but may acquire publicly or non-publicly issued tax exempt securities as permitted by its investment objective, policy and limitations.

     Borrowing Money and Issuing Senior Securities. The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (the "1940 Act").

     For purposes of applying the concentration limitation, securities of the U.S. government, its agencies or instrumentalities and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations.

     For the purpose of applying the concentration limitation, a non-governmental issuer will be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity other than a bond insurer, it will also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.



                  NON-FUNDAMENTAL INVESTMENT LIMITATIONS

     The Fund is also subject to the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval.

Short Sales

      The Fund will not make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

Investing in Other Investment Companies

     The Fund may purchase securities of open-end or closed-end investment companies in compliance with the 1940 Act or any exemptive relief obtained thereunder.

Exercise of Control

     The Fund will not purchase securities of companies for the purpose of exercising control.

                           INVESTMENT SECURITIES

     The  following  information   supplements  the  discussion  of  the  Fund's
investment securities that are described in the prospectus.

Fixed Income Securities

     Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

     A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

     The Fund may invest in tax exempt securities, which pay interest that is not subject to regular income taxes, including AMT. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

     Following is a description of non-principal tax exempt securities in which the Fund may invest.

     Variable Rate Demand Instruments. Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 13 months.

     Municipal Notes. Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

     Tax Increment Financing Bonds. Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

     Municipal Mortgage Back Securities. Municipal mortgage backed securities are special revenue bonds the proceeds of which may be used to provide mortgage loans for single family homes or to finance multifamily housing. Municipal mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Municipal mortgage backed securities generally have fixed interest rates.

     PACS. PACs (planned amortization classes) are a sophisticated form of mortgage backed security issued with a companion class. PACs receive principal payments and prepayments at a specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs to control prepayment risks by increasing the risks to their companion classes.



Credit Enhancement

     Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to a security's holders. Each form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Structured Notes

     The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets, such as indices reflecting taxable and tax exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note.

     The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other assets(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund's portfolio (and thereby decreasing the Fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal income tax. The Fund will only invest in structured notes if it has received an opinion of counsel for the issuer or the advice of another authority believed by the Adviser to be reliable that the interest income on the notes will be exempt from federal income tax. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

Derivative Contracts

     Derivative contracts are financial instruments that require payments based upon changes in the values of designated or underlying securities, currencies, commodities, financial indices or other assets or instruments. Some derivative contracts such as futures, forwards and options require payments relating to a future trade involving the underlying asset. Other derivative contracts such as swaps require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

     Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

     For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open even if it is losing money on the contract, and to make any payments required under the contract even if it has to sell portfolio securities at unfavorable prices to do so. Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

     The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

     Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the Fund to liquidity, leverage and tax risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

     The Fund may trade in the following types of derivative contracts, as well as combinations of these contracts, including, but not limited to, options on futures contracts, options on forward contracts and options on swaps.

     Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset or instrument at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

     The Fund may buy or sell the interest rate futures contracts and index financial futures contracts. The Fund may also buy or sell futures contracts on tax exempt securities and U.S. government and agency securities.

     Options. Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset or instrument from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset or instrument to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses or exercises the option. If the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

     Swaps.  Swaps are  contracts  in which two parties  agree to pay each other
(swap) the returns derived from underlying assets or instruments with differing characteristics. Most swaps do not involve the delivery of the underlying assets or instruments by either party, and the parties might not own the assets or instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors and collars. Common swap agreements that the Fund may use include:

     Interest Rate Swaps. Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated, notional principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same notional principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million notional principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million notional principal amount.

     Caps and Floors. Caps and floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (cap) or below (floor) a certain level in return for a fee from the other party.

     Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or instrument during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset or instrument.

     Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by the Fund.

Short Sales

     The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Although short sale transactions are not currently available with respect to municipal bonds, the Fund may engage in short sales on taxable bonds and on futures contracts with respect to Municipal Bonds and taxable bonds.

     When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Investing In Securities Of Other Investment Companies

     The Fund may invest its assets in securities of other open-end or closed-end investment companies, including the securities of affiliated investment companies, as an efficient means of carrying out its investment policies and managing its uninvested cash.

Temporary Defensive Investments

     The Fund may make temporary defensive investments in the following taxable securities:

     Treasury Securities. Treasury securities are direct obligations of the federal government of the United States.

     Agency Securities. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity ("GSE") acting under federal authority. The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

     Bank Instruments. Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances.

     Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities.

     Commercial Paper. Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

     Repurchase Agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and place. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

     The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

     Repurchase agreements are subject to credit risks.

                          MANAGEMENT OF THE FUND

Board of Trustees

     The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios.

Interested Trustees Background And Compensation


---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------


Name Birth Date  Principal Occupation(s) for Past Five Years,     Aggregate    Total
Address          Other Directorships Held and Previous Positions  Compensation Compensation
Positions Held                                                    From         From
with Fund                                                         Fund +       Fund and
                                                                               Federated
                                                                               Fund
                                                                               Complex
                                                                               (past
                                                                               calendar
                                                                               year)

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
John F.          Principal Occupations: Chairman and Director or  $0         $0
Donahue* Birth   Trustee of the Federated Fund Complex; Chairman
Date: July28,    and Director, Federated Investors, Inc.;
1924 CHAIRMAN    Chairman, Federated Investment Management
AND              Company, Federated Global Investment Management
TRUSTEE(1)(2)    Corp. and Passport Research, Ltd. Previous
                 Positions: Trustee, Federated Investment
                 Management Company and Chairman and Director,
                 Federated Investment Counseling.

J. Christopher   Principal Occupations: President and Chief       $0         $0
Donahue* Birth   Executive Officer of the Federated Fund
Date: April11,   Complex; Director or Trustee of some of the
1949 PRESIDENT   Funds in the Federated Fund Complex; President,
AND              Chief Executive Officer and Director, Federated
TRUSTEE(1)(2)    Investors, Inc.; President, Chief Executive
                 Officer and Trustee, Federated Investment
                 Management Company; Trustee, Federated
                 Investment Counseling; President, Chief
                 Executive Officer and Director, Federated
                 Global Investment Management Corp.; President
                 and Chief Executive Officer, Passport Research,
                 Ltd.; Trustee, Federated Shareholder Services
                 Company; Director, Federated Services Company.
                 Previous Position: President, Federated
                 Investment Counseling.

Lawrence D.      Principal Occupations: Director or Trustee of    $0         $148,500.00
Ellis, M.D.*     the Federated Fund Complex; Professor of
Birth Date:      Medicine, University of Pittsburgh; Medical
October11, 1932  Director, University of Pittsburgh Medical
3471 Fifth       Center Downtown; Hematologist, Oncologist and
Avenue Suite     Internist, University of Pittsburgh Medical
1111             Center. Other Directorships Held: Member,
Pittsburgh, PA   National Board of Trustees, Leukemia Society of
TRUSTEE(1)(2)    America. Previous Positions: Trustee,
                 University of Pittsburgh; Director, University
                 of Pittsburgh Medical Center.

o Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.
     Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by, Federated Securities Corp., a subsidiary of Federated Investors, Inc.

+ Board members will not receive compensation from the Fund during the
     Fund's first fiscal year. Thereafter, the Fund will be subject to a base charge of $250 per quarter; the remainder of the "Total Compensation" in column two will be allocated to each fund in the Federated Fund Complex based on the net assets of each such fund.

Independent Trustees Background And Compensation

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Name Birth Date   Principal Occupation(s) for Past Five Years,    Aggregate      Total
Address           Other Directorships Held and Previous           Compensation   Compensation
Positions Held    Positions                                       From           From
with Fund                                                         Fund           Fund and
                                                                  (past          Federated
                                                                  fiscal         Fund
                                                                  year)+         Complex
                                                                                 (past
                                                                                 calendar
                                                                                 year)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Thomas G.         Principal Occupation: Director or Trustee of    $0         $163,350.00
Bigley Birth      the Federated Fund Complex. Other
Date:             Directorships Held: Director, Member of
February3, 1934   Executive Committee, Children's Hospital of
15 Old Timber     Pittsburgh; Director,  University of
Trail             Pittsburgh. Previous Position: Senior Partner,
Pittsburgh, PA    Ernst & Young LLP.
TRUSTEE(1)(2)


John T. Conroy,   Principal Occupations: Director or Trustee of   $0         $163,350.00
Jr. Birth Date:   the Federated Fund Complex; Chairman of the
June23, 1937      Board, Investment Properties Corporation;
Grubb &           Partner or Trustee in private real estate
Ellis/Investment  ventures in Southwest Florida. Previous
Properties        Positions: President, Investment Properties
Corporation       Corporation; Senior Vice President, John R.
3838 Tamiami      Wood and Associates, Inc., Realtors;
Trail North       President, Naples Property Management, Inc.
Naples, FL        and Northgate Village Development Corporation.
TRUSTEE(1)(2)

Nicholas P.       Principal Occupation: Director or Trustee of    $0         $163,350.00
Constantakis      the Federated Fund Complex; Previous
Birth Date:       Position:  Partner, Andersen Worldwide SC.
September3,       Other Directorships Held: Director, Michael
1939 175          Baker Corporation (engineering and energy
Woodshire Drive   services worldwide).
Pittsburgh, PA
 TRUSTEE (1)(2)

John F.           Principal Occupation: Director or Trustee of    $0         $148,500.00
Cunningham        the Federated Fund Complex. Other
Birth Date:       Directorships Held: Chairman, President and
March5, 1943      Chief Executive Officer, Cunningham & Co.,
353 El Brillo     Inc. (strategic business consulting); Trustee
Way Palm Beach,   Associate, Boston College. Previous Positions:
FL TRUSTEE(1)(2)  Director, Redgate Communications and EMC
                  Corporation (computer storage systems);
                  Chairman of the Board and Chief Executive
                  Officer, Computer Consoles, Inc.; President
                  and Chief Operating Officer, Wang
                  Laboratories; Director, First National Bank of
                  Boston; Director, Apollo Computer, Inc.

Peter E. Madden   Principal Occupation: Director or Trustee of    $0         $148,500.00
Birth Date:       the Federated Fund Complex; Management
March16, 1942     Consultant.
One Royal Palm    Other Directorships Held: Board of Overseers,
Way 100 Royal     Babson College
Palm Way Palm     Previous Positions: Representative,
Beach, FL         Commonwealth of Massachusetts General Court;
TRUSTEE(1)(2)     President, State Street Bank and Trust Company
                  and State Street Corporation (retired);
                  Director, VISA USA and VISA International;
                  Chairman and Director, Massachusetts Bankers
                  Association; Director, Depository Trust
                  Corporation; Director, The Boston Stock
                  Exchange.

Charles F.        Principal Occupations: Director or Trustee of   $0         $163,350.00
Mansfield, Jr.    the Federated Fund Complex; Management
Birth Date:       Consultant; Executive Vice President, DVC
April10, 1945     Group, Inc. (marketing, communications and
80 South Road     technology) (prior to 9/1/00). Previous
Westhampton       Positions: Chief Executive Officer, PBTC
Beach, NY         International Bank; Partner, Arthur Young &
TRUSTEE(1)(2)     Company (now Ernst & Young LLP); Chief
                  Financial Officer of Retail Banking Sector,
                  Chase Manhattan Bank; Senior Vice President,
                  HSBC Bank USA (formerly, Marine Midland Bank);
                  Vice President, Citibank; Assistant Professor
                  of Banking and Finance, Frank G. Zarb School
                  of Business, Hofstra University.

John E. Murray,   Principal Occupations: Director or Trustee of   $0         $178,200.00
Jr., J.D.,        the Federated Fund Complex; Chancellor and Law
S.J.D. Birth      Professor, Duquesne University; Consulting
Date:             Partner, Mollica & Murray. Other Directorships
December20,       Held: Director, Michael Baker Corp.
1932              (engineering, construction, operations and
Chancellor,       technical services). Previous Positions:
Duquesne          President, Duquesne University; Dean and
University        Professor of Law, University of Pittsburgh
Pittsburgh, PA    School of Law; Dean and Professor of Law,
TRUSTEE(1)(2)     Villanova University School of Law.

Marjorie P.       Principal Occupations: Director or Trustee of   $0         $148,500.00
Smuts Birth       the Federated Fund Complex; Public Relations/
Date: June21,     Marketing Consultant/Conference Coordinator.
1935 4905         Previous Positions: National Spokesperson,
Bayard Street     Aluminum Company of America; television
Pittsburgh, PA    producer; President, Marj Palmer Assoc.;
TRUSTEE(1)(2)     Owner, Scandia Bord.

     + Board members will not receive compensation from the Fund during the Fund's first fiscal year. Thereafter, the Fund will be subject to a base charge of $250 per quarter; the remainder of the "Total Compensation" in column two will be allocated to each fund in the Federated Fund Complex based on the net assets of each such fund.




---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Name Birth Date   Principal Occupation(s) for Past Five Years,    Aggregate     Total
Address           Other Directorships Held and Previous           Compensation  Compensation
Positions Held    Positions                                       From          From
with Fund                                                         Fund          Fund and
                                                                  (past         Federated
                                                                  fiscal        Fund
                                                                  year)+        Complex
                                                                                (past
                                                                                calendar
                                                                                year)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
John S. Walsh     Principal Occupations: Director or Trustee of   $0         $148,500.00
Birth Date:       the Federated Fund Complex; President and
November28,       Director, Heat Wagon, Inc. (manufacturer of
1957 2604         construction temporary heaters); President and
William Drive     Director, Manufacturers Products, Inc.
Valparaiso, IN    (distributor of portable construction
 TRUSTEE(1)(2)    heaters); President, Portable Heater Parts, a
                  division of Manufacturers Products, Inc.
                  Previous Position: Vice President, Walsh &
                  Kelly, Inc.



OFFICERS**

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Name Birth       Principal Occupation(s) and Previous Positions
Date Address
Positions Held
with Fund
---------------------------------------------------------------------------------------
John W.          Principal Occupations: Executive Vice President and Secretary of the
McGonigle        Federated Fund Complex; Executive Vice President, Secretary and
Birth Date:      Director, Federated Investors, Inc. Previous Positions: Trustee,
October26,       Federated Investment Management Company and Federated Investment
1938 EXECUTIVE   Counseling; Director, Federated Global Investment Management Corp.,
VICE PRESIDENT   Federated Services Company and Federated Securities Corp.
AND SECRETARY

Richard J.       Principal Occupations: Treasurer of the Federated Fund Complex;
Thomas Birth     Senior Vice President, Federated Administrative Services. Previous
Date: June17,    Positions: Vice President, Federated Administrative Services; held
1954 TREASURER   various management positions within Funds Financial Services
                 Division of Federated Investors, Inc.

Richard B.       Principal Occupations: President or Vice President of some of the
Fisher Birth     Funds in the Federated Fund Complex; Vice Chairman, Federated
Date: May17,     Investors, Inc.; Chairman, Federated Securities Corp. Previous
1923 VICE        Positions: Director or Trustee of some of the Funds in the Federated
PRESIDENT        Fund Complex; Executive Vice President, Federated Investors, Inc.
                 and Director and Chief Executive Officer, Federated Securities Corp.

William D.       Principal Occupations: Chief Investment Officer of this Fund and
Dawson III       various other Funds in the Federated Fund Complex; Executive Vice
Birth Date:      President, Federated Investment Counseling, Federated Global
March3, 1949     Investment Management Corp., Federated Investment Management Company
CHIEF            and Passport Research, Ltd.; Director, Federated Global Investment
INVESTMENT       Management Corp. and Federated Investment Management Company;
OFFICER          Portfolio Manager, Federated Administrative Services; Vice
                 President, Federated Investors, Inc. Previous Positions: Executive
                 Vice President and Senior Vice President, Federated Investment
                 Counseling Institutional Portfolio Management Services Division;
                 Senior Vice President, Federated Investment Management Company and
                 Passport Research, Ltd.

Mary Jo Ochson   Mary Jo Ochson is the Portfolio Manager of the Fund. She is Vice
Birth Date:      President of the Fund.  Ms. Ochson joined Federated in 1982 and has
September 12,    been a Senior Portfolio Manager and a Senior Vice President of the
1953 SENIOR      Fund's Adviser since 1996. From 1988 through 1995, Ms. Ochson served
VICE PRESIDENT   as a Portfolio Manager and a Vice President of the Fund's Adviser.
                 Ms. Ochson is a Chartered Financial Analyst and received her M.B.A.
                 in Finance from the University of Pittsburgh.


+ Board members will not receive compensation from the Fund during the Fund's first fiscal year. Thereafter, the Fund will be subject to a base charge of $250 per quarter; the remainder of the "Total Compensation" in column two will be allocated to each fund in the Federated Fund Complex based on the net assets of each such fund.

(1) After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of trustees for which he or she serves:
   -- Messrs. John F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., and John S. Walsh, as Class I trustees, are expected to stand for re-election at the Fund's 2004 meeting of shareholders.
   -- Messrs. J. Christopher Donahue, Nicholas P. Constantakis, John F. Cunningham, and Majorie P. Smuts, as Class II trustees, are expected to stand for re-election at the Fund's 2005 meeting of shareholders.
   -- Messrs. Lawrence D. Ellis, M.D., Peter E. Madden, Charles F. Mansfield, Jr. and John E. Murray, Jr., J.D, S.J.D., as Class III trustees, are expected to stand for re-election at the Fund's 2006 meeting of shareholders.


** Officers do not receive any compensation from the Fund. Thomas R. Donahue, Chief Financial Officer, Vice President, Treasurer and Assistant Secretary of Federated Investors, Inc. and an officer of its various advisory and underwriting subsidiaries, has served as a Term Member on the Board of Directors of Duquesne University, Pittsburgh, Pennsylvania, since May 12, 2000. Mr. John E. Murray, Jr., an Independent Trustee of the Fund, served as President of Duquesne from 1988 until his retirement from that position in 2001, and became Chancellor of Duquesne on August 15, 2001. It should be noted that Mr. Donahue abstains on any matter that comes before Duquesne's Board that affects Mr. Murray personally.


Committees of the Board
 --------------------------------------------------------------------------------------
 Board     Committee        Committee Functions                                Meetings
 Committee Members                                                             Held
                                                                               During
                                                                               Last
                                                                               Fiscal
                                                                               Year
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Executive John F.          In between meetings of the full Board, the         None
           Donahue John     Executive Committee generally may exercise all
           E. Murray,       the powers of the full Board in the management
           Jr., J.D.,       and direction of the business and conduct of the
           S.J.D.           affairs of the Fund in such manner as the
                            Executive Committee shall deem to be in the best
                            interests of the Fund. However, the Executive
                            Committee cannot elect or remove Board members,
                            increase or decrease the number of Trustees,
                            elect or remove any Officer, declare dividends,
                            issue shares or recommend to shareholders any
                            action requiring shareholder approval.

 Audit     Thomas G.        The Audit Committee reviews and recommends to      One
           Bigley John T.   the full Board the independent auditors to be
           Conroy, Jr.      selected to audit the Fund's financial
           Nicholas P.      statements; meets with the independent auditors
           Constantakis     periodically to review the results of the audits
           Charles F.       and report the results to the full Board;
           Mansfield, Jr.   evaluates the independence of the auditors,
                            reviews legal and regulatory matters that may
                            have a material effect on the financial
                            statements, related compliance policies and
                            programs, and the related reports received from
                            regulators; reviews the Fund's internal audit
                            function; review compliance with the Fund's code
                            of conduct/ethics; review valuation issues;
                            monitors inter-fund lending transactions;
                            reviews custody services and issues and
                            investigate any matters brought to the
                            Committee's attention that are within the scope
                            of its duties.


Board Ownership of Shares in the Fund and in the Federated Family of Investment Companies as of December 31, 2002

 --------------------------------------------


                                        Aggregate
                        Dollar          Dollar
                        Range           Range of
                        of              Shares
 Interested Board       Shares          Owned in
 Member Name            Owned           Federated
                        in Fund         Family of
                                        Investment
                                        Companies
 --------------------------------------------
 --------------------------------------------
 John F. Donahue        $0              Over $100,000

 J. Christopher Donahue $50,001-        Over $100,000
                        100,000

 Lawrence D. Ellis, M.D.   $0           Over $100,000

 Independent Board Member Name

 Thomas G. Bigley     $0        Over
                                $100,000

 John T. Conroy, Jr.  $0        Over
                                $100,000

 Nicholas P.          $0        Over
 Constantakis                   $100,000

 John F. Cunningham   $0        Over
                                $100,000

 Peter E. Madden      $0        Over
                                $100,000

 Charles F.           $0        $50,001 -
 Mansfield, Jr.                 $100,000

 John E. Murray,      $0        Over
 Jr., J.D., S.J.D.              $100,000

 Marjorie P. Smuts    $0        Over
                                $100,000

 John S. Walsh        $0        Over
                                $100,000

     The Trustees and Officers of the Fund beneficially and as a group owned less than 1% of the outstanding shares of the Fund as of January 31, 2003.

Code of Ethics

     As required by SEC rules, the Fund, its Adviser and the Fund's principal underwriters have adopted codes of ethics. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The codes of ethics are available on the EDGAR Database on the Security and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Security and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Adviser

     The Adviser conducts investment research and makes investment decisions for the Fund.

     The Adviser is a wholly owned subsidiary of Federated.

     Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay for the investment advisory services and facilities provided by the Adviser a fee payable monthly in arrears at an annual rate equal to 0.55% of the average daily value of the Fund's Managed Assets (the "Management Fee"). The Adviser has contractually agreed to waive receipt of a portion of its Management Fee in the amount of 0.20% of the average daily value of the Fund's Managed Assets for the first five years of the Fund's operations (through December 31, 2007), and for a declining amount for an additional three years (through December 31, 2010). Managed Assets means the total assets of the Fund including any assets attributable to any AMPS, any other preferred shares that may be issued in the future or borrowings that may be outstanding, minus the sum of accrued liabilities other than indebtedness attributable to financial leverage. The liquidation preference of AMPS or any other preferred shares that may be issued in the future is not a liability.

     The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Fund.

     As required by the 1940 Act, the Board has reviewed the Fund's investment advisory contract. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to other funds in the Federated Fund family ("Federated Funds").

     The Board also considered the compensation and benefits received by the Adviser. This includes fees to be received for services provided to the Fund by other entities in the Federated organization and research services to be received by the Adviser from brokers that execute Fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's services and fee. The Fund's Board is aware of these factors and has taken them into account in its review of the Fund's advisory contract.

     The Board considered and weighed these circumstances in light of its accumulated experience in working with Federated on matters relating to the Federated Funds, and was assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requested and received a significant amount of information about the Fund, the Federated Funds and the Federated organization. Thus, the Board's evaluation of the Fund's advisory contract included an analysis of reports covering such matters as: the Adviser's investment philosophy, personnel and processes; the short- and long-term performance of other Federated Funds (in absolute terms as well as in relationship to their particular investment programs and certain competitor or "peer group" funds) and comments on the reasons for performance; the Fund's proposed expenses, including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations; the possible use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services to be provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated Funds and the Federated companies that service them; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them.

     The Board also received financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated Funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as administrator and transfer agent to the Federated Funds). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute fund trades.

     The Board based its decision to approve the Fund's advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board did not consider any one of the factors and considerations identified above to be determinative. Because the totality of circumstances included considering the relationship of each Fund to the Federated Funds, the Board did not approach consideration of the Fund's advisory contract as if that were the only Federated Fund.

Custodian

     State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund.

Independent Auditors

     The independent auditor for the Fund, Ernst & Young LLP, conducts its audits in accordance with auditing standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

                          BROKERAGE TRANSACTIONS

     When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds under common control with the Fund. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

     Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the accounts(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

                     ADDITIONAL INFORMATION CONCERNING
                           THE AUCTIONS FOR AMPS

General

     Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository with respect to the AMPS. One certificate for all of the AMPS will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of AMPS contained in the Statement of Preferences of Auction Market Preferred Shares. The Fund will also issue stop-transfer instructions to the transfer agent for AMPS. Prior to the commencement of the right of holders of AMPS to elect a majority of the Fund's trustees, as described under "Description of the AMPS--Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the AMPS and owners of AMPS will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of AMPS, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

     The auction agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent was negligent in ascertaining the pertinent facts.

     The auction agent may rely upon, as evidence of the identities of the holders of AMPS, the auction agent's registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfers of AMPS" in the prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:30 p.m., New York City time, on the business day preceding such auction.

     The auction agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 45 days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

Broker-Dealers

     The auction agent after each auction for AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1%, in the case of any auction before a rate period of seven days, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any auction before a special rate period, of the purchase price of AMPS placed by such Broker-Dealer at such auction.

     The  Fund  may  request  the  auction   agent  to  terminate  one  or  more
Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

     The Broker-Dealer agreement provides that a Broker-Dealer, other than an affiliate of the Fund, may submit orders in auctions for its own account. Any Broker-Dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.


                       DESCRIPTION OF COMMON SHARES

     A description of Common Shares is contained in the prospectus. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Other Shares

     The Board, subject to applicable law and the Fund's Agreement and Declaration of Trust, may authorize an offering, without the approval of the Common Shareholders or holders of AMPS, of other classes or series of shares, as it determines to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares and the AMPS.

                        REPURCHASE OF COMMON SHARES

     The Fund is a closed-end management investment company and as such its Common Shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels
(which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Fund's Board may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such Common Shares in the open market or in private transactions, the making of a tender offer for such Common Shares or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when AMPS are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued AMPS dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund's portfolio, determined after deducting the acquisition price of the Common Shares, is at least 200% of the liquidation value of the outstanding AMPS (the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from NAV will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such Common Shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event, or condition, which would have a material adverse effect, including any adverse tax effect, on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

     The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when AMPS are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

     Before deciding whether to take any action if the Common Shares trade below NAV, the Fund's Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                TAX MATTERS

     The following is a description of certain federal income tax consequences to a shareholder acquiring, holding and disposing of AMPS. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

     The Fund intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets and distributions of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the total assets is invested in the securities of any one issuer, other than United States government securities and securities of other regulated investment companies, or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, the Fund will not be subject to federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (1) its "investment company taxable income" (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (2) its net tax exempt interest (the excess of its gross tax exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gains included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (2) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect, unless it has made a special taxable year election for excise tax purposes, to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     Distributions by the Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to shareholders as ordinary income, to the extent of the current or accumulated earnings and profits of the Fund and generally will not qualify for the dividends received deduction in the case of corporate shareholders. Net long-term capital gains realized by the Fund and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. Distributions by the Fund that do not constitute ordinary income dividends, capital gain distributions or exempt-interest dividends (as defined below) will be treated as a return of capital to the extent of, and in reduction of, the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     The Fund intends to invest in sufficient tax exempt securities to permit payment of "exempt-interest dividends," as defined in the Code. Except as provided below, exempt-interest dividends paid to holders of AMPS are not includable in the holder's gross income for federal income tax purposes.

     If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of AMPS.

     Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund and received by the holder of common shares on December 31.

     The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its AMPS as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between Common Shareholders and holders of AMPS in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

     Exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by holders of AMPS as items of interest excluded from their gross income, each holder of AMPS is advised to consult his tax advisor with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a "substantial user," or a "related person" of a substantial user, of the facilities financed with respect to any of the tax exempt obligations held by the Fund.

     Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain "private activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. In addition, for corporations alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings. Accordingly, investment in the Fund could cause holders of AMPS to be subject to or result in an increased liability under the AMT. The Fund will annually supply holders of AMPS a report indicating the amount and nature of amounts distributed to them.

     The redemption, sale or exchange of AMPS normally will result in capital gain or loss to holders of AMPS who hold their AMPS as capital assets. Generally, a holder of AMPS gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such preferred shares is attributable to tax exempt interest income. In addition, gain realized by the Fund from the disposition of a tax exempt security that is attributable to accrued market discount will be treated as ordinary income rather than capital gain, and thus may increase the amount of ordinary income dividends received by holders of AMPS. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains will be taxed at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years and whose holding periods began after December 31,
2000), while short-term capital gains and other ordinary income will currently be taxed at a maximum rate of 38.6%1. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing AMPS cannot be taken into account for purposes of determining gain or loss on the redemption, sale or exchange of such Shares within 90 days after their purchase to the extent AMPS or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption, sale or exchange of AMPS if the holder of AMPS purchases other AMPS of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to AMPS of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of AMPS held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such AMPS and, if not disallowed, such losses will be treated as long-term capital losses to the extent of any capital gain dividends received, or amounts credited as undistributed capital gains, with respect to such AMPS.

     In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any tax year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

----------

1 The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates. The Bush Administration has announced a tax proposal which would accelerate the changes in tax rates and apply the maximum 35% tax rate in 2003.

---------

     The Fund is required to withhold tax at a rate equal to the fourth lowest rate applicable to unmarried individuals (currently, 30%) on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder's federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

     If at any time when the Fund's AMPS are outstanding the Fund fails to meet the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, the Fund will be required to suspend distributions to holders of its Common Shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of the AMPS--Dividends and Rate Periods-Restrictions on Dividends and Other Distributions" in the prospectus. This may prevent the Fund from distributing at least an amount equal to the sum of 90% of its investment company taxable income (determined without regard to dividends paid) and 90% of its net tax exempt income, and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income, including net capital gain, or both. Upon failure to meet the Preferred Shares Basic
Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, the Fund will be required to redeem AMPS in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

     The Fund may, at its option, redeem AMPS in whole or in part, and is required to redeem AMPS to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from a redemption of AMPS will be taxed as gain or loss from the sale or exchange of AMPS under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an shareholder's interest in the Fund, (c) is substantially disproportionate with respect to the shareholder or (d) with respect to a non-corporate shareholder, is in partial liquidation of the shareholder's interest in the Fund. For purposes of (a), (b) and (c) above, a holder of AMPS ownership of Common Shares will be taken into account.

     Based in part on a lack of present intention on the part of the Fund to redeem the AMPS at any time in the future, the Fund intends to take the position that under present law the AMPS will constitute stock, rather than debt of the Fund. It is possible, however, that the Internal Revenue Service could take a contrary position asserting for example that the AMPS constitutes debt of the Fund. If that position was upheld, distributions in the AMPS would be considered interest, taxable as ordinary income regardless of the taxable earnings of the Fund.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Holders of AMPS are advised to consult their own tax advisers for more detailed information concerning the federal income taxation of the Fund and the income tax consequences to its holders of AMPS.

                                  EXPERTS

     The financial statements of the Fund at December 16, 2002 appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

                          ADDITIONAL INFORMATION

     A registration statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the registration statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of the registration statement may be inspected without charge on the EDGAR Database at the Commission's website at http://www.sec.gov or at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                       INDEPENDENT AUDITORS' REPORT

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and
Board of Trustees of
Federated Premier Intermediate Municipal Income Fund

     We have audited the accompanying statement of assets and liabilities of Federated Premier Intermediate Municipal Income Fund (the Fund) as of December 16, 2002. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Federated Premier Intermediate Municipal Income Fund at December 16, 2002, in conformity with accounting principles generally accepted in the United States of America.


                                                [GRAPHIC
                                          OMITTED][GRAPHIC OMITTED]

Boston, Massachusetts
December 16, 2002









                           FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES December 16, 2002

Assets:
Cash                                                        $100,003
Deferred Offering Costs                                      200,000

Total Assets                                                 300,003

Liabilities:
            Offering Costs Payable                          (200,000)

            Total Liabilities                               (200,000)

Net Assets (6,981 shares of $0.01 par value shares of beneficial interest issued and outstanding; unlimited authorized shares)
$100,003

Net Asset Value Per Share                                       $14.33
Maximum Offering Price Per Share (100 /95.50 of $14.33)         $15.00

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1.    Organization

     Federated Premier Intermediate Municipal Income Fund ("the Fund") was organized as a Delaware Statutory Trust on October 31, 2002. The Fund has had no operations to date other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Federated Investment Management Company ("the Investment Adviser"), a wholly owned subsidiary of Federated Investors, Inc., of 6,981 shares of beneficial interest at an aggregate purchase price of $100,003.

2.    Accounting Policies

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

3.    Investment Adviser and Related Parties


     The Fund has entered into an Investment Management Agreement (the "Agreement") with the Investment Adviser to serve as investment manager to the Fund. Pursuant to the Agreement, the Fund pays the Investment Adviser an annual management fee, payable daily, at the annual rate of 0.55 % of the Fund's average daily net assets.

     In order to reduce fund expenses, the Investment Adviser has contractually agreed to waive a portion of its management fee at the annual rate of 0.20% of the Fund's average daily net assets, not inclusive of any net assets attributable to any preferred shares that may be issued, from the commencement of operations through December 31, 2007, and for a declining amount thereafter through December 31, 2010.

     Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

4.    Organization Expenses and Offering Costs

     Based on an estimated Fund offering of 6,400,000 shares, organization expenses and offering costs are estimated to be $461,114. The Investment Advisor has agreed to pay i) all organizational expenses; and ii) the amount by which the aggregate of all of the Fund's offering costs (other than sales load) exceed $0.03 per share. Such amount to be paid by the Investment Adviser is $192,000. The Fund will pay offering costs estimated at $269,114 from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund offering.

5.    Federal Income Taxes

     The Fund intends to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to federal excise tax.

6.    Contingent Receivable from Investment Adviser

     In the event that the public offering of the Fund does not occur, the Investment Adviser has agreed to reimburse the Fund for all offering costs.




FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
FINANCIAL HIGHLIGHTS
(For a Common Share Outstanding Throughout the Period)


Period Ended February 3
(Unaudited)                       2003      1
Net Asset Value, Beginning of    $14.32
Period

Income From Investment
Operations:
Net investment income              0.05     2
Net realized and unrealized
gain (loss) on investments        (0.03)
Total from investment
operations                         0.02
Capital charge with respect to
issuance of common shares         (0.03)
Net Asset Value, End of Period   $14.31
Market Value, End of Period      $14.59
Total Investment Return3          (2.73)%


Ratios to Average Net Assets:
Expenses                           0.55 %
Net investment income              2.90 %
Expense waiver/reimbursement4      0.34 %

Supplemental Data:
Net assets, end of period (000  $99,413
omitted)
Portfolio turnover                   20 %

(1) Reflects operations for the period from December 20, 2002 (commencement of investment operations) to February 3, 2003.

(2)  Calculated using average shares outstanding.

(3) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Returns for a period less than one year are not annualized.

(4) This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements





Portfolio of Investments
------------------------------------------------------------------------------------
Federated Premier Intermediate Municipal Income Fund
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 February 3, 2003 (Unaudited)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 Principal                                                                    Value
Amount
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 LONG-TERM MUNICIPALS - 103.1%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Alaska - 4.2%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
      $3,815,000 Alaska State Housing Finance Corp., State           $    4,186,467
                 Capitalization Project Revenue Bonds, Series A,
                 5.00% (MBIA INS), 7/1/2011
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Arkansas - 3.9%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 University of Arkansas, Various Facilities
       3,550,000 Revenue Bonds, 5.00% (University of                      3,892,504
                 Arkansas-Fayetteville Campus)/(FGIC INS),
                 12/1/2012
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 California - 5.8%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 California State Educational Facilities
       1,250,000 Authority Revenue Bonds (Series 2000A), 6.75%            1,366,700
                 (Fresno Pacific University), 3/1/2019
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Golden State, CA Tobacco Securitization Corp.,
       3,000,000 Tobacco Settlement Revenue Bonds (Series                 2,853,360
                 2003A1), 6.25%, 6/1/2033
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Orange County, CA Development Agency, Tax
       1,500,000 Allocation, 6.125% (Santa Ana Heights Project),          1,540,785
                 9/1/2023
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          5,760,845
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Colorado - 2.1%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Denver, CO City & County Airport Authority,
       1,855,000 Airport Revenue Bonds, Series E, 6.00% (MBIA             2,125,737
                 INS), 11/15/2011
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Florida - 2.1%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Capital Trust Agency, FL, Revenue Bonds (Series
       1,000,000 2001), 10.00% (Seminole Tribe of Florida                 1,028,230
                 Convention and Resort Hotel Facilities),
                 10/1/2033
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Heritage Harbour, FL Community Development Revenue Bonds 1,000,150
       1,000,000 2002B), 5.40%, 11/1/2008
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          2,028,380
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Georgia - 3.9%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 La Grange, GA Water and Sewer Revenue Bonds,
       1,500,000 4.25%, 1/1/2010                                          1,602,255
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Municipal Electric Authority of Georgia, Revenue
       2,115,000 Bonds (Series 2002A), 5.25%, 11/1/2015                   2,291,835
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          3,894,090
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Hawaii - 1.0%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Hawaii State Department of Budget and Finance,
       1,000,000 Special Purpose Revenue Bonds (Series 2003A),            1,001,390
                 7.00% (Kahala Nui Project), 11/15/2012
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Illinois - 5.1%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Chicago, IL Motor Fuel Tax, Refunding Revenue
       1,000,000 Bonds , 5.375% (AMBAC INS)/(Original Issue               1,106,120
                 Yield: 5.519%), 1/1/2014
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Chicago, IL O'Hare International Airport Revenue
       1,790,000 Bonds, 5.50%, 1/1/2015                                   1,966,315
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Chicago, IL Special Assessment , Improvement
       1,000,000 Bonds (Series 2002), 6.626% (Lakeshore East                997,690
                 Project)/(Original Issue Yield: 6.637%),
                 12/1/2022
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Illinois Educational Facilities Authority
       1,000,000 Revenue Bonds (Series 2003A), 5.00% (Augustana             999,320
                 College), 10/1/2014
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          5,069,445
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Indiana - 2.4%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Indiana Health Facilities Financing Authority,
       2,000,000 Hospital Revenue Bonds, Monthly VRDNs (Clarian           2,400,000
                 Health Obligations)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Kentucky - 2.1%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Kentucky Economic Development Finance Authority,
       2,000,000 Health System Revenue Bonds (Series 2000A),              2,081,800
                 6.25% (Norton Healthcare, Inc.), 10/1/2012
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Louisiana - 4.5%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Louisiana Local Government Environmental
       1,535,000 Facilities Community Development Authority,              1,690,081
                 Revenue Bonds , 5.375% (BRCC Facilities
                 Corp.)/(MBIA INS), 12/1/2014
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Louisiana Local Government Environmental
       1,630,000 Facilities Community Development Authority,              1,782,128
                 Revenue Bonds , 5.375% (BRCC Facilities
                 Corp.)/(MBIA INS), 12/1/2015
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 West Feliciana Parish, LA Pollution Control
       1,000,000 Revenue Bonds, 7.00% (Gulf States Utilities),            1,032,550
                 11/1/2015
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          4,504,759
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Massachusetts - 3.5%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Commonwealth of Massachusetts, LT GO Bonds
       1,000,000 (Series 1997A), 5.75%, 8/1/2008                          1,150,260
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Commonwealth of Massachusetts, LT GO Bonds
       2,000,000 (Series C), 5.50% (FSA INS), 11/1/2010                   2,275,720
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          3,425,980
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Michigan - 4.1%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Cornell Township, MI Economic Development
       2,000,000 Revenue Bonds, 5.875% (Meadwestvaco-Escanaba             2,002,760
                 Project), 5/1/2018
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Michigan State Hospital Finance Authority
       2,000,000 Revenue Bonds, 5.625% (Henry Ford Health                 2,085,860
                 Systems), 3/1/2017
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          4,088,620
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Missouri - 3.8%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 St. Louis, MO, Airport Revenue Bonds (Series A),
       1,450,000 5.25% (MBIA INS), 7/1/2009                               1,623,246
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 St. Louis, MO, Airport Revenue Bonds (Series A),
       1,060,000 5.25% (MBIA INS), 7/1/2010                               1,184,168
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 St. Louis, MO, Airport Revenue Bonds (Series A),
         910,000 5.25% (MBIA INS), 7/1/2011                               1,012,866
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          3,820,280
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Mississippi - 1.1%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Lowndes County, MS Solid Waste Disposal and
       1,000,000 Pollution Control Revenue Bonds, 6.70%                   1,118,070
                 (Weyerhauser Co. Project), 4/1/2022
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 North Carolina - 2.2%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Mecklenburg County, NC Public Improvement UT GO
       1,000,000 Bonds (Series 1998B), 4.40%, 2/1/2008                    1,082,580
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Wake County, NC Public Improvement UT GO Bonds,
       1,000,000 4.50%, 3/1/2010                                          1,074,190
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          2,156,770
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Nevada - 1.0%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 North Las Vegas, NV Local Improvements Special
       1,000,000 Assessment, 6.40%, 12/1/2022                             1,001,150
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 New Jersey - 1.4%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 New Jersey State Transportation Corp.,
       1,250,000 Certificates of Participation (Series 1999A),            1,392,813
                 5.00% (AMBAC INS), 9/15/2007
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 New Mexico - 1.0%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Farmington, NM Pollution Control Revenue Bonds
       1,000,000 (Series 2002A), 6.375% (El Paso Electric Co.             1,012,250
                 Project), 6/1/2032
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 New York - 1.9%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 New York State Urban Development Corp.,
       1,795,000 Correctional & Youth Facilities Service Revenue          1,852,404
                 Bonds (Series 2002C), 4.00% (XL Capital Ltd.
                 INS), 1/1/2010
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Ohio - 3.1%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Ohio State Air Quality Development Authority
       3,000,000 Revenue Bonds, 6.00% (Pollution Control,                 3,074,040
                 Cleveland), 12/1/2013
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Pennsylvania - 12.0%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Allegheny County, PA HDA, Health System Revenue
       1,000,000 Bonds, Series B, 9.25% (West Penn Allegheny              1,109,720
                 Health System)/(Original Issue Yield: 9.30%),
                 11/15/2015
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Cumberland County, PA Municipal Authority,
       1,000,000 Retirement Community Revenue Bonds (Series               1,000,780
                 2002A), 6.00% (Wesley Affiliated Services),
                 1/1/2013
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Erie County, PA Hospital Authority Revenue
       1,000,000 Bonds, Monthly VRDNs (Forestview Health Care             1,000,000
                 Center), 1/1/2032
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Pennsylvania State Higher Education Facilities
       2,500,000 Authority, Health System Revenue Bonds (Series           2,711,700
                 A), 6.25% (UPMC Health System), 1/15/2018
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Philadelphia, PA Gas Works, Revenue Bonds (4th
       1,500,000 Series), 5.00% (FSA INS), 8/1/2012                       1,626,540
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Philadelphia, PA Gas Works, Revenue Bonds
       1,475,000 (Sixteenth Series), 5.25% (FSA INS), 7/1/2008            1,655,643
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 State Public School Building Authority, PA,
       2,615,000 Revenue Bonds, 5.25% (MBIA INS), 9/1/2008                2,856,338
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                         11,960,721
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 South Carolina - 1.1%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Georgetown County, SC Environmental
       1,000,000 Improvements, Refunding Revenue Bonds (Series            1,061,700
                 2000A), 5.95% (International Paper Co.),
                 3/15/2014
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Texas - 11.0%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Austin, TX Electric Utility System Revenue Bonds
       2,975,000 (Series 2002A), 5.50%, 11/15/2012                        3,358,359
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Gulf Coast, TX Waste Disposal Authority, Revenue
       1,940,000 Bonds , 5.00% (Bayport Area System)/(AMBAC INS),         2,060,688
                 10/1/2015
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Houston, TX Airport System, Subordinated Lien
       1,500,000 Revenue Bonds , 5.25% (FSA INS), 7/1/2012                1,653,840
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Houston, TX Hotel Occupancy Tax, Convention &
       1,475,000 Entertainment Special Revenue Bonds (Series              1,617,397
                 2001B), 5.375% (AMBAC INS), 9/1/2013
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 North Central Texas HFDC, Revenue Bonds , 5.50%
       2,000,000 (Baylor Health Care System), 5/15/2007                   2,205,820
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                         10,896,104
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Utah - 4.4%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Emery County, UT Pollution Control Revenue
       4,400,000 Bonds, Daily VRDNs (Pacificorp Project)/(AMBAC           4,400,000
                 INS)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Virginia - 2.0%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Bell Creek, VA Community Development Authority,
       1,000,000 Special Assessment Revenue Bonds (Series 2003A),         1,001,080
                 6.75%, 3/1/2022
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Peninsula Ports Authority, VA, Residential Care
       1,000,000 Facilities Revenue Bonds, 7.375% (Virginia                 988,850
                 Baptist Homes), 12/1/2023
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          1,989,930
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Washington - 6.9%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Seattle, WA Municipal Light & Power, Revenue
       2,000,000 Refunding Bonds, 4.375% (FSA INS), 12/1/2009             2,139,480
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Tobacco Settlement Authority, WA, Tobacco
       1,500,000 Settlement Asset Backed Revenue Bonds, 6.50%             1,463,280
                 (Original Issue Yield: 6.65%), 6/1/2026
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Yakima County, WA, LT GO Bonds, 5.00% (AMBAC
       1,435,000 INS), 12/1/2010                                          1,583,264
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Yakima County, WA, LT GO Bonds, 5.25% (AMBAC
       1,495,000 INS), 12/1/2011                                          1,668,913
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          6,854,937
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Wisconsin - 5.5%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Badger, WI Tobacco Asset Securitization Corp.,
       2,500,000 Refunding Revenue Bonds, 6.125%, 6/1/2027                2,381,525
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Wisconsin State HEFA, Health Facilities Revenue
       2,000,000 Bonds, 5.75% (Synergyhealth, Inc.), 11/15/2015           2,047,460
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 Wisconsin State HEFA, Health Facilities Revenue
       1,000,000 Bonds, 7.125% (Community Memorial Hospital, Inc.           989,200
                 Project), 1/15/2022
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL
                                                                          5,418,185
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $102,487,36102,469,371
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                 The cost of investments for federal tax purposes amounts to
               1 $102,487,366.  The net unrealized depreciation of investments on a federal tax basis amounts to $17,995 which is comprised of
                 $306,738 appreciation and $324,733 depreciation at February 3,
                 2003.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Note: The categories of investments are shown as a percentage of net assets
($99,412,719) at February 3, 2003.
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
The following acronyms were used throughout this portfolio:
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
AMBAC            --American Municipal Bond Assurance Corporation
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
FGIC             --Financial Guaranty Insurance Corporation
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
FSA              --Financial Security Assurance
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
GO               --General Obligation
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
HDA              --Hospital Development Authority
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
INS              --Insured
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
LT               --Limited Tax
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
MBIA             --Municipal Bond Insurance Association
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
UT               --Unlimited Tax
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------







FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES


February 3, 2003  (Unaudited)

Assets:
Total investments in securities, at value
(identified cost $102,487,366)                                  $     102,469,371
Receivable for investments sold                                         7,258,117
Income receivable                                                         986,735
  Total assets                                                        110,714,223
Liabilities:
Payable to Bank                                $        8,131
Payable for investments purchased                  11,216,804
Accrued expenses                                       76,569
  Total liabilities                                                    11,301,504
Net assets for 6,946,981 shares outstanding                     $      99,412,719
Net Assets Consist of:
Paid in capital                                                 $      99,272,391
Net unrealized depreciation of investments                                (17,995)
Accumulated net realized loss on
investments                                                              (155,767)
Undistributed net investment income                                       314,090
  Total Net Assets                                              $      99,412,719
Net Asset Value Per Share
$99,412,719 / 6,946,981 common shares
outstanding                                                                $14.31
Market Value Per Share                                                     $14.59


See Notes which are an integral part of the Financial Statements
---------------------------------------------------------------------------








FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
STATEMENT OF OPERATIONS
Period Ended February 3, 2003 (Unaudited) (1)

Investment Income:
Interest                                                            $       373,555

Expenses:
Investment adviser fee                            $      59,466
Administrative personnel and
services fee                                             14,726
Custodian fees                                              594
Transfer and dividend
disbursing agent fees and
expenses                                                  3,785
Auditing fees                                             2,325
Legal fees                                                1,081
Portfolio accounting fees                                 5,947
Printing and postage                                      2,162
Insurance premiums                                          162
Miscellaneous                                             5,567
  Total expenseS                                         95,815
Waivers and Expense Reduction:
Waiver of investment adviser fee   $    (21,624)
Waiver of administrative
personnel and services fee              (14,726)
  Total waivers and expense
  reduction                                             (36,350)
Net expenses                                                                 59,465
Net investment income                                                       314,090
Realized and Unrealized Gain
(Loss) on Investments:
Net realized loss on
investments                                                                (155,767 )
Net change in unrealized
depreciation of investments                                                 (17,995 )
Net realized and unrealized
gain (loss) on investments                                                 (173,762 )
Change in net assets resulting
from operations                                                  $          140,328


(1) Reflects operations for the period from December 20, 2002 (commencement of investment operations) to February 3, 2003.


See Notes which are an integral part of the Financial Statements



FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                        Period
                                                         Ended
                                                   February 3, 2003 (1)
                                                      (Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income                               $     314,090
Net realized loss on investments                         (155,767)
Net change in unrealized depreciation of
investments                                               (17,995)
  Change in net assets resulting from operations          140,328
Distributions to Shareholders:
Distributions from net investment income                       --
Share Transactions:
Net proceeds from the issuance of common shares        99,272,391
Change in net assets                                   99,412,719
Net Assets:
Beginning of period                                            --
End of period (including undistributed net
investment income of $314,090)                      $  99,412,719

(1) Reflects operations for the period from December 20, 2002 (commencement of investment operations) to February 3, 2003.

===========================================================================

See Notes which are an integral part of the Financial Statements

Federated Premier Intermediate Municipal Income Fund
NOTES TO FINANCIAL STATEMENTS
February 3, 2003 (Unaudited)
---------------------------------------------------------------------------

ORGANIZATION

Federated Premier Intermediate Municipal Income Fund (the "Fund") was organized as a Delaware statutory trust on October 31, 2002 and is registered under the Investment Company Act of 1940, as amended (the "Act") as a diversified, closed-end management investment company. The investment objective of the Fund is to provide current income exempt from federal regular income tax, including alternative minimum tax.

Prior to commencing operations on December 20, 2002, the Fund had no operations other than matters relating to their organization and registration and the sales and issuance of 6,981 shares of common stock to Federated Investment Management Company. The Fund issued 6,400,000 shares of common stock in its initial public offering on December 20, 2002. These shares were issued at $15.00 per share before underwriting discount of $0.68 per share. Offering costs of $192,209 (representing $0.03 per share) were offset against proceeds of the offering and have been charged to paid-in capital. The Investment Adviser has paid all offering cost (other than sales load) and organizational expenses exceeding $0.03 per share of the Fund. An additional 540,000 shares were issued on February 3, 2003 at $15.00 per share.



SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

     Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions

     Interest income and expenses are accrued daily. All discount/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

     It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

     The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

     Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Use of Estimates

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

     Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

     At February 3, 2003, there is an unlimited number of par value shares ($0.01 per share) authorized. Of the 6,946,981 common shares outstanding at February 3, 2003, the Investment Advisor owned 6,981 shares.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

     The Fund has entered into an Investment Management Agreement (the "Agreement") with the Federated Investment Management Company (the "Adviser") to serve as investment manager to the Fund. Pursuant to the Agreement, the Fund pays the Adviser an annual management fee, payable daily, at the annual rate of 0.55% of the Fund's managed assets.

     In order to reduce fund expenses, the Adviser has contractually agreed to waive a portion of its investment adviser fee at the annual rate of 0.20% of the average daily value of the Fund's managed assets, not inclusive of any assets attributable to any preferred shares that may be issued, from the commencement of operations through December 31, 2007, and for a declining amount thereafter through December 31, 2010.

Administrative Fee

     Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

     Transfer and Dividend Disbursing Agent Fees and Expenses EquiServe Trust Company, N.A. ("EquiServe") serves as transfer and dividend disbursing agent for the Fund. The fee paid to EquiServe is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

     FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

     During the period ended February 3, 2003, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Trustees/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $55,777,250 and $70,565,000, respectively.

General

     Certain of the Officers and Trustees of the Corporation are Officers and Trustees or Trustees of the above companies.


INVESTMENT TRANSACTIONS

     Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended February 3, 2003, were as follows:

-----------------------------------------------------------------------
Purchases                                                $ 110,420,350
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Sales                                                     $ 15,498,519
-----------------------------------------------------------------------






                                   AA-57

                                APPENDIX A

           FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
                        STATEMENT OF PREFERENCES OF
                      AUCTION MARKET PREFERRED SHARES
                                 ("AMPS")


                             TABLE OF CONTENTS

Definitions.............................................................. AA-2
Part I................................................................... AA-20
1. Number of Authorized Shares........................................... AA-20
2. Dividends............................................................. AA-20
3. Gross-up Payments..................................................... AA-25
4. Designation of Special Rate Periods................................... AA-25
5. Voting Rights......................................................... AA-27
6. Investment Company Act Preferred Shares Asset Coverage................ AA-31
7. Preferred Shares Basic Maintenance Amount............................. AA-31
8. Reserved.............................................................. AA-33
9. Restrictions on Dividends and Other Distributions..................... AA-33
10.............................................Rating Agency Restrictions AA-34
11.............................................................Redemption AA-39
12.....................................................Liquidation Rights AA-42
13..........................................................Miscellaneous AA-43
Part II.................................................................. AA-44
1. Orders................................................................ AA-44
2. Submission of Orders by Broker-Dealers to Auction Agent............... AA-46
3. Determination of Sufficient Clearing Bids, Winning Bid Rate and        AA-48
   Applicable Rate.......................................................
4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders
   and Allocation of Shares.............................................. AA-50
5. Notification of Allocations........................................... AA-52
6. Auction Agent......................................................... AA-53
7. Transfer of AMPS...................................................... AA-53
8. Global Certificate.................................................... AA-53
Exhibit A................................................................ AA-55

      FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND, a Delaware statutory trust (the "Fund"), certifies that:

      First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of the Fund's Agreement and Declaration of Trust, as amended and restated (which, as hereafter restated, amended and supplemented from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of shares of the Fund's authorized preferred shares, liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Exhibit A hereto and such number of shares per such series as is set forth in Section 2 of Exhibit A hereto.

      Second: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of preferred shares now or hereafter described in Section 1 of Exhibit A hereto ("AMPS") are as follows (each such series being referred to herein as a series of AMPS, and shares of all such series being referred to herein individually and collectively as AMPS).


                                DEFINITIONS

      Except as otherwise specifically provided in Section 3 of Exhibit A hereto, as used in this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(1) "'AA' FINANCIAL COMPOSITE COMMERCIAL PAPER RATE," on any date for any Rate Period of shares of a series of AMPS, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Financial Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven- day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the interest equivalents of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Board of Governors of the Federal Reserve System ("Federal Reserve") for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, the "AA" Financial Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

(2) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of this Statement.

(3) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate, nor shall any Person, or any Person controlled by, in control of or under common control with such Person, one of the trustees, directors or executive officers of which is a Trustee of the Fund be deemed to be an Affiliate solely because such trustee, director or executive officer is also a Trustee of the Fund.

(4) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

(5) "AMPS" shall have the meaning set forth on the first page of this Statement.

(6)   "APPLICABLE RATE" shall have the meaning specified in subparagraph
      (e) (i) of Section 2 of Part I of this Statement.

(7)   "AUCTION" shall mean each periodic implementation of the Auction
      Procedures.

(8) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of AMPS so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

(9) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Trustees or the Executive Committee of the Board of Trustees in accordance with Section 6 of Part II of this Statement.

(10) "AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

(11) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

(12) "AVAILABLE AMPS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

(13)  "BENCHMARK RATE" shall have the meaning specified in paragraph
      (b)(iii) of Section 3 of Part II of this Statement.

(14) "BENEFICIAL OWNER," with respect to shares of a series of AMPS, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

(15) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(16) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

(17) "BOARD OF TRUSTEES" shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.

(18) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

(19) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

(20) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

(21)  "CODE" means the Internal Revenue Code of 1986, as amended.

(22) "COMMERCIAL PAPER DEALERS" shall mean Merrill Lynch Money Markets Inc., Lehman Brothers Inc. and Goldman Sachs Group, Inc., and any other commercial paper dealer selected by the Fund as to which Moody's, Fitch or any substitute rating agency then rating the AMPS shall not have objected or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

(23) "COMMON SHARES" shall mean the common shares of beneficial interest, par value $.01 per share, of the Fund.

(24) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be.

(25) "DATE OF ORIGINAL ISSUE," with respect to shares of a series of AMPS, shall mean the date on which the Fund initially issued such shares.

(26) "DECLARATION" shall have the meaning specified on the first page of this Statement.

(27) "DEPOSIT SECURITIES" shall mean cash and Municipal Obligations rated at least P-1, MIG-1 or VMIG-1 by Moody's, or F1 by Fitch.

(28) "DISCOUNTED VALUE," as of any Valuation Date, shall mean, (i)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or next call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor, and
      (ii) with respect to a Fitch Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Fitch Discount Factor, or (b) with respect to a Fitch Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or next call price thereof, including any call premium, divided by (2) the applicable Fitch Discount Factor.

(29) "DIVIDEND PAYMENT DATE," with respect to shares of a series of AMPS, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of
      Part I of this Statement.

(30) "DIVIDEND PERIOD," with respect to shares of a series of AMPS, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

(31) "EXISTING HOLDER," with respect to shares of a series of AMPS, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

(32) "EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 49 days thereafter.

(33) "FAILURE TO DEPOSIT," with respect to shares of a series of AMPS, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of AMPS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(34) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Fitch Volatility Factor" and "Moody's Volatility Factor."

(35)  "FITCH" shall mean Fitch Ratings and its successors.

(36) "FITCH DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below.

                                 RATING CATEGORY

Exposure Period        AAA*     AA*      A*     BBB*     F1**   UNRATED***
7 weeks..............  151%     159%    166%    173%     136%      225%
8 weeks or less but
greater than 7 weeks.  154%     161%    168%    176%     137%      231%
9 weeks or less but
greater than 8 weeks.  158%     163%    170%    177%     138%      240%
___________

* Fitch rating (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below).
**   Municipal Obligations rated F1 by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
*** Municipal Obligations rated less than BBB by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below) or unrated.
      Notwithstanding the foregoing, (i) the Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least F2 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

(37).. "FITCH ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Fitch rating, as applicable, suspended by Fitch, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BB or lower or not rated (for the purposes of this definition only, "Other Securities") may comprise no more than 4% of total Fitch Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated BBB by Fitch may comprise no more than 6% of total Fitch Eligible Assets; such Other Securities and BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Fitch, may comprise no more than 10% of total Fitch Eligible Assets; and such Other Securities, and BBB and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated AA by Fitch, may comprise no more than 20% of total Fitch Eligible Assets. For purposes of the foregoing sentence (i) any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation; and (ii) any Municipal Obligation for which the nominal issuer is a conduit for a third party the obligations of which are the sole source of revenues for the payment of such Municipal Obligation shall be deemed to be issued by such third party. Other Securities issued by issuers located within a single state or territory may comprise no more than 12% of total Fitch Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated BBB by Fitch, may comprise no more than 20% of total Fitch Eligible Assets; such Other Securities, BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Fitch, may comprise no more than 40% of total Fitch Eligible Assets; and such Other Securities and BBB and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated AA by Fitch, may comprise no more than 60% of total Fitch Eligible Assets. For purposes of applying the foregoing requirements and applying the applicable Fitch Discount Factor, if a Municipal Obligation is not rated by Fitch but is rated by Moody's and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Fitch rating which is the lower of the Moody's and S&P rating. If a Municipal Obligation is not rated by Fitch but is rated by Moody's or S&P, such Municipal Obligation



      (excluding short-term Municipal Obligations) will be deemed to have such rating. For purposes of applying the foregoing percentage test requirements, Eligible Assets shall be calculated without including cash; and Municipal Obligations rated F1 by Fitch or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's; or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Fitch Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Fund purchases a Fitch Eligible Asset and agrees to sell it at a future date, such Fitch Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A by Fitch and the transaction has a term of no more than 30 days; otherwise, such Fitch Eligible Asset shall be valued at the Discounted Value of such Fitch Eligible Asset.



      Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch (if Fitch is then rating the AMPS) has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by the Fund's investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

(38) "FITCH HEDGING TRANSACTIONS" shall have the meaning specified in paragraph (b)(1) of Section 10 of Part I of this Statement.

(39) "FITCH VOLATILITY FACTOR" shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%;
      (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; and (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date described in (i) above in this definition instead shall be determined by reference to the following table:

           Federal Tax Rate Increase       Fitch Volatility Factor
                      5%                             295%
                      10%                            317%
                      15%                            341%
                      20%                            369%
                      25%                            400%
                      30%                            436%
                      35%                            477%
                      40%                            525%

(40)   "FORWARD COMMITMENTS" shall have the meaning specified in paragraph
      (a)(iv) of Section 10 of Part I of this Statement.

(41) "FUND" shall mean the entity named on the first page of this Statement, which is the issuer of the AMPS.

(42) "GROSS-UP PAYMENT" means payment to a Holder of AMPS of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be at least equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations had been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of AMPS is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of AMPS at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

(43) "HOLDER," with respect to shares of a series of AMPS, shall mean the registered holder of such shares as the same appears on the record books of the Fund.

(44) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(45) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

(46) "INITIAL RATE PERIOD," with respect to shares of a series of AMPS, shall have the meaning specified with respect to shares of such series in Section 5 of Exhibit A hereto.

(47) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

(48) "INVESTMENT COMPANY ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

(49) "INVESTMENT COMPANY ACT CURE DATE," with respect to the failure by the Fund to maintain the Investment Company Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of this
      Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

(50) "INVESTMENT COMPANY ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of beneficial interest, including all outstanding AMPS (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

(51) "KENNY INDEX," shall mean the Kenny S&P 30 day High Grade Index or any successor index (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS)), made available by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57 (a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax."

(52)   "LATE CHARGE" shall have the meaning specified in subparagraph (e)
      (1) (B) of Section 2 of Part I of this Statement.

(53) "LIQUIDATION PREFERENCE," with respect to a given number of AMPS, means $25,000 times that number.

(54) "MARKET VALUE" of any asset of the Fund shall be the market value thereof determined by J.J. Kenny or any other pricing service or services designated by the Board of Trustees of the Fund, provided that the Fund obtains written assurance from Moody's and Fitch, if Moody's and Fitch are then rating the AMPS, and from any substitute rating agency then rating the AMPS that such designation will not impair the rating then assigned by Moody's, Fitch or such substitute rating agency to the AMPS (the "Pricing Service"). Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the mean between the quoted bid and ask price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of:
      yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. If the Pricing Service fails to provide the Market Value of any Municipal Obligation, such Municipal Obligation shall be valued at the lower of two bid quotations (one of which shall be in writing) obtained by the Fund from two dealers who are members of the National Association of Securities Dealers, Inc. and are making a market in such Municipal Obligations. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value as determined by the Pricing Service or if the Pricing Service is not able to value such instruments, they shall be valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

(55) "MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY," as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

(56) "MAXIMUM RATE," for shares of a series of AMPS on any Auction Date for shares of such series, shall mean:

            (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and
      (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

                  (A) the dividend rate on shares of such series for the
            then-ending Rate Period; and

                  (B) the product of (1) the higher of (x) the Reference
            Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

            (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

(57) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days.

(58) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

(59) "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below:

                                 RATING CATEGORY

Exposure Period   Aaa*  Aa*  A*    Baa* Other**(V)MIG-1***SP-1+**** UNRATED*****
7 weeks........... 151%  159% 166%  173% 187%   136%       148%      225%
8 weeks or less
but  greater than  154%  161% 168%  176% 190%   137%       149%      231%
7 weeks...........
9 weeks or less
but  greater than  158%  163% 170%  177% 192%   138%       150%      240%
8 weeks...........
___________
*     Moody's rating.

**    Municipal Obligations not rated by Moody's but rated BBB by S&P.

*** Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

**** Municipal Obligations not rated by Moody's but rated A-1+ or SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

***** Municipal Obligations rated less than Baa3 by Moody's or less than BBB by S&P or not rated by Moody's or S&P. These Municipal
      Obligations may not exceed 10% of Moody's Eligible Assets.

      Notwithstanding the foregoing, (i) the Moody's Discount Factor for short- term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-l or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

(60) "MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Moody's rating, as applicable, suspended by Moody's, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BBB or lower by S&P, or Ba or lower by Moody's or not rated by S&P or Moody's (for the purposes of this definition only, "Other Securities") may comprise no more than 4% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence (i) any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation; and (ii) any Municipal Obligation for which the nominal issuer is a conduit for a third party the obligations of which are the sole source of revenues for the payment of such Municipal Obligation shall be deemed to be issued by such third party. Other Securities issued by issuers located within a single state or territory may comprise no more than 12% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of applying the foregoing requirements, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P, Moody's Eligible Assets shall be calculated without including cash, and Municipal Obligations rated MIG-1, VMIG- 1 or P-1 or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Fund purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days; otherwise, such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

      Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by the Fund's investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement or (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

(61) "MOODY'S HEDGING TRANSACTIONS" shall have the meaning specified in paragraph (a)(i) of Section 10 of Part I of this Statement.

(62)  "MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date,
      (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

                                        Volatility
            Federal Tax Rate Increase     Factor
            5%.........................    295%
            10%........................    317%
            15%........................    341%
            20%........................    369%
            25%........................    400%
            30%........................    436%
            35%........................    477%
            40%........................    525%

---------------------------------------------------------------------------

(63).. "MUNICIPAL INDEX" shall have the meaning specified in paragraph
      (a)(i) of Section 10 of Part I of this Statement.

(64) "MUNICIPAL OBLIGATIONS" shall mean any and all instruments that pay interest or make other distributions that are exempt from regular Federal income tax and in which the Fund may invest consistent with the investment policies and restrictions contained in its registration statement on Form N-2 (333-102032) ("Registration Statement"), as the same may be amended from time to time.

(65) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of AMPS pursuant to paragraph (c) of Section 11 of Part I of this Statement.

(66) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of AMPS pursuant to subparagraph (d)(i) of
      Section 4 of Part I of this Statement.

(67) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(68) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of AMPS, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

(69) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(70) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of AMPS, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

(71) "POTENTIAL HOLDER," with respect to shares of a series of AMPS, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

(72) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of AMPS outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the AMPS (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for the AMPS outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the AMPS outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other preferred shares outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other preferred shares) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the AMPS, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the AMPS, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Gross-up Payment Liability in respect of AMPS (and similar amounts payable in respect of other preferred shares pursuant to provisions similar to those contained in Section 3 of
      Part I of this Statement) as of such Valuation Date; (F) the amount of any indebtedness or obligations of the Fund senior in right of payment to the AMPS; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through
      (i)(F) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less
      (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. Government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through (i) (G) become payable, otherwise the Moody's Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(G).

(73) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the Preferred Shares Basic
      Maintenance Amount (as required by paragraph (a) of Section 7 of
      Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

(74) "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

(75) "PRICING SERVICE" shall have the meaning specified in the definition of "Market Value" above.

(76) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each February, May, August and November of each year, commencing on the date set forth in Section 6 of Exhibit A hereto.

(77) "RATE MULTIPLE," for a series of AMPS on any Auction Date for such series, shall mean the percentage, determined as set forth in the columns below (depending on whether the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for such series as provided in this Statement) based on the lower of the prevailing ratings of shares of such series by Moody's or Fitch in effect at the close of business on the Business Day next preceding such Auction Date:

         PREVAILING RATING             APPLICABLE       APPLICABLE PERCENTAGE
                                       PERCENTAGE-                -
                                     NO NOTIFICATION         NOTIFICATION
       MOODY'S         FITCH
    Aa3 or higher  AA- or higher          110%                   150%
      A3 to A1        A- to A+            125%                   160%
    Baa3 to Baa1    BBB- to BBB+          150%                   250%
     Ba3 to Ba1      BB- to BB+           200%                   275%
      Below Ba3      Below BB-            250%                   300%

---------------------------------------------------------------------------
      If such shares are rated by only one such rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. If neither Moody's nor Fitch shall make such a rating available, the Rate Multiple shall be based on the equivalent rating or ratings by S&P and/or another nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time, to time) that acts as a substitute rating agency in respect of the AMPS of such series, and the Fund shall take all reasonable action to enable at least one such rating agency to provide a rating for the AMPS.

(78) "RATE PERIOD," with respect to shares of a series of AMPS, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

(79) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

(80) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean for purposes of calculation of Moody's Eligible Assets and Fitch Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) or (y) with counterparties having a Moody's long-term debt rating of at least Baa3 (if Moody's is then rating the AMPS) and a Fitch long-term debt rating of at least BBB (if Fitch is then rating the AMPS); and (ii) the Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above.

(81) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.

(82) "REFERENCE RATE" shall mean (i) the "AA" Financial Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of fewer than 183 Rate Period Days; and (ii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

(83) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."

(84) "S&P" shall mean Standard & Poor's Ratings Group, and its successors.

(85) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the AMPS.

(86) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(87) "SPECIAL RATE PERIOD," with respect to shares of a series of AMPS, shall have the meaning specified in paragraph (a) of Section 4 of
      Part I of this Statement.

(88) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.

(89) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

(90) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(91) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(92) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(93) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(94) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of AMPS, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

(95) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean any commercial paper dealer selected by the Fund as to which Moody's, Fitch or any substitute rating agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a Commercial Paper Dealer.

(96) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" any U.S. Government securities dealer selected by the Fund as to which Moody's, Fitch or any substitute rating agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

(97) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

(98) "TAXABLE ALLOCATION" shall have the meaning specified in Section 3 of Part I of this Statement.

(99)  "TAXABLE INCOME" shall have the meaning specified in paragraph
      (b)(iii) of Section 3 of Part II of this Statement.

(100)  "TREASURY BILL" shall mean a direct obligation of the U.S.
      Government having a maturity at the time of issuance of 364 days or less.

(101) "TREASURY BILL RATE," on any date for any Rate Period, shall mean
      (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

(102)  "TREASURY FUTURES" shall have the meaning specified in paragraph
      (a)(i) of Section 10 of Part I of this Statement.

(103) "TREASURY NOTE" shall mean a direct obligation of the U.S.
      Government having a maturity at the time of issuance of five years or less but more than 364 days.

(104) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean
      (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

(105) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Merrill Lynch Government Securities, Inc., Salomon Smith Barney Inc., UBS Warburg LLC, and any other U.S. Government securities dealer selected by the Fund as to which Moody's (if Moody's is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

(106) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each month.

(107) "VOLATILITY FACTOR" shall mean, as of any Valuation Date, the Moody's Volatility Factor and the Fitch Volatility Factor.

(108) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of
      Section 5 of Part I of this Statement.
(109) "WINNING BID RATE" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

      Any additional definitions specifically set forth in Section 4 of Exhibit A hereto shall be incorporated herein and made part hereof by reference thereto.


                                  PART I.


1.  Number of Authorized Shares.

      The number of authorized shares constituting a series of the AMPS shall be as set forth with respect to such series in Section 2 of Exhibit A hereto.


2.  Dividends.

      (a) Ranking. The shares of a series of the AMPS shall rank on a parity with each other, with shares of any other series of the AMPS and with shares of any other series of preferred shares as to the payment of dividends by the Fund.

      (b) Cumulative Cash Dividends. The Holders of any series of AMPS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of AMPS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on AMPS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on AMPS which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

      (c) Dividends Cumulative From Date of Original Issue. Dividends on any series of AMPS shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

      (d) Dividend Payment Dates and Adjustment Thereof. The Dividend Payment Dates with respect to shares of a series of AMPS shall be as set forth with respect to shares of such series in Section 7 of Exhibit A hereto; provided, however, that:

            (i) if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; provided, however, that if the day on which dividends would otherwise be payable is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive normal trading days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date cannot be paid for any such reason, then:

                  (A) the Dividend Payment Date for the affected Dividend Period will be the next Business Day (determined without regard to the closure of the New York Stock Exchange) on which the Fund and its paying agent, if any, can pay the dividend;

                  (B) the affected Dividend Period will end on the day it otherwise would have ended; and

                  (C) the next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended; and

            (ii) notwithstanding Section 7 of Exhibit A hereto, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of AMPS consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of
      Section 4 of this Part I.

      (e)  Dividend Rates and Calculation of Dividends.

            (i) Dividend Rates. The dividend rate on AMPS of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation as to Series" in Section 1 of Exhibit A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

                  (A) an Auction for any such Subsequent Rate Period is
            not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor; provided, however, that if the day which would otherwise be an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive normal trading days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, then the Applicable Rate for the Subsequent Rate Period will be the Applicable Rate determined on the previous Auction Date;

                  (B) any Failure to Deposit shall have occurred with
            respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this
            Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

                  (C) any Failure to Deposit shall have occurred with
            respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this
            Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph
            (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "Ba3"/BB-"); or

                  (D) any Failure to Deposit shall have occurred with
            respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this
            Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "Ba3"/BB-") (the rate per annum at which dividends are payable on shares of a series of AMPS for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

            (ii) Calculation of Dividends. The amount of dividends per share payable on shares of a series of AMPS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

      (f) Curing a Failure to Deposit. A Failure to Deposit shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of a series of AMPS if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of AMPS when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

      (g) Dividend Payments by Fund to Auction Agent. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of AMPS, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

      (h) Auction Agent as Trustee of Dividend Payments by Fund. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

      (i) Dividends Paid to Holders. Each dividend on AMPS shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

      (j) Dividends Credited Against Earliest Accumulated but Unpaid Dividends. Any dividend payment made on AMPS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

      (k) Dividends Designated as Exempt-Interest Dividends. Dividends on AMPS shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, section 852 of the Code.


3.  Gross-Up Payments.

      Holders of AMPS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, dividends in an amount equal to the aggregate Gross-up Payments as follows:

            (a) Taxable Allocation Without Notice. If, but only if, the Fund allocates any net capital gain or other income taxable for Federal income tax purposes to a dividend paid on AMPS without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of this Statement (such allocation being referred to herein as a "Taxable Allocation"), whether or not by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding AMPS or the liquidation of the Fund, the Fund shall, during the Fund's fiscal year in which the Taxable Allocation was made or within 90 days after the end of such fiscal year, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice and a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such fiscal year at such Holder's address as the same appears or last appeared on the record books of the Fund.

            (b)  Reserved.

            (c) No Gross-Up Payments in the Event of a Reallocation. The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.


4.  Designation of Special Rate Periods.

      (a) Length of and Preconditions for Special Rate Period. The Fund, at its option, may designate any succeeding Subsequent Rate Period of a series of AMPS as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of
Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for a series of AMPS as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify Moody's (if Moody's is then rating such series) and Fitch (if Fitch is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Moody's (if Moody's is then rating such series) and Fitch (if Fitch is then rating such series) with such documents as it may request.

      (b) Adjustment of Length of Special Rate Period. The length of a Special Rate Period for any series of AMPS shall be subject to adjustment as provided for such series in Section 8 of Exhibit A.

      (c) Notice of Proposed Special Rate Period. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of AMPS as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

      (d) Notice of Special Rate Period. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of a series of AMPS as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

            (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids shall not exist in such Auction,
      (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and Fitch Eligible Assets (if Fitch is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factors applicable to Fitch Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definitions of Moody's Discount Factor and Fitch Discount Factor herein); or

            (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

      (e) Failure to Deliver Notice of Special Rate Period. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this
Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and Fitch (if Fitch is then rating the series in question) a copy of such notice.


5.  Voting Rights.

      (a) One Vote Per Share of AMPS. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of AMPS shall be entitled to one vote for each AMPS held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding preferred shares, including the AMPS, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Fund held for the election of Trustees, the holders of outstanding preferred shares, including the AMPS, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two Trustees of the Fund, each preferred share entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and preferred shares, voting together as a single class, shall elect the balance of the Trustees.

      (b)  Voting for Additional Trustees.

            (i) Voting Period. Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs
      (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including the AMPS, would constitute a majority of the Board of Trustees as so increased, and the holders of preferred shares, including the AMPS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the
      Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                  (A) if at the close of business on any dividend payment
            date accumulated dividends (whether or not earned or declared) on any outstanding preferred shares, including the AMPS, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                  (B) if at any time holders of preferred shares,
            including the AMPS, are entitled under the Investment Company Act to elect a majority of the Trustees of the Fund.

            If the Fund shall thereafter pay, or declare and set apart for payment (or in the case of the AMPS deposit with the Auction Agent) all dividends accumulated on all outstanding preferred shares, including the AMPS, through the most recent payment date therefor, then such Voting Period shall terminate. Upon the termination of a Voting Period, the voting rights described in this subparagraph
      (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

            (ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of preferred shares, including the AMPS, to elect additional Trustees as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and shall call a special meeting of such holders by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the AMPS, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of Trustees prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

            (iii) Terms of Office of Existing Trustees. The terms of office of all persons who are Trustees of the Fund at the time of a special meeting of Holders and holders of other preferred shares to elect Trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent Trustees elected by the holders of the Common Shares and preferred shares, shall constitute the duly elected Trustees of the Fund.

            (iv) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders and holders of other preferred shares pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining Trustees shall constitute the Trustees of the Fund and the voting rights of the Holders and such other holders to elect additional Trustees pursuant to subparagraph (b)(i) of his Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

      (c)  Holders of AMPS to Vote on Certain Other Matters.

            (i) Increases in Capitalization; Bankruptcy. So long as any AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of AMPS (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c)(ii) of
      Section 10 of this Part I, the Board of Trustees, without the vote or consent of the Holders of AMPS, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of AMPS or classes or series of other preferred shares ranking on a parity with AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund if the Fund receives written confirmation from Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) or any subsitute rating agency (if such agency is then rating the AMPS) that such authorization, creation and issuance would not impair the rating then assigned by such rating agency to the AMPS; and if, in any event, the Fund would, after giving effect thereto, continue to maintain the Investment Company Act Preferred Shares Asset Coverage; or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such AMPS or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division or split of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division or split adversely affect the Holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Fund not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.
            (ii) Investment Company Act Matters. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of a "majority of the outstanding" (as such term is defined in the Investment Company Act) preferred stock of the Fund, including the AMPS, voting as a separate class, shall be required to approve (A) any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares and (B) any action requiring a vote of security holders of the Fund under Section 13(a) of the Investment Company Act. In the event a vote of Holders of AMPS is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) of the results of such vote.

      (d) Board May Take Certain Actions Without Shareholder Approval. The Board of Trustees, without the vote or consent of the Holders of the AMPS, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody's or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of AMPS or the Holders thereof; provided that the Board of Trustees receives written confirmation from Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the
AMPS) that any such amendment, alteration or repeal would not impair the ratings then assigned to the AMPS by such rating agency:

Accountant's Confirmation                 Maximum Potential Gross-up Payment
                                          Liability
Deposit Securities                        Moody's Discount Factor
Discounted Value                          Moody's Eligible Asset
Exposure Period                           Moody's Hedging Transactions
Fitch Discount Factor                     Moody's Volatility Factor
Fitch Eligible Asset
Fitch Hedging Transactions                Municipal Index
Fitch Volatility Factor                   Preferred Shares Basic Maintenance
                                          Amount
Forward Commitments                       Preferred Shares Basic Maintenance
                                          Cure Date
                                          Preferred Shares Basic Maintenance
                                          Report
Independent Accountant                    Quarterly Valuation Date
Investment Company Act Cure Date          Receivables for Municipal Obligations
                                          Sold
Investment Company Act Preferred Shares   Treasury Futures
   Asset Coverage                         Valuation Date
Market Value                              Volatility Factor


      (e) Rights Set Forth Herein Are Sole Rights. Unless otherwise required by law or otherwise provided in the Declaration, the Holders of AMPS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

      (f) No Preemptive Rights or Cumulative Voting. The Holders of AMPS shall have no preemptive rights or rights to cumulative voting.

      (g) Voting for Trustees Sole Remedy for Fund's Failure to Pay Dividends. In the event that the Fund fails to pay any dividends on the AMPS, the exclusive remedy of the Holders shall be the right to vote for Trustees pursuant to the provisions of this Section 5.

      (h) Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any AMPS and no AMPS shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No AMPS held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.


6.  Investment Company Act Preferred Shares Asset Coverage.

      The Fund shall maintain, as of the last Business Day of each month in which any AMPS are outstanding, the Investment Company Act Preferred Shares Asset Coverage.


7.  Preferred Shares Basic Maintenance Amount.

      (a) So long as AMPS are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the AMPS) and (ii) Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the AMPS).

      (b) On or before 5:00 P.M., New York City time, on the seventh Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the seventh Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. The Fund shall also deliver a Preferred Shares Basic Maintenance Report as of the last Business Day of each month to the Auction Agent (if either Moody's or Fitch is then rating the AMPS), Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is than rating the AMPS) on or before the seventh Business Day after such Valuation Date. A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

      (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS)
(i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Fund during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Statement whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report), Moody's Eligible Assets (if Moody's is then rating the
AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation"), (iii) with respect to the Fitch ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has sought to verify such information by reference to Bloomberg Financial Services or another independent source approved in writing by Fitch (if Fitch is then rating the AMPS), and the Independent Accountant shall provide a listing in its letter of any differences, (iv) with respect to the Moody's ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has sought to verify such information by reference to Bloomberg Financial Services or another independent source approved in writing by Moody's (if Moody's is then rating the AMPS), and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vi) with respect to such confirmation to Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS), that the Fund has satisfied the requirements of Section 10 of this Part I.

      (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

      (e) If any Accountant's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the AMPS) or Fitch Eligible Assets (if Fitch is then rating the AMPS), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) promptly following receipt by the Fund of such Accountant's Confirmation.

      (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any AMPS, the Fund shall complete and deliver to Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue.

      (g) On or before 5:00 p.m., New York City time, on the seventh Business Day after either (i) the Fund shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of the Moody's Eligible Assets or the Fitch Eligible Assets to the Preferred Shares Basic Maintenance Amount on any Valuation Date is less than or equal to 105%, or (iii) whenever requested by Moody's or Fitch, the Fund shall complete and deliver to Moody's (if Moody's is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.


8.  [Reserved].


9.  Restrictions on Dividends and Other Distributions.

      (a) Dividends on Shares other than the AMPS. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the AMPS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the AMPS through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the AMPS through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with the AMPS through their most recent respective dividend payment dates, all dividends declared upon the AMPS and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with AMPS shall be declared pro rata so that the amount of dividends declared per share on AMPS and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of AMPS shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

      (b) Dividends and Other Distributions with Respect to Common Shares Under the Investment Company Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the AMPS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

      (c) Other Restrictions on Dividends and Other Distributions. For so long as any AMPS are outstanding, and except as set forth in paragraph
(a) of this Section 9 and paragraph (c) of Section 12 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of AMPS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) would each at least equal the Preferred Shares Basic Maintenance Amount.


10.  Rating Agency Restrictions.

      (a)  If Moody's is rating any AMPS, then:

            (i) For so long as any AMPS are rated by Moody's, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to such AMPS by Moody's, except that the Fund may purchase or sell exchange-traded futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds, Bills or Notes ("Treasury Futures"), and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

                  (A) the Fund will only engage in Moody's Hedging Transactions for the purpose of hedging against changes in the value of the Fund's portfolio securities due to anticipated changes in interest rates or market conditions; the amount hedged will vary from time to time and may involve the purchase and sale of futures contracts based on the Municipal Index or Treasury Futures to reduce or eliminate the amount hedged;

                  (B) the Fund will not engage in any Moody's Hedging Transaction which would cause the Fund, at the time of such transaction, to own or have sold net outstanding futures contracts having an aggregate Market Value exceeding 33 1/3% of the aggregate Market Value of assets owned by the Fund; and

                  (C) the Fund will not enter into an option unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic
            Maintenance Amount.

            (ii) For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Fund is obligated to deliver or receive pursuant to an outstanding option shall be as follows:

                  (A) assets subject to call options written by the Fund which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of:

                        (I)  Discounted Value and

                        (II) the exercise price of the call option written
                  by the Fund;

                  (B) assets subject to call options written by the Fund
            not meeting the requirements of clause (A) of this sentence shall have no value;

                  (C) assets subject to put options written by the Fund shall be valued at the lesser of:

                        (I)   the exercise price and

                        (II)  the Discounted Value of the subject
                  security; and

                  (D) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest
            Discounted Value.

            (iii) For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund:

                  (A) 10% of the exercise price of a written call option;

                  (B)   the exercise price of any written put option;

                  (C) the settlement price of the underlying futures contract if the Fund writes put options on a futures contract; and

                  (D) 105% of the Market Value of the underlying futures contracts if the Fund writes call options on a futures contract and does not own the underlying contract.

            (iv) For so long as any AMPS are rated by Moody's, the Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("Forward
      Commitments"), provided that:

                  (A) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1, MIG-1, or Baa or higher by Moody's or, if not rated by Moody's, rated A1+/AA, SP-1+/AA, A or AA or higher by S&P, and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party or long-term fixed income securities with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party; and

                  (B) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Forward
Commitments will be the Discounted Value as calculated by applying the respective Moody's Discount Factor.

      (b)   If Fitch is rating any AMPS, then:

            (i) For so long as any AMPS are rated by Fitch, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Fitch that engaging in such transactions would not impair the ratings then assigned to such AMPS by Fitch, except that the Fund may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Futures, and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Fitch Hedging Transactions"), subject to the following limitations:

                  (A) the Fund will only engage in Fitch Hedging Transactions for the purpose of hedging against changes in the value of the Fund's portfolio securities due to anticipated changes in interest rates or market conditions; the amount hedged will vary from time to time and may involve the purchase and sale of futures contracts based on the Municipal Index or Treasury Futures to reduce or eliminate the amount hedged;

                  (B) the Fund will not engage in any Fitch Hedging Transaction which would cause the Fund, at the time of such transaction, to own or have sold net outstanding futures contracts having an aggregate Market Value exceeding 33 1/3% of the aggregate Market Value of assets owned by the Fund; and

                  (C) the Fund will not enter into an option unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

            (ii) For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the
      Discounted Value of Fitch Eligible Assets which the Fund is obligated to deliver or receive pursuant to an outstanding option shall be as follows:

                  (A) assets subject to call options written by the Fund which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of:

                        (I)   Discounted Value and

                        (II)  the exercise price of the call option
                  written by the Fund;

                  (B) assets subject to call options written by the Fund not meeting the requirements of clause (A) of this sentence shall have no value;

                  (C) assets subject to put options written by the Fund shall be valued at the lesser of:

                        (I)   the exercise price and

                        (II)   the Discounted Value of the subject
                  security; and

                  (D) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest
            Discounted Value.

            (iii) For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Fitch Eligible Assets held by the Fund:

                  (A) 10% of the exercise price of a written call option;

                  (B)   the exercise price of any written put option;

                  (C) the settlement price of the underlying futures contract if the Fund writes put options on a futures contract; and

                  (D) 105% of the Market Value of the underlying futures contracts if the Fund writes call options on a futures contract and does not own the underlying contract.

            (iv) For so long as any AMPS are rated by Fitch, the Fund may enter into Forward Commitments, provided that:

                  (A) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated F-1 or BBB or higher by Fitch (or, if not rated by Fitch, rated P-1, MTG-1 or MIG-1, or Baa or higher by Moody's) and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party or long-term fixed income securities with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party; and

                  (B) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

      For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Forward Commitments will be the Discounted Value as calculated by applying the respective Fitch Discount Factor.

      (c) For so long as any AMPS are outstanding and Moody's or Fitch or both is rating such shares, the Fund will not, unless it has received written confirmation from Moody's or Fitch or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

            (i) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if

                  (A) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and

                  (B)   such borrowing

                        (I) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or

                        (II) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5% of the value of the total assets of the Fund at the time of the borrowing (for purposes of the foregoing, "temporary purposes" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed);

            (ii) except as provided in Section 5 of this Part I, issue additional shares of any series of AMPS or any class or series of shares ranking prior to or on a parity with AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any AMPS previously purchased or redeemed by the Fund;

            (iii) engage in any short sales of securities;

            (iv)  lend securities;

            (v) merge or consolidate into or with any other corporation or entity;

            (vi)  change the Pricing Service; or

            (vii) enter into reverse repurchase agreements.

      In the event any AMPS are outstanding and another nationally-recognized statistical rating organization is rating such shares in addition to or in lieu of Moody's or Fitch, the Fund shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or Fitch.


11.  Redemption.

      (a)  Optional Redemption.

            (i) Subject to the provisions of subparagraph (v) of this paragraph (a), AMPS of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of AMPS may not be redeemed in part if after such partial redemption fewer than 300 shares of such series remain outstanding; (2) unless otherwise provided in Section 9 of Exhibit A hereto, shares of a series of AMPS are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of AMPS, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph
      (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

            (ii) A Notice of Special Rate Period relating to shares of a series of AMPS for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

            (iii) If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

            (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of AMPS may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first Business Day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

            (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph
      (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of AMPS by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. The Fund shall not be required to have available Deposit Securities as described in clause (a) of this subparagraph (v) in respect of a redemption of any shares of AMPS, as a whole or in part, contemplated to be effected pursuant to paragraph 11(a) where such redemption is subject to the issuance of shares of any other series of preferred stock of the Fund. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets and Fitch Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factor applicable to Moody's Eligible Assets and the Fitch Discount Factor applicable to Fitch Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definitions of Moody's Discount Factor and Fitch Discount Factor herein.

      (b) Mandatory Redemption. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the AMPS, if the Fund fails to have either Moody's Eligible Assets or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the AMPS, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of AMPS to be redeemed shall be equal to the lesser of
(i) the minimum number of AMPS, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having Moody's Eligible Assets and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of AMPS and other preferred shares the redemption or retirement of which would have had such result, all AMPS then outstanding shall be redeemed), and (ii) the maximum number of AMPS, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, as the case may be, pro rata among AMPS and other preferred shares (and, then, pro rata among each series of AMPS) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of the AMPS and other preferred shares which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those AMPS and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

      (c) Notice of Redemption. If the Fund shall determine or be required to redeem shares of a series of AMPS pursuant to paragraph (a) or
(b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to each Holder of the AMPS to be redeemed, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Board of Trustees. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of AMPS to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of AMPS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

      (d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of AMPS (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

      (e) Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem AMPS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed AMPS for which a Notice of Redemption has been mailed, dividends may be declared and paid on AMPS and shall include those AMPS for which a Notice of Redemption has been mailed.

      (f) Auction Agent as Trustee of Redemption Payments by Fund. All moneys paid to the Auction Agent for payment of the Redemption Price of AMPS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

      (g) Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the AMPS that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this
Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of AMPS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the AMPS called for redemption on such date and (ii) all other amounts to which Holders of AMPS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of AMPS so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

      (h) Compliance with Applicable Law. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.

      (i) Only Whole AMPS may be Redeemed. In the case of any redemption pursuant to this Section 11, only whole AMPS shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.


12.  Liquidation Rights.

      (a) Ranking. The shares of a series of AMPS shall rank on a parity with each other, with shares of any other series of AMPS and with shares of any other series of preferred shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

      (b) Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of AMPS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the AMPS upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this Part I in connection with the liquidation of the Fund. After the payment to the Holders of the AMPS of the full preferential amounts provided for in this paragraph (b), the Holders of AMPS as such shall have no right or claim to any of the remaining assets of the Fund.

      (c) Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of AMPS upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the AMPS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the AMPS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

      (d) Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the AMPS as provided in paragraph
(b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the AMPS shall not be entitled to share therein.

      (e) Certain Events not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this
Section 12.


13.  Miscellaneous.

      (a) Amendment of Exhibit A to Add Additional Series. Subject to the provisions of paragraph (c)(ii) of Section 10 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Exhibit A hereto to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of AMPS or additional shares of a series of AMPS (and terms relating thereto) to the series and AMPS theretofore described therein. Each such additional series and all such additional shares shall be governed by the terms of this Statement.

      (b) Exhibit A Incorporated by Reference. Exhibit A hereto is incorporated in and made a part of this Statement by reference thereto.

      (c) No Fractional Shares. No fractional shares of AMPS shall be issued.

      (d) Status of AMPS Redeemed, Exchanged or Otherwise Acquired by the Fund. AMPS which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued preferred shares without designation as to series.

      (e) Board may Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of AMPS prior to the issuance of shares of such series.

      (f) Headings not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

      (g) Notices. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.


                                 PART II.


1.  Orders.

      (a) Prior to the Submission Deadline on each Auction Date for shares of a series of AMPS:

            (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                  (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                  (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                  (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Rate Period of shares of such series; and

            (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

      For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B),
(i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders;" an Order containing the information referred to in clause (i)(A) of this paragraph
(a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders;" an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids;" and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

      (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

            (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

            (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

            (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

      (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

            (A) the number of Outstanding shares of such series specified in such Sell Order; or

            (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to AMPS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

      (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

            (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

            (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

      (c) No Order for any number of AMPS other than whole shares shall be valid.


2.  Submission of Orders by Broker-Dealers to Auction Agent.

      (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for AMPS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

            (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

            (ii) the aggregate number of shares of such series that are the subject of such Order;

            (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                  (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

                  (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                  (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

            (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

      (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

      (c) If an Order or Orders covering all of the Outstanding AMPS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

      (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding AMPS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

            (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

            (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

            (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

            (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

            (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

            (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause
      (ii) above.

      (e) If more than one Bid for one or more shares of a series of AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

      (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.


3. Determination of Sufficient Clearing Bids, Winning Bids Rate and Applicable Rate.

      (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of AMPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

            (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS");

            (ii) from the Submitted Orders for shares of such series whether:

                  (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

            exceeds or is equal to the sum of:
                  (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

                  (C) the number of Outstanding shares of such series subject to Submitted Sell Orders

      (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

            (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate") which if:

                  (A) (I) each such Submitted Bid of Existing Holders
            specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                  (B) (I) each such Submitted Bid of Potential Holders
            specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

      would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause
(B) above, would equal not less than the Available AMPS of such series.

      (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of AMPS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

            (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next Succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

            (ii) if sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

            (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of
      (A)(I) the "AA" Financial Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and
      (B) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of AMPS by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.


4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

      Existing Holders shall continue to hold the AMPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

            (a) If Sufficient Clearing Bids for shares of a series of AMPS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the AMPS subject to such Submitted Bids;

                  (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the AMPS subject to such Submitted Bids;

                  (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                  (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the AMPS subject to such Submitted Bid, unless the number of Outstanding AMPS subject to all such Submitted Bids shall be greater than the number of AMPS ("remaining shares") in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) and
            (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold AMPS subject to such Submitted Bid, but only in an amount equal to the number of AMPS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                  (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) through
            (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

            (b) If Sufficient Clearing Bids for shares of a series of AMPS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the AMPS subject to such Submitted Bids;

                  (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                  (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

            (c) If all of the Outstanding shares of a series of AMPS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

            (d)  If, as a result of the procedures described in clause
      (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole AMPS.

            (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate AMPS of such series for purchase among Potential Holders so that only whole shares of AMPS of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing AMPS of such series on such Auction Date.

            (f) Based on the results of each Auction for shares of a series of AMPS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, AMPS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of AMPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

            (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver AMPS of any series or to pay for AMPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.


5.  Notification of Allocations.

      Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on AMPS, the Fund may, but shall not be required to, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of AMPS believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.




6.  Auction Agent.

      For so long as any AMPS are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any AMPS are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of AMPS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of AMPS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker- Dealer to be an Existing
Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.


7.  Transfer of AMPS.

      Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this
Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.


8.  Global Certificate.

      Prior to the commencement of a Voting Period, (i) all of the shares of a series of AMPS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of AMPS shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.











      IN WITNESS WHEREOF, FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND, has caused these presents to be signed as of [___________], 2003 in its name and on its behalf by its President and attested by its Secretary. Said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the Trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND


By:
Name:
Title:

ATTEST:



Name:
Title:
[___________], 2003



                                                                  EXHIBIT A


           FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND


                                 SECTION 1

Designation as to Series.

      SERIES A: A series of 2,441 AMPS, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Auction Market Preferred Shares, Series A" Each of the 2,441 shares of Series A AMPS issued on [___________], 2003 shall, for purposes hereof, be deemed to have a Date of Original Issue of [___________], 2003; have an Applicable Rate for its Initial Rate Period equal to [____]% per annum; have an initial Dividend Payment Date of February 26, 2003; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration, applicable to preferred shares of the Fund, as set forth in
Part I and Part II of this Statement. Any shares of Series A AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series A AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as set forth in Part I and Part II of this Statement. The Series A AMPS shall constitute a separate series of AMPS of the Fund, and each share of Series A AMPS shall be identical except as provided in
Section 11 of Part I of this Statement.


                                 SECTION 2


Number of Authorized Shares Per Series.

      The number of authorized shares constituting Series A AMPS is 2,441.


                                 SECTION 3


Exceptions to Certain Definitions.

      Notwithstanding the definitions contained under the heading
"Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

      Not applicable.


                                 SECTION 4


Certain Definitions.

      For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

      Not applicable.


                                 SECTION 5


Initial Rate Periods.

      The Initial Rate Period for shares of Series A AMPS shall be the period from and including the Date of Original Issue thereof to but excluding February 26, 2003.


                                 SECTION 6


Date for Purposes of the Definition of "Quarterly Valuation Date"
Contained Under the Heading "Definitions" in this Statement.

      May 30, 2003


                                 SECTION 7


Dividend Payment Dates.

      Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series A AMPS, for the Initial Rate Period on February 26, 2003, and on each Wednesday thereafter.


                                 SECTION 8


Adjustment of Length of Special Rate Period.

      In the event the Fund wishes to designate a Subsequent Rate Period for any Series A AMPS as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Wednesday that is a Business Day, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day.


                                 SECTION 9


Redemption Provisions Applicable to Initial Rate Periods.

      Not applicable.



                                   29
                                     Error! Unknown document property name.





                                APPENDIX B
                            Investment Ratings

Standard and Poor's Long-Term Debt Rating Definitions

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Moody's Investors Service Long-Term Bond Rating Definitions

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium- grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Long-Term Debt Rating Definitions

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.

Moody's Investors Service Commercial Paper Ratings

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well-established industries; High rates of return on funds employed; Conservative capitalization structure with moderate reliance on debt and ample asset protection; Broad margins in earning coverage of fixed financial charges and high internal cash generation; and Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard and Poor's Commercial Paper Ratings

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch Ratings Commercial Paper Rating Definitions

FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Addresses

Federated Premier Intermediate Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA  15237-7000

Underwriter
Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
New York, NY 10080

Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian
State Street Bank and Trust Company
P. O. Box 8600
Boston, MA  02266-8600


Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA  02116-5072
















CUSIP 31423M204







                                              Exhibit (d)(i) under Form N-2



CERTIFICATE NO. 1
____SHARES



FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

Organized under the Laws of the State of Delaware

Auction Market Preferred Shares - Series A

$.01 Par Value Per Share

$25,000 Liquidation Preference Per Share



Cusip No. 31423M204



This certifies that Cede & Co. is the owner of ----- fully paid and non-assessable shares of Auction Market Preferred Shares - Series A, $.01 par value per share, $25,000 liquidation preference per share, of Federated Premier Intermediate Municipal Income Fund (the "Trust") transferable only on the books of the Trust by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.



A statement in full, of all the designations, preferences, qualifications, limitations, restrictions and special or relative rights of the shares of each class authorized to be issued, will be furnished by the Trust to any shareholders upon request and without charge.



IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed by its duly authorized officers this - day of ---------, 2003.











DEUTSCHE BANK TRUST COMPANY                     FEDERATED PREMIER
INTERMEDIATE AMERICAS                           MUNICIPAL INCOME FUND



As Transfer Agent and Registrar

By:                                             By:

                                                Attest:



FOR VALUE RECEIVED, ________ hereby sells, assigns and transfers ___ Shares represented by this Certificate unto ______, and do hereby irrevocably constitute and appoint ________ Attorney to transfer the said Shares on the books of the within named Trust with full power of substitution in the premises.

Dated _______, 2003

In presence of

_________________________



Shares of Auction Market Preferred Shares evidenced by this Certificate may be sold, transferred, or otherwise disposed of only pursuant to the provisions of the Trust's Agreement and Declaration of Trust and the Trust's Statement of Preferences.

The Trust will furnish to any shareholder, upon request and without charge, the Trust's Agreement and Declaration of Trust and a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Trust authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Trust.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.








                                              Exhibit (h)(i) under Form N-2





           Federated Premier Intermediate Municipal Income Fund
                       (a Delaware statutory trust)


              6,400,000 Common Shares of Beneficial Interest
                        (Par Value $.01 Per Share)


                        FORM OF PURCHASE AGREEMENT

                                                          December 19, 2002

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
Prudential Securities Incorporated
A.G. Edwards & Sons, Inc.
RBC Dain Rauscher Inc.
Wells Fargo Securities, LLC
Advest, Inc.
Robert W. Baird & Co. Incorporated
BB&T Capital Markets, a subsidiary of Scott & Stringfellow, Inc.
Fahnestock & Co. Inc.
Ferris, Baker Watts, Incorporated
Janney Montgomery Scott LLC
McDonald Investments Inc., a KeyCorp Company
Parker/Hunter Incorporated
Quick & Reilly, Inc.
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated

C/o Merrill Lynch, Pierce, Fenner & Smith Incorporated

North Tower
World Financial Center
New York, New York 10080

Ladies and Gentlemen:

      Federated Premier Intermediate Municipal Income Fund, a Delaware statutory trust (the "Fund") and the Fund's investment adviser, Federated Investment Management Company, a Delaware statutory trust (the "Adviser"), each confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch and Prudential Securities Incorporated, A.G. Edwards & Sons, Inc., RBC Dain Rauscher Inc., Wells Fargo Securities, LLC, Advest, Inc., Robert W. Baird & Co. Incorporated, BB&T Capital Markets, a subsidiary of Scott & Stringfellow, Inc., Fahnestock & Co. Inc., Ferris, Baker Watts, Incorporated, Janney Montgomery Scott LLC, McDonald Investments Inc., a KeyCorp Company, Parker/Hunter Incorporated, Quick & Reilly, Inc., Stephens Inc. and Stifel, Nicolaus & Company, Incorporated are acting as representative (in such capacity, the "Representatives"), with respect to the issue and sale by the Fund and the purchase by the Underwriters, acting severally and not jointly, of the respective number of common shares of beneficial interest, par value $.01 per share, of the Fund ("Common Shares") set forth in said Schedule A, and with respect to the grant by the Fund to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 960,000 additional Common Shares to cover over-allotments, if any. The aforesaid 6,400,000 Common Shares (the "Initial Securities") to be
purchased by the Underwriters and all or any part of the 960,000 Common Shares subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities."

      The Fund understands that the Underwriters propose to make a public offering of the Securities as soon as the Representative deem advisable after this Agreement has been executed and delivered.

      The Fund has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-2 (No. 333-100605 and No. 811-21235) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and a notification on Form N-8A of registration of the Fund as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission under the 1933 Act and the 1940 Act (the "Rules and Regulations"). Promptly after execution and delivery of this Agreement, the Fund will prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the Rules and Regulations and paragraph (c) or (h) of Rule 497 ("Rule 497") of the Rules and Regulations. The information included in any such prospectus, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective, if applicable, pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, including in each case any statement of additional information incorporated therein by reference, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities, including the statement of additional information incorporated therein by reference, is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

      All  references  in  this  Agreement  to  financial   statements  and
schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be.

SECTION 1.  Representations and Warranties.

(a) Representations and Warranties by the Fund and the Adviser. The Fund and the Adviser jointly and severally represent and warrant to each Underwriter as of the date hereof, as of the Closing Time referred to in
Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agree with each Underwriter, as follows:

(i) Compliance with Registration Requirements. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act, or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, and no proceedings for any such purpose have been instituted or are pending or, to the knowledge of the Fund or the Adviser, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

            At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement, the notification on Form N-8A and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 497 under the 1933 Act, complied when so filed in all material respects with the Rules and Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            If a Rule 462(b) Registration Statement is required in connection with the offering and sale of the Securities, the Fund has complied or will comply with the requirements of Rule 111 under the 1933 Act Regulations relating to the payment of filing fees thereof.

(ii) Independent Accountants. The accountants who certified the statement of assets and liabilities included in the Registration Statement are independent public accountants as required by the 1933 Act and the Rules and Regulations.

(iii) Financial Statements. The statement of assets and liabilities included in the Registration Statement and the Prospectus, together with the related notes, presents fairly the financial position of the Fund at the date indicated; said statement has been prepared in conformity with generally accepted accounting principles ("GAAP").

(iv) Expense Summary. The information set forth in the Prospectus in the Fee Table has been prepared in accordance with the requirements of Form N-2 and to the extent estimated or projected, such estimates or projections are reasonably believed to be attainable and reasonably based.

(v) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Fund, other than those in the ordinary course of business, which are material with respect to the Fund, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its capital stock.

(vi) Good Standing of the Fund. The Fund has been duly organized and is validly existing as a statutory trust in good standing under the laws of the State of Delaware and has statutory trust power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Fund is duly qualified as a foreign statutory trust to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(vii) No Subsidiaries.  The Fund has no subsidiaries.

(viii) Investment Company Status. The Fund is duly registered with the Commission under the 1940 Act as a closed-end diversified
      management   investment  company,  and  no  order  of  suspension  or
      revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission.

(ix) Officers and Trustees. No person is serving or acting as an officer, trustee or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations"). Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no trustee of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter.

(x) Capitalization. The authorized, issued and outstanding shares of beneficial interest of the Fund are as set forth in the Prospectus. All issued and outstanding shares of beneficial interest of the Fund have been duly authorized and validly issued and are fully paid and non-assessable, except as provided for in the Fund's declaration of trust, and have been offered and sold or exchanged by the Fund in compliance with all applicable laws (including, without limitation, federal and state securities laws); none of the outstanding shares of beneficial interest of the Fund was issued in violation of the preemptive or other similar rights of any securityholder of the Fund.

(xi)  Authorization  and  Description of  Securities.  The Securities to be
      purchased by the Underwriters from the Fund have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Fund pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable, except as provided for in the Fund's declaration of trust. The Common Shares conform to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Fund.

(xii) Absence of Defaults and Conflicts. The Fund is not in violation of its declaration of trust or by-laws, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound, or to which any of the property or assets of the Fund is subject (collectively, "Agreements and Instruments") except for such violations or defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Investment Management Agreement, the Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement, the Custodian Contract and the Transfer Agency and Service Agreement referred to in the Registration Statement (as used herein, the "Management Agreement," the "Administration Agreement," the "Custodian Agreement" and the "Transfer Agency and Service
      Agreement," respectively) and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Fund with its obligations hereunder have been duly authorized by all necessary action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the declaration of trust or by-laws of the Fund or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Fund or any of its assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Fund.

(xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Fund or the Adviser, threatened, against or affecting the Fund, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Fund or the consummation of the transactions contemplated in this Agreement or the performance by the Fund of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Fund is a party or of which any of its property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

(xiv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto by the 1933 Act, the 1940 Act or by the Rules and Regulations which have not been so described and filed as required.

(xv) Possession of Intellectual Property. The Fund owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by the Fund, and the Fund has not received any notice or is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Fund therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Fund of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1940 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or state securities laws.

(xvii) Possession of Licenses and Permits. The Fund possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to operate its properties and to conduct the business as contemplated in the Prospectus; the Fund is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and the Fund has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xviii)     Advertisements.  Any  advertising,  sales  literature  or other promotional material (including "prospectus wrappers," "broker kits," "road show slides" and "road show scripts" and "electronic road show presentations") prepared or approved by the Fund or the Adviser and used in connection with the public offering of the Securities (collectively, "sales material") does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Moreover, all sales material complied and will comply in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the National Association of Securities Dealers, Inc. ("NASD").

(xix) Subchapter M. The Fund intends to direct the investment of the proceeds of the offering described in the Registration Statement in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Subchapter M of the Code" and the "Code," respectively), and intends to qualify as a regulated investment company under Subchapter M of the Code.

               Distribution  of  Offering  Materials.   The  Fund  has  not
                  distributed and, prior to the later to occur of (A) the Closing Time and (B) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, a preliminary prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act or the 1940 Act or the Rules and Regulations.

               Accounting   Controls.   The  Fund  maintains  a  system  of
                  internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization and with the applicable requirements of the 1940 Act, the Rules and Regulations and the Code;
                  (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the Rules and Regulations; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               Absence of Undisclosed  Payments.  To the Fund's  knowledge, neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

(xx) Material Agreements. This Agreement, the Management Agreement, the Administration Agreement, the Custodian Agreement and the Transfer Agency and Service Agreement have each been executed and delivered by the Fund, as of the dates noted therein, and each complies with all applicable provisions of the 1940 Act. Assuming due authorization, execution and delivery by the other parties thereto with respect to the Management Agreement, the Administration Agreement, the Custodian Agreement and the Transfer Agency and Service Agreement, each of the Management Agreement, the Administration Agreement, the Custodian Agreement and the Transfer Agency and Service Agreement constitutes a valid and binding agreement of the Fund, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

(xxi) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Fund under the 1933 Act.

(xxii) NYSE Listing. The Securities have been duly authorized for listing, upon notice of issuance, on the New York Stock Exchange ("NYSE") and the Fund's registration statement on Form 8-A under the 1934 Act has become effective.

(b) Representations and Warranties by the Adviser. The Adviser represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof as follows:

(i) Good Standing of the Adviser. The Adviser has been duly organized and is validly existing and in good standing as a statutory trust under the laws of the State of Delaware with full statutory trust power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign trust to transact business and is in good standing in each other jurisdiction in which such qualification is required, except as would not, individually or in the aggregate, result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of such Adviser, whether or not arising in the ordinary course of business (an "Adviser Material Adverse Effect").

(ii) Investment Adviser Status. The Adviser is duly registered and in good standing with the Commission as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the 1940 Act, or the rules and regulations under such acts, from acting under the Management Agreement for the Fund as contemplated by the Prospectus.

(iii) Description of Adviser. The description of the Adviser in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(iv) Capitalization. The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus, this Agreement and under the Management Agreement to which it is a party.

(v)   Authorization  of  Agreements;  Absence of  Defaults  and  Conflicts.
      This Agreement, the Management Agreement and the Additional Compensation Agreement have each been duly authorized, executed and delivered by the Adviser, and the Management Agreement and the Additional Compensation Agreement each constitute a valid and binding obligation of the Adviser, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and neither the execution and delivery of this Agreement, the Management Agreement or the Additional Compensation Agreement nor the performance by the Adviser of its obligations hereunder or thereunder will conflict with, or result in a breach of any of the terms and provisions of, or constitute, with or without the giving of notice or lapse of time or both, a default under, any agreement or instrument to which the Adviser is a party or by which it is bound, the agreement and declaration of trust, the by-laws or other organizational documents of the Adviser, or to the Adviser's knowledge, by any law, order, decree, rule or regulation applicable to it of any jurisdiction, court, federal or state regulatory body, administrative agency or other governmental body, stock exchange or securities association having jurisdiction over the Adviser or its properties or operations; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Adviser of the transactions contemplated by this Agreement, the Management Agreement and the Additional
      Compensation Agreement, except as have been obtained or may be required under the 1933 Act, the 1940 Act, the 1934 Act or state securities laws.

(vi) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the
      Prospectus, except as otherwise stated therein, there has not occurred any event which should reasonably be expected to have a material adverse effect on the ability of the Adviser to perform its respective obligations under this Agreement and the Management Agreement to which it is a party.

(vii) Absence  of  Proceedings.  There  is  no  action,  suit,  proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Adviser, threatened against or affecting the Adviser or any "affiliated person" of the Adviser (as such term is defined in the 1940 Act) or any partners, trustees, officers or employees of the foregoing, whether or not arising in the ordinary course of business, which would reasonably be expected to result in any Adviser Material Adverse Effect or materially and adversely affect the ability of the Adviser to function as an investment adviser or perform its obligations under the Management Agreement, or which is required to be disclosed in the Registration Statement and the Prospectus.

(viii) Absence of Violation or Default. The Adviser is not in violation of its agreement and declaration of trust, by-laws or other organizational documents or in default under any agreement, indenture or instrument, except for such violations or defaults that would not result in an Adviser Material Adverse Effect.

(c) Officer's Certificates. Any certificate signed by any officer of the Fund or the Adviser delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Fund or the Adviser, as the case may be, to each Underwriter as to the matters covered thereby.

SECTION 2.  Sale and Delivery to Underwriters; Closing.

(a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Fund agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Fund, at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

(b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Fund hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 960,000 Common Shares in the aggregate at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Fund and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 45 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Fund setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of a fractional number of Option Securities.

(c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Clifford Chance US LLP, 200 Park Avenue, New York, New York 10166 or at such other place as shall be agreed upon by the Representatives and the Fund, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Fund (such time and date of payment and delivery being herein called "Closing Time").

      In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Fund, on each Date of Delivery as specified in the notice from the Representative to the Fund.

      Payment shall be made to the Fund by wire transfer of immediately available funds to a bank account designated by the Fund, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in the City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

SECTION 3.  Covenants.

(a) The Fund and the Adviser, jointly and severally, covenant with each Underwriter as follows:

(i) Compliance with Securities Regulations and Commission Requests. The Fund, subject to Section 3(a)(ii), will comply with the requirements of Rule 430A and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission,
      (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Fund will promptly effect the filings necessary pursuant to Rule 497 and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 497 was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Fund will make reasonable efforts to prevent the issuance of any stop order, or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, and, if any such stop order or order of suspension or revocation of registration is issued, to obtain the lifting thereof at the earliest possible moment.

(ii) Filing of Amendments. The Fund will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(iii) Delivery of Registration Statements. The Fund has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(iv)  Delivery   of   Prospectuses.   The  Fund  has   delivered   to  each
      Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Fund hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Fund will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(v) Continued Compliance with Securities Laws. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Fund, to amend the
      Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the Rules and Regulations, the Fund will promptly prepare and file with the Commission, subject to Section 3(a)(ii), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Fund will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

(vi) Blue Sky Qualifications. The Fund will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representative may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Fund shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Fund will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

(vii) Rule 158. The Fund will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earning statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(viii) Use of Proceeds. The Fund will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

(ix) Listing. The Fund will use its reasonable best efforts to effect the listing of the Securities on the NYSE, subject to notice of issuance, concurrently with the effectiveness of the Registration Statement.

(x) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, the Fund will not, without the prior written consent of Merrill Lynch, (A) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file any registration statement under the 1933 Act with respect to any of the foregoing or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (1) the Securities to be sold hereunder or (2) Common Shares issued pursuant to any dividend reinvestment plan.

(xi) Reporting Requirements. The Fund, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1940 Act and the 1934 Act within the time periods required by the 1940 Act and the Rules and Regulations and the 1934 Act and the rules and regulations of the Commission thereunder, respectively.

(xii) Subchapter  M.  The  Fund  will  comply  with  the   requirements  of
      Subchapter M of the Code to qualify as a regulated investment company under the Code.

(xiii)      No  Manipulation  of Market for  Securities.  The Fund will not
      (a) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, and (b) until the Closing Date, or the Date of Delivery, if any, (i) sell, bid for or purchase the Securities or pay any person any compensation for soliciting purchases of the Securities or (ii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Fund .

(xiv) Rule 462(b) Registration Statement. If the Fund elects to rely upon Rule 462(b), the Fund shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Fund shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the 1933 Act.

(b) The Adviser covenants with each Underwriter that for a period of 180 days from the date of the Prospectus, the Adviser will not, without your prior written consent which consent shall not be unreasonably withheld, act as investment adviser to any other closed end registered investment company having an investment objective, policies and restrictions substantially similar to those of the Fund. For this purpose, Federated Premier Intermediate Municipal Income Fund shall not be deemed to be substantially similar to the Fund.

SECTION 4.  Payment of Expenses.

(a)   Expenses.   The  Fund  will  pay  all   expenses   incident   to  the
performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Fund's counsel, accountants and other advisers, (v) the qualification of the Securities under securities laws in accordance with the provisions of
Section 3(a)(vi) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto,
(viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the listing of the Securities on the NYSE and (xi) the printing of any sales material. Also, the Fund shall pay to Merrill Lynch, on behalf of the Underwriters, $.005 per share of the securities purchased pursuant to this agreement as partial reimbursement of expenses incurred in connection with the offering. The Adviser has agreed to pay organizational expenses and offering costs (other than sales load) of the Fund that exceed $.03 per Common Share.

(b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or
Section 9(a) hereof, the Fund and the Adviser, jointly and severally, agree that they shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5.  Conditions of Underwriters' Obligations.

      The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Fund and the Adviser contained in Section 1 hereof or in certificates of any officer of the Fund or the Adviser delivered pursuant to the provisions hereof, to the performance by the Fund and the Adviser of their respective covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act, no notice or order pursuant to Section 8(e) of the 1940 Act shall have been issued, and no proceedings with respect to either shall have been initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 497 (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

(b) Opinion of Counsel for Fund and the Adviser. At Closing Time, the Representative shall have received the favorable opinions, dated as of Closing Time, of Dickstein Shapiro Morin & Oshinsky LLP, counsel for the Fund, and Reed Smith LLP, counsel for the Adviser, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters substantially to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

(c)   Opinion  of  Counsel  for   Underwriters.   At  Closing   Time,   the
Representatives shall have received the favorable opinion, dated as of Closing Time, of Clifford Chance US LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (A)
(i), (ii), (vi), (vii) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Fund),
(viii) through (x), inclusive, (xii), (xiv) (solely as to the information in the Prospectus under "Description of Shares") and the last paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Fund and certificates of public officials.

(d) Officers' Certificates. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of a duly authorized officer of the Fund and of the chief financial or chief accounting officer of the Fund and of the President or a Vice President or Managing Director of the Adviser, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Sections 1(a) and (b) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) each of the Fund and the Adviser, respectively, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement, or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, has been issued and no proceedings for any such purpose have been instituted or are pending or are contemplated by the Commission.

(e) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to
underwriters   with  respect  to  the  financial   statements  and  certain
financial and other information contained in the Registration Statement and the Prospectus.

(f) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from Ernst & Young LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

(g) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.

(h) Execution of Additional Compensation Agreement. At Closing Time, Merrill Lynch shall have received the Additional Compensation Agreement, dated the date of the Closing Time, as executed by the Adviser.

(i)   No  Objection.  The NASD has  confirmed  that it has not  raised  any
objection  with  respect  to  the  fairness  and   reasonableness   of  the
underwriting terms and arrangements.

(j) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Fund contained herein and the statements in any certificates furnished by the Fund hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

(i) Officers' Certificates. Certificates, dated such Date of Delivery, of a duly authorized officer of the Fund and of the chief financial or chief accounting officer of the Fund and of the President or a Vice President or Managing Director of the Adviser confirming that the information contained in the certificate delivered by each of them at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

(ii) Opinions of Counsel for the Fund and the Adviser. The favorable opinion of Dickstein Shapiro Morin & Oshinsky LLP, counsel for the Fund, and Reed Smith LLP, counsel for the Adviser, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

(iii) Opinion of Counsel for the Underwriters. The favorable opinion of Clifford Chance US LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(iv) Bring-down Comfort Letter. A letter from Ernst & Young LLP, in form and substance satisfactory to the Representative and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

(k) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Fund and the Adviser in connection with the organization and registration of the Fund under the 1940 Act and the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

(l) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representative by notice to the Fund at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8 and 13 shall survive any such termination and remain in full force and effect.

SECTION 6.  Indemnification.

(a) Indemnification of Underwriters. The Fund and the Adviser, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act, and any director, officer, employee or affiliate thereof as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Fund; and

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Fund or the Adviser by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(b) Indemnification of Fund, Adviser, Trustees and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Fund and the Adviser, their respective trustees, each of the Fund's officers who signed the Registration Statement, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Fund or the Adviser by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(c)   Indemnification   for  Marketing   Materials.   In  addition  to  the
foregoing indemnification, the Fund and the Adviser also, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as limited by the proviso set forth therein, with respect to any sales material. The Underwriters shall not use any marketing materials other than those prepared or approved by the Fund.

(d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties  shall be  selected by Merrill  Lynch,  and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Fund and the Adviser. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or
Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent
(i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7.  Contribution.

      If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Adviser on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Adviser on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Fund and the Adviser on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Fund and the total underwriting discount received by the Underwriters (whether from the Fund or otherwise), in each case as set forth on the cover of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on such cover.

      The relative fault of the Fund and the Adviser on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Fund or the Adviser or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Fund, the Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such
Underwriter,  and  each  trustee  of the  Fund  and  each  director  of the
Adviser, respectively, each officer of the Fund who signed the Registration Statement, and each person, if any, who controls the Fund or the Adviser, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Fund and the Adviser, respectively. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.

      All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Fund or the Adviser submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Fund or the Adviser, and shall survive delivery of the Securities to the Underwriters.

SECTION 9.  Termination of Agreement.

(a) Termination; General. The Representative may terminate this Agreement, by notice to the Fund, at any time at or prior to Closing Time
(i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund or the Adviser, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or
(iii) if trading in the Common Shares of the Fund has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the NYSE or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

(b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8 and 13 shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Underwriters.

      If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

(a)   if the  number of  Defaulted  Securities  does not  exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Fund to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

      No  action  taken   pursuant  to  this  Section   shall  relieve  any
defaulting Underwriter from liability in respect of its default.

      In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Fund to sell the relevant Option Securities, as the case may be, either the Representative or the Fund shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

SECTION 11. Notices.

      All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives, Merrill Lynch & Co., North Tower, 4 World Financial Center, New York, New York 10080, attention of Equity Capital Markets; and notices to the Fund or the Adviser shall be directed, as appropriate, to the office of Federated Investors, Inc., Attention:
Lisa  E.  Peternel,   Federated   Investors  Tower,  1001  Liberty  Avenue,
Pittsburgh, PA 15222-3779; with copies to Dickstein Shapiro Morin & Oshinsky LLP, Attention: Matthew G. Maloney, Esq., 2101 L Street NW,
Washington, DC 20037-1526 and to Federated Investors, Inc., Stephen A. Keen, Esq., Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

SECTION 12. Parties.

      This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Fund, the Adviser and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Fund, the Adviser and their respective successors and the controlling persons and officers and trustees referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Fund, the Adviser and their respective successors, and said controlling persons and officers, trustees and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any
Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 13. GOVERNING LAW AND TIME.

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. UNLESS OTHERWISE EXPLICITLY PROVIDED, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 14. Effect of Headings.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Fund and the Adviser in accordance with its terms.



                              Very truly yours,


                              FEDERATED PREMIER INTERMEDIATE MUNICIPAL
                                 INCOME FUND


                              By:
                                 /s/ J. Christopher Donahue
                                 Name:  J. Christopher Donahue
                                 Title:    President


                              FEDERATED INVESTMENT MANAGEMENT COMPANY


                              By:
                                 /s/ Keith M. Schappert
                                 Name: Keith M. Schappert
                                 Title:   President



CONFIRMED AND ACCEPTED,
   as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
A.G. EDWARDS & SONS, INC.
RBC DAIN RAUSCHER INC.
WELLS FARGO SECURITIES, LLC
ADVEST, INC.
ROBERT W. BAIRD & CO. INCORPORATED
BB&T CAPITAL MARKETS, A SUBSIDIARY OF SCOTT & STRINGFELLOW, INC.
FAHNESTOCK & CO. INC.
FERRIS, BAKER WATTS, INCORPORATED
JANNEY MONTGOMERY SCOTT LLC
MCDONALD INVESTMENTS INC., A KEYCORP COMPANY
PARKER/HUNTER INCORPORATED
QUICK & REILLY, INC.
STEPHENS INC.
STIFEL, NICOLAUS & COMPANY, INCORPORATED

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
          INCORPORATED



By:
   Authorized Signatory

For itself and as
Representative of the
other Underwriters named
in Schedule A hereto.




                                 Sch A-1
                                SCHEDULE A







                                                               Number of
                  Name of Underwriter                      Initial Securities

---------------------------------------------------------------------------

Merrill Lynch, Pierce, Fenner & Smith Incorporated              1,230,000

Prudential Securities Incorporated                              1,000,000

A.G. Edwards & Sons, Inc.                                       335,000

RBC Dain Rauscher Inc.                                          335,000

Wells Fargo Securities, LLC                                     335,000

Advest, Inc.                                                    195,000

Robert W. Baird & Co. Incorporated                              195,000

BB&T Capital Markets, a subsidiary of Scott & Stringfellow, Inc.   195,000

Fahnestock & Co. Inc.                                           195,000

Ferris, Baker Watts, Incorporated                               195,000

Janney Montgomery Scott LLC                                     195,000

McDonald Investments Inc., a KeyCorp Company                    195,000

Parker/Hunter Incorporated                                      195,000

Quick & Reilly, Inc.                                            195,000

Stephens Inc.                                                   195,000

Stifel, Nicolaus & Company, Incorporated                        195,000

CIBC World Markets Corp.                                        80,000

Deutsche Bank Securities Inc.                                   80,000

Salomon Smith Barney Inc.                                       80,000

US Bancorp Piper Jaffray                                        80,000

Wachovia Securities, Inc.                                       80,000

William Blair & Company, L.L.C.                                 40,000

Crowell, Weedon & Co.                                           40,000

Legg Mason Wood Walker, Incorporated                            40,000

Morgan  Keegan & Company, Inc.                                  40,000

Allen & Co. of Florida, Inc.                                    20,000

Arthurs, Lestrange & Company, Incorporated                      20,000

Brean Murray & Co., Inc.                                        20,000

Chatsworth Securities LLC                                       20,000

D. A. Davidson & Co.                                            20,000

Gilford Securities Incorporated                                 20,000

Howe Barnes Investments, Inc.                                   20,000

J.J.B. Hilliard, W.L. Lyons, Inc.                               20,000

Johnston, Lemon & Co. Incorporated                              20,000

Mesirow Financial, Inc.                                         20,000

Needham & Company, Inc.                                         20,000

David A. Noyes & Company                                        20,000

Pacific Crest Securities, Inc.                                  20,000

Peacock, Hilsop, Staley & Givens, Inc.                          20,000

Ramirez & Co., Inc.                                             20,000

Sands Brothers & Co., Ltd.                                      20,000

Sterling Financial Investment Group, Inc.                       20,000

SWS Securities, Inc.                                            20,000

The Seidler Companies Incorporated                              20,000

Torrey Pines Securities                                         20,000

Utendahl Capital Partners, L.P.                                 20,000

C.E. Unterberg, Towbin                                          20,000

Wedbush Morgan Securities, Inc.                                 20,000


      Total                                                     6,400,000


                                SCHEDULE B

           Federated Premier Intermediate Municipal Income Fund
              6,400,000 Common Shares of Beneficial Interest
                        (Par Value $.01 Per Share)



      1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $15.00.

      2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $14.325, being an amount equal to the initial public offering price set forth above less $.675 per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in
Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Fund and payable on the Initial Securities but not payable on the Option Securities.











                                            Exhibit (h)(iii) under Form N-2







                     ADDITIONAL COMPENSATION AGREEMENT



      ADDITIONAL COMPENSATION AGREEMENT (the "Agreement"), dated as of December 20, 2002, between Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Federated Investment Management Company ("Federated").

      WHEREAS, Federated Premier Intermediate Municipal Income Fund (including any successor by merger or otherwise, the "Fund") is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and its publicly offered common shares are registered under the Securities Act of 1933, as amended; and

      WHEREAS, Federated is the investment adviser of the Fund;

      WHEREAS, Merrill Lynch is acting as lead underwriter in an offering of the Fund's common shares;

      WHEREAS, Federated desires to provide additional compensation to Merrill Lynch for acting as lead underwriter in an offering of the Fund's common shares; and

      WHEREAS, Federated desires to retain Merrill Lynch to provide after-market support services designed to maintain the visibility of the Fund on an ongoing basis, and Merrill Lynch is willing to render such services;

      NOW, THEREFORE, in consideration of the mutual terms and conditions set forth below, the parties hereto agree as follows:

1.    (a)   Federated  hereby employs Merrill Lynch,  for the period and on the terms and conditions set forth herein, to provide the following services at the reasonable request of Federated:

(1)   to provide  after-market  support  services  designed to maintain the visibility of the Fund on an ongoing basis;

(2)   to  provide  relevant  information,   studies  or  reports  regarding
                        general trends in the closed-end investment company and asset management industries, if reasonably obtainable, and consult with representatives of Federated in connection therewith; and

(3)   to provide  information to and consult with Federated with respect to applicable strategies designed to address market value discounts, if any.

(b) At the request of Federated, Merrill Lynch shall limit or cease any action or service provided hereunder to the extent and for the time period requested by Federated; provided, however, that pending termination of this Agreement as provided for in Section 5 hereof, any such limitation or cessation shall not relieve Federated of its payment obligations pursuant to Section 2 hereof.

(c) Merrill Lynch will promptly notify Federated if it learns of any material inaccuracy or misstatement in, or material omission from, any written information, as of the date such information was published, provided by Merrill Lynch to Federated in connection with the performance of services by Merrill Lynch under this Agreement.

2. Federated shall pay Merrill Lynch a fee computed weekly and payable quarterly in arrears commencing January 15, 2003 at an annualized rate of 0.10% of the Fund's managed assets (as defined in the Prospectus dated December 19, 2002) for a term as described in
      Section 5 hereof; provided that the total amount of the fee hereunder plus the amount of the expense reimbursement of $.005 per common share payable by the Fund to the underwriters pursuant to the Purchase Agreement dated December 19, 2002, by and among the Fund, Federated and each of the Underwriters named therein (the "Purchase Agreement") shall not exceed 4.5% of the total price (including all Initial Securities and Option Securities as such terms are described in the Purchase Agreement) to the public of the Fund's common shares offered by the prospectus dated December 19, 2002; and provided further, that in determining when this maximum fee amount has been paid, the value of each of the quarterly payments made hereunder shall be discounted at the annual rate of 10% to the closing date of offering. All quarterly fees payable hereunder shall be paid to Merrill Lynch within 15 days following the end of each calendar quarter.

3. Federated acknowledges that the services of Merrill Lynch provided for hereunder do not include any advice as to the value of securities or regarding the advisability of purchasing or selling any securities for the Fund's portfolio. No provision of this Agreement shall be considered as creating, nor shall any provision create, any obligation on the part of Merrill Lynch, and Merrill Lynch is not hereby agreeing, to: (i) furnish any advice or make any recommendations regarding the purchase or sale of portfolio securities or (ii) render any opinions, valuations or recommendations of any kind or to perform any such similar services in connection with providing the services described in Section 1 hereof.

4. Nothing herein shall be construed as prohibiting Merrill Lynch or its affiliates from providing similar or other services to any other clients (including other registered investment companies or other investment managers), so long as Merrill Lynch's services to Federated are not impaired thereby.

5. The term of this Agreement shall commence upon the date referred to above and shall be in effect so long as Federated acts as the investment manager to the Fund pursuant to the Investment Management Agreement (as such term is defined in the Purchase Agreement) or other subsequent advisory agreement.

6. Federated will furnish Merrill Lynch with such information as Merrill Lynch believes appropriate to its assignment hereunder (all such information so furnished being the "Information"). Federated recognizes and confirms that Merrill Lynch (a) will use and rely primarily on the Information and on information available from generally recognized public sources in performing the services contemplated by this Agreement without having independently verified the same and (b) does not assume responsibility for the accuracy or completeness of the Information and such other information. To the best of Federated's knowledge, the Information to be furnished by Federated when delivered, will be true and correct in all material respects and will not contain any material misstatement of fact or omit to state any material fact necessary to make the statements contained therein not misleading. Federated will promptly notify Merrill Lynch if it learns of any material inaccuracy or misstatement in, or material omission from, any Information delivered to Merrill Lynch.

7. It is understood that Merrill Lynch is being engaged hereunder solely to provide the services described above to Federated and that Merrill Lynch is not acting as an agent or fiduciary of, and shall have no duties or liability to the current or future shareholders of the Fund or any other third party in connection with its engagement hereunder, all of which are hereby expressly waived.

8. Federated agrees that Merrill Lynch shall have no liability to Federated or the Fund for any act or omission to act by Merrill Lynch in the course of its performance under this Agreement, in the absence of gross negligence or willful misconduct on the part of Merrill Lynch. Federated agrees to the indemnification and other agreements set forth in the Indemnification Agreement attached hereto, the provisions of which are incorporated herein by reference and shall survive the termination, expiration or supercession of this Agreement.

9. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim") shall be governed by and construed in accordance with the laws of the State of New York.

10. No Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and Federated and Merrill Lynch consent to the jurisdiction of such courts and personal service with respect thereto. Each of Merrill Lynch and Federated waives all right to trial by jury in any proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Federated agrees that a final judgment in any proceeding or counterclaim brought in any such court shall be conclusive and binding upon Federated and may be enforced in any other courts to the jurisdiction of which Federated is or may be subject, by suit upon such judgment.

11. This Agreement may not be assigned by either party without the prior written consent of the other party.

12. This Agreement (including the attached Indemnification Agreement) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both Merrill Lynch and Federated.

13. All notices required or permitted to be sent under this Agreement shall be sent, if to Federated:


      Federated Investment Management Company
      Federated Investors Tower
      1001 Liberty Avenue
      Pittsburgh, Pennsylvania 15222-3779
      Attention:  Lisa E. Peternel

      or if to Merrill Lynch:

      Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
      North Tower, World Financial Center
      New York, New York 10080
      Attention: Doug Bond

      or such other name or address as may be given in writing to the other parties. Any notice shall be deemed to be given or received on the third day after deposit in the US mail with certified postage prepaid or when actually received, whether by hand, express delivery service or facsimile transmission, whichever is earlier.

14. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.




      IN WITHESS WHEREOF, the parties hereto have duly executed this Additional Compensation Agreement as of the date first above written.

FEDERATED INVESTMENT MANAGEMENT              MERRILL LYNCH & CO.
   COMPANY                                   MERRILL LYNCH, PIERCE, FENNER &
                                                SMITH INCORPORATED



By: /s/ Keith M. Schappert                   By: /s/ Douglas R. Bond
   Name:  Keith M. Schappert                           Name: Douglas R. Bond
   Title:    President                                Title:  Director

               Merrill Lynch & Co. Indemnification Agreement



                                                          December 20, 2002

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
   Incorporated
North Tower, World Financial Center
New York, New York  10080

Ladies and Gentlemen:

      In connection with the engagement of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") to advise and assist the undersigned (together with its affiliates and subsidiaries, referred to as the "Company") with the matters set forth in the Additional Compensation Agreement dated December 20, 2002 between the Company and Merrill Lynch (the "Agreement"), in the event that Merrill Lynch becomes involved in any capacity in any claim, suit, action, proceeding, investigation or inquiry (including, without limitation, any shareholder or derivative action or arbitration proceeding) (collectively, a
"Proceeding") arising out of the matters contemplated by the Agreement, including, without limitation, related services and activities prior to the date of the Agreement, the Company agrees to indemnify, defend and hold Merrill Lynch harmless to the fullest extent permitted by law, from and against any losses, claims, damages, liabilities and expenses in connection with such Proceeding, except to the extent that such losses, claims, damages, liabilities and expenses resulted from the gross negligence or willful misconduct of Merrill Lynch. In addition, in the event that Merrill Lynch becomes involved in any capacity in any Proceeding arising out of the matters contemplated by the Agreement, including, without limitation, related services and activities prior to the date of the Agreement, the Company will reimburse Merrill Lynch for its reasonable legal and other expenses (including the cost of any investigation and preparation) as such expenses are incurred by Merrill Lynch in connection therewith; subject, however, to the obligation of Merrill Lynch to reimburse the Company to the extent it is ultimately determined that Merrill Lynch is not entitled to indemnification hereunder. If such indemnification were not to be available for any reason, the Company agrees to contribute to the losses, claims, damages, liabilities and expenses involved (i) in the proportion appropriate to reflect the relative benefits received or sought to be received by the Company and its stockholders and affiliates and other constituencies, on the one hand, and Merrill Lynch, on the other hand, in the matters contemplated by the Agreement or (ii) if (but only if and to the extent) the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and its stockholders and affiliates and other constituencies, on the one hand, and the party entitled to contribution, on the other hand, as well as any other relevant equitable considerations. The Company agrees that for the purposes of this paragraph the relative benefits received, or sought to be received, by the Company and its stockholders and affiliates, on the one hand, and the party entitled to contribution, on the other hand, of a transaction as contemplated shall be deemed to be in the same proportion that the total value received or paid or contemplated to be received or paid by the Company or its stockholders or affiliates and other constituencies, as the case may be, as a result of or in connection with the transaction (whether or not consummated) for which Merrill Lynch has been retained to perform financial services bears to the fees paid to Merrill Lynch under the Agreement; provided, that in no event shall the Company contribute less than the amount necessary to assure that Merrill Lynch is not liable for losses, claims, damages, liabilities and expenses in excess of the amount of fees actually received by Merrill Lynch pursuant to the Agreement. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission or any other alleged conduct relates to information provided by the Company or other conduct by the Company (or its employees or other agents), on the one hand, or by Merrill Lynch, on the other hand. The Company will not settle any Proceeding in respect of which indemnity may be sought hereunder, whether or not Merrill Lynch is an actual or potential party to such Proceeding, without Merrill Lynch's prior written consent. For purposes of this Indemnification Agreement, Merrill Lynch shall include Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, any of its affiliates, each other person, if any, controlling Merrill Lynch or any of its affiliates, their respective officers, current and former directors, employees and agents, and the successors and assigns of all of the foregoing persons. The foregoing indemnity and contribution agreement shall be in addition to any rights that any indemnified party may have at common law or otherwise.

      The Company agrees that neither Merrill Lynch nor any of its affiliates, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of either Merrill Lynch's engagement under the Agreement, including, without limitation, related services and activities prior to the date of the Agreement, except to the extent that it shall be determined by a court of competent jurisdiction in a judgment that has become final in that it is no longer subject to appeal or other review that any losses, claims, damages, liabilities or expenses incurred by the Company resulted solely from the gross negligence or willful misconduct of Merrill Lynch in performing the services that are the subject of the Agreement.

      This INDEMNIFICATION Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), DIRECTLY OR INDIRECTLY, shall be governed by and construed in accordance with the laws of the State of New York. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Company and Merrill Lynch consent to the jurisdiction of such courts and personal service with respect thereto. Each of Merrill Lynch and the Company waives all right to trial by jury in any proceeding or claim (whether based upon contract, tort or otherwise) arising out of or in any way relating to this Agreement. The PARTIES agree that a final judgment in any proceeding or claim arising out of or in any way relating to this agreement brought in any such court shall be conclusive and binding upon the parties and may be enforced in any other courts to the jurisdiction of which the party is or may be subject, by suit upon such judgment.




      The foregoing Indemnification Agreement shall remain in full force and effect notwithstanding any termination of Merrill Lynch's engagement. This Indemnification Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

                              Very truly yours,

                              FEDERATED INVESTMENT MANAGEMENT COMPANY


                              By: /s/ Keith M. Schappert
                                 Name:  Keith M. Schappert
                                 Title:    President

Accepted and agreed to as of
the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
   INCORPORATED


By    ______________________
   Name:
   Title:










                                             Exhibit (h)(iv) under Form N-2

           Federated Premier Intermediate Municipal Income Fund
                       (a Delaware statutory trust)



                 Auction Market Preferred Shares ("AMPS")
                     2,147 Shares [ ]% AMPS, Series A
                 Liquidation Preference $25,000 per share

                        FORM OF PURCHASE AGREEMENT

                                                          February 13, 2003

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
Prudential Securities

c/o Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
North Tower
4 World Financial Center
New York, New York 10080

Ladies and Gentlemen:

      Federated Premier Intermediate Municipal Income Fund, a Delaware statutory trust (the "Fund"), proposes, upon the terms and conditions set forth herein, to issue and sell an aggregate of 2,441 Shares of its Auction Market Preferred Shares, Series A with a liquidation preference of $25,000 per share (the "AMPS"). The AMPS will be authorized by, and subject to the terms and conditions of, the Declaration of Trust of the Fund, including the Statement of Preferences of Auction Market Preferred Shares (the "Statement of Preferences"), as amended through [ ], 2003 (collectively, the "Charter"), in the form filed as an exhibit to the Registration Statement referred to in the second following paragraph of this Agreement, as the same may be amended from time to time. The Fund and the Fund's investment adviser, Federated Investment Management Company, a Delaware statutory trust (the "Adviser"), each confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch is acting as representative (in such capacity, the "Representative"), with respect to the issue and sale by the Fund and the purchase by the Underwriters, acting severally and not jointly, of the respective number of AMPS set forth in said Schedule A.

      The Fund understands that the Underwriters propose to make a public offering of the AMPS as soon as the Representative deems advisable after this Agreement has been executed and delivered.

      The Fund has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-2 (No. 333-102032 and No. 811-21235) covering the registration of the AMPS under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Fund will prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act and the Investment Company Act of 1940, as amended (the "1940 Act") (the "Rules and Regulations") and paragraph
(c) or (h) of Rule 497 ("Rule 497") of the Rules and Regulations. The information included in any such prospectus, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective, if applicable, pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, including in each case any statement of additional information incorporated therein by reference, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the AMPS, including the statement of additional information incorporated therein by reference, is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

      All  references  in  this  Agreement  to  financial   statements  and
schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document that is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

SECTION 15. Representations and Warranties.

(a) Representations and Warranties by the Fund and the Adviser. The Fund and the Adviser jointly and severally represent and warrant to each Underwriter as of the date hereof and as of the Closing Time referred to in Section 2(c) hereof, and agree with each Underwriter, as follows:

(i) Compliance with Registration Requirements. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act, or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, and no proceedings for any such purpose have been instituted or are pending or, to the knowledge of the Fund or the Adviser, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

            At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time, the Registration Statement, the Rule 462(b) Registration Statement, the notification on Form N-8A and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 497 under the 1933 Act, complied when so filed in all material respects with the Rules and Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            If a Rule 462(b) Registration Statement is required in connection with the offering and sale of the AMPS, the Fund has complied or will comply with the requirements of Rule 111 under the 1933 Act Regulations relating to the payment of filing fees thereof.

(ii) Independent Accountants. The accountants who certified the statement of assets and liabilities included in the Registration Statement are independent public accountants as required by the 1933 Act and the Rules and Regulations.

(iii) Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related notes, present fairly the financial position of the Fund at the dates indicated; said statements have been prepared in conformity with generally accepted accounting principles ("GAAP").

(iv) Expense Summary. The information set forth in the Prospectus in the Fee Table has been prepared in accordance with the requirements of Form N-2 and to the extent estimated or projected, such estimates or projections are reasonably believed to be attainable and reasonably based.

(v) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund, other than as a result of a change in the financial markets generally, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Fund, other than those in the ordinary course of business, which are material with respect to the Fund, and (C) except for a regular dividend on the common shares declared on February 10, 2003, there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its capital shares.

(vi) Good Standing of the Fund. The Fund has been duly organized and is validly existing as a statutory trust in good standing under the laws of the State of Delaware and has the statutory trust power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Fund is duly qualified as a foreign statutory trust to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(vii) No Subsidiaries.  The Fund has no subsidiaries.

(viii) Investment Company Status. The Fund is duly registered with the Commission under the 1940 Act as a closed-end diversified
      management   investment  company,  and  no  order  of  suspension  or
      revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission.

(ix) Officers and Trustees. No person is serving or acting as an officer, trustee or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations"). Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no trustee of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter.

(x) Capitalization. The authorized, issued and outstanding shares of beneficial interest of the Fund are as set forth in the Prospectus. All issued and outstanding shares of beneficial interest of the Fund have been duly authorized and validly issued and are fully paid and non-assessable, except as provided for in the Fund's declaration of trust, and have been offered and sold or exchanged by the Fund in compliance with all applicable laws (including, without limitation, federal and state securities laws); none of the outstanding shares of beneficial interest of the Fund was issued in violation of the preemptive or other similar rights of any securityholder of the Fund.

(xi) Authorization and Description of AMPS. The AMPS to be purchased by the Underwriters from the Fund have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Fund pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable, except as provided for in the Fund's declaration of trust. The AMPS conform to all statements relating thereto contained in the Prospectus and such description conforms to the rights of holders of AMPS set forth in the Charter; no holder of the AMPS will be subject to personal liability by reason of being such a holder; and the issuance of the AMPS is not subject to the preemptive or other similar rights of any securityholder of the Fund.

(xii) Absence of Defaults and Conflicts. The Fund is not in violation of its Charter or by-laws, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound, or to which any of the property or assets of the Fund is subject (collectively, "Agreements and Instruments") except for such violations or defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Investment Management Agreement, the Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement, the Custodian Contract, the Transfer Agency and Service Agreement and the Auction Agency Agreement referred to in the Registration Statement (as used herein, the "Management Agreement," the "Administration Agreement," the "Custodian Agreement," the "Transfer Agency and Service Agreement" and the "Auction Agency Agreement," respectively) and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the AMPS and the use of the proceeds from the sale of the AMPS as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Fund with its obligations hereunder have been duly authorized by all necessary action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the Charter or by-laws of the Fund or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Fund or any of its assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Fund.

(xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Fund or the Adviser, threatened, against or affecting the Fund, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Fund or the consummation of the transactions contemplated in this Agreement or the performance by the Fund of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Fund is a party or of which any of its property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

(xiv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto by the 1933 Act, the 1940 Act or by the Rules and Regulations which have not been so described and filed as required.

(xv) Possession of Intellectual Property. The Fund owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by the Fund, and the Fund has not received any notice or is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Fund therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Fund of its obligations hereunder, in connection with the offering, issuance or sale of the AMPS hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1940 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or as may be required under state securities laws.

(xvii) Possession of Licenses and Permits. The Fund possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to operate its properties and to conduct the business as contemplated in the Prospectus; the Fund is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and the Fund has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xviii)     Subchapter M. The Fund intends to direct the  investment of the proceeds of the offering described in the Registration Statement in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Subchapter M of the Code" and the "Code," respectively), and intends to qualify as a regulated investment company under Subchapter M of the Code.

(xix) Distribution of Offering Materials. The Fund has not distributed and, prior to the later to occur of (A) the Closing Time and (B) completion of the distribution of the AMPS, will not distribute any offering material in connection with the offering and sale of the AMPS other than the Registration Statement, a preliminary prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act or the 1940 Act or the Rules and Regulations.

(xx) Accounting Controls. The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurances that
      (A) transactions are executed in accordance with management's general or specific authorization and with the applicable requirements of the 1940 Act, the Rules and Regulations and the
      Code; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the Rules and Regulations; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxi) Absence of Undisclosed Payments. To the Fund's knowledge, except as disclosed in the Prospectus, neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

(xxii)      Material   Agreements.    This   Agreement,    the   Management
      Agreement, the Administration Agreement, the Custodian Agreement, the Transfer Agency and Service Agreement and the Auction Agency Agreement have each been executed and delivered by the Fund, as of the dates noted therein, and each complies with all applicable provisions of the 1940 Act. Assuming due authorization, execution and delivery by the other parties thereto with respect to the Management Agreement, the Administration Agreement, the Custodian Agreement, the Transfer Agency and Service Agreement and the Auction Agency Agreement, each of the Management Agreement, the Administration Agreement, the Custodian Agreement, the Transfer Agency and Service Agreement and the Auction Agency Agreement constitutes a valid and binding agreement of the Fund, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

(xxiii)     Registration  Rights.  There are no persons  with  registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Fund under the 1933 Act.

(xxiv) NYSE Listing. The Fund's common shares of beneficial interest are duly listed on the New York Stock Exchange ("NYSE").

(b)   Representations   and   Warranties   by  the  Adviser.   The  Adviser
represents and warrants to each Underwriter as of the date hereof, and as of the Closing Time referred to in Section 2(c) hereof, as follows:

(i) Good Standing of the Adviser. The Adviser has been duly organized and is validly existing and in good standing as a statutory trust under the laws of the State of Delaware with full statutory trust power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign trust to transact business and is in good standing in each other jurisdiction in which such qualification is required, except as would not, individually or in the aggregate, result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of such Adviser, whether or not arising in the ordinary course of business (an "Adviser Material Adverse Effect").

(ii) Investment Adviser Status. The Adviser is duly registered and in good standing with the Commission as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the 1940 Act, or the rules and regulations under such acts, from acting under the Management Agreement for the Fund as contemplated by the Prospectus.

(iii) Description of Adviser. The description of the Adviser in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(iv) Capitalization. The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus, this Agreement and under the Management Agreement to which it is a party.

(v) Authorization of Agreements; Absence of Defaults and Conflicts. This Agreement and the Management Agreement have each been duly authorized, executed and delivered by the Adviser, and the Management Agreement constitutes a valid and binding obligation of the Adviser, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and neither the execution and delivery of this Agreement or the
      Management Agreement nor the performance by the Adviser of its obligations hereunder or thereunder will conflict with, or result in a breach of any of the terms and provisions of, or constitute, with or without the giving of notice or lapse of time or both, a default under, any agreement or instrument to which the Adviser is a party or by which it is bound, the agreement and declaration of trust, the by-laws or other organizational documents of the Adviser, or to the Adviser's knowledge, by any law, order, decree, rule or regulation applicable to it of any jurisdiction, court, federal or state regulatory body, administrative agency or other governmental body, stock exchange or securities association having jurisdiction over the Adviser or its properties or operations; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Adviser of the transactions contemplated by this Agreement and the Management Agreement, except as have been obtained or may be required under the 1933 Act, the 1940 Act, the 1934 Act or state securities laws.

(vi) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the
      Prospectus, except as otherwise stated therein, there has not occurred any event which should reasonably be expected to have a material adverse effect on the ability of the Adviser to perform its respective obligations under this Agreement and the Management Agreement to which it is a party.

(vii) Absence  of  Proceedings.  There  is  no  action,  suit,  proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Adviser, threatened against or affecting the Adviser or any "affiliated person" of the Adviser (as such term is defined in the 1940 Act) or any partners, trustees, officers or employees of the foregoing, whether or not arising in the ordinary course of business, which would reasonably be expected to result in any Adviser Material Adverse Effect or materially and adversely affect the ability of the Adviser to function as an investment adviser or perform its obligations under the Management Agreement, or which is required to be disclosed in the Registration Statement and the Prospectus.

(viii) Absence of Violation or Default. The Adviser is not in violation of its agreement and declaration of trust, by-laws or other organizational documents or in default under any agreement, indenture or instrument, except for such violations or defaults that would not result in an Adviser Material Adverse Effect.

(c) Officer's Certificates. Any certificate signed by any officer of the Fund or the Adviser delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Fund or the Adviser, as the case may be, to each Underwriter as to the matters covered thereby.

SECTION 16. Sale and Delivery to Underwriters; Closing.

(a) AMPS. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Fund agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Fund, at the price per share set forth in Schedule B, the number of AMPS set forth in Schedule A opposite the name of such Underwriter, plus any additional number of AMPS which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

(b)   Commission.   The  Fund  agrees  to  pay  to  the   Underwriters  the
commission set forth in Schedule B as compensation to the Underwriters for their commitments under this Agreement.

(c) Payment. Payment of the purchase price for, and delivery of certificates for, the AMPS shall be made at the offices of Clifford Chance US LLP, 200 Park Avenue, New York, New York 10166 or at such other place as shall be agreed upon by the Representative and the Fund, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Fund (such time and date of payment and delivery being herein called "Closing Time").

      Payment shall be made to the Fund by wire transfer of immediately available funds to a bank account designated by the Fund, against delivery to the Representative for the respective accounts of the Underwriters of certificates for the AMPS to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the AMPS that it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the AMPS to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d) Denominations; Registration. Certificates for the AMPS shall be in such denominations and registered in such names as the Representative may request in writing at least one full business day before the Closing Time. The certificates for the AMPS will be made available for examination and packaging by the Representative in the City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time.

SECTION 17. Covenants.

(a) The Fund and the Adviser, jointly and severally, covenant with each Underwriter as follows:

(i) Compliance with Securities Regulations and Commission Requests. The Fund, subject to Section 3(a)(ii), will comply with the requirements of Rule 430A and will notify the Representative immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission,
      (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the AMPS for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Fund will promptly effect the filings necessary pursuant to Rule 497 and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 497 was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Fund will make reasonable efforts to prevent the issuance of any stop order, or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, and, if any such stop order or order of suspension or revocation of registration is issued, to obtain the lifting thereof at the earliest possible moment.

(ii) Filing of Amendments. The Fund will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

(iii) Delivery of Registration Statements. The Fund has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(iv)  Delivery   of   Prospectuses.   The  Fund  has   delivered   to  each
      Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Fund hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Fund will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(v) Continued Compliance with Securities Laws. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the AMPS, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Fund, to amend the
      Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the Rules and Regulations, the Fund will promptly prepare and file with the Commission, subject to Section 3(a)(ii), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Fund will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

(vi) Blue Sky Qualifications. The Fund will use its best efforts, in cooperation with the Underwriters, to qualify the AMPS for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representative may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Fund shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the AMPS have been so qualified, the Fund will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

(vii) Rule 158. The Fund will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earning statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(viii) Use of Proceeds. The Fund will use the net proceeds received by it from the sale of the AMPS in the manner specified in the Prospectus under "Use of Proceeds."

(ix) Reporting Requirements. The Fund, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1940 Act and the 1934 Act within the time periods required by the 1940 Act and the Rules and Regulations and the 1934 Act and the rules and regulations of the Commission thereunder, respectively.

(x)   Subchapter  M.  The  Fund  will  comply  with  the   requirements  of
      Subchapter M of the Code to qualify as a regulated investment company under the Code.

(xi) No Manipulation of Market for AMPS. The Fund will not (a) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the AMPS, and (b) until the Closing Time, (i) sell, bid for or purchase the AMPS or pay any person any compensation for soliciting purchases of the AMPS or (ii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Fund .

(xii) Rule 462(b) Registration Statement. If the Fund elects to rely upon Rule 462(b), the Fund shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Fund shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the 1933 Act.

            (xiii) Accountant's Confirmation. The Fund will furnish to the Representative, on the date on which delivery is made to the rating agencies rating the AMPS, the Accountant's Confirmation (as defined in the Statement of Preferences) corresponding to the
      Preferred Shares Basic Maintenance Report (as defined in the Statement of Preferences) for the first Quarterly Valuation Date (as defined in the Statement of Preferences) following the Closing Time.

(b) Except as provided in this Agreement, the Fund will not sell, contract to sell or otherwise dispose of any of its shares of preferred shares of the same series as the AMPS or any securities convertible into or exercisable or exchangeable for its shares of preferred shares of the same series as the AMPS, or grant any options or warrants to purchase its shares of preferred shares of the same series as the AMPS, for a period of 180 days after the date of the Prospectus, without the prior written consent of Merrill Lynch.

      (c) On the date of the purchase and sale contemplated by this Agreement (the "Closing Date"), and assuming on the receipt of the proceeds of the issuance of the AMPS on such date, the Fund will use all or a portion of such proceeds to repay any liability that the Fund has for borrowed money outstanding on the Closing Date (except for short-term liabilities in connection with settling sales or purchases of portfolio securities), including interest thereon, including for this purpose any liability of the Fund outstanding on such date under any reverse repurchase agreement.

SECTION 18. Payment of Expenses.

(a)   Expenses.   The  Fund  will  pay  all   expenses   incident   to  the
performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the AMPS, (iii) the preparation, issuance and delivery of the certificates for the AMPS to the Underwriters, including any shares or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the AMPS to the Underwriters, (iv) the fees and disbursements of the Fund's counsel, accountants and other advisers, (v) the qualification of the AMPS under securities laws in accordance with the provisions of Section 3(a)(vi) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto,
(vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the AMPS and
(ix) the   filing  fees   incident   to,  and  the   reasonable   fees  and
disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the AMPS.

(b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or
Section 9(a) hereof, the Fund and the Adviser, jointly and severally, agree that they shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 19. Conditions of Underwriters' Obligations.

      The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Fund and the Adviser contained in Section 1 hereof or in certificates of any officer of the Fund or the Adviser delivered pursuant to the provisions hereof, to the performance by the Fund and the Adviser of their respective covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act, no notice or order pursuant to Section 8(e) of the 1940 Act shall have been issued, and no proceedings with respect to either shall have been initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 497 (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

(b) Opinion of Counsel for the Fund and the Adviser. At Closing Time, the Representative shall have received the favorable opinions, dated as of Closing Time, of Dickstein Shapiro Morin & Oshinsky LLP, counsel for the Fund, and Reed Smith LLP, counsel for the Adviser, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters substantially to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

(c)   Opinion  of  Counsel  for   Underwriters.   At  Closing   Time,   the
Representative shall have received the favorable opinion, dated as of Closing Time, of Clifford Chance US LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (A)
(i), (ii), (vi), (vii) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Fund),
(viii) through (x), inclusive, (xiv) (solely as to the information in the Prospectus under "Description of AMPS") and the last paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Fund and certificates of public officials.

(d) Officers' Certificates. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of a duly authorized officer of the Fund and of the chief financial or chief accounting officer of the Fund and of the President or a Vice President or Managing Director of the Adviser, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Sections 1(a) and (b) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) each of the Fund and the Adviser, respectively, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement, or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, has been issued and no proceedings for any such purpose have been instituted or are pending or are contemplated by the Commission.

(e) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to
underwriters   with  respect  to  the  financial   statements  and  certain
financial and other information contained in the Registration Statement and the Prospectus.

(f) Bring-down Comfort Letter. At Closing Time, the Representative shall have received from Ernst & Young LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

(g) Rating. The Fund shall have delivered and the Representative shall have received evidence satisfactory to the Representative that the AMPS are rated `Aaa' by Moody's and `AAA' by Fitch as of the Closing Time, and there shall not have been given any written notice of any intended or potential downgrading, or of any review for a potential downgrading, in the rating accorded to the AMPS by Moody's or by Fitch.

(h) Asset Coverage. As of the Closing Time, and assuming the receipt of the net proceeds from the sale of the AMPS, and, with respect to the
Preferred Shares Basic Maintenance Amount requirement only, using portfolio holdings and valuations as of the close of business on any day not more than six business days preceding the Closing Time (provided that the total net assets of the Fund as of the Closing Time have not declined by 5% or more from such valuation date), the Investment Company Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount (each as defined in the Statement of Preferences) requirements of Sections 6 and 7(a) of the Statement of Preferences each will be met.

(i) Additional Documents. At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the AMPS as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Fund and the Adviser in connection with the issuance and sale of the AMPS as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

(j) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Fund at any time at or prior to Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8 and 13 shall survive any such termination and remain in full force and effect.

SECTION 20. Indemnification.

(a) Indemnification of Underwriters. The Fund and the Adviser, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act, and any director, officer, employee or affiliate thereof as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Fund; and

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Fund or the Adviser by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(b) Indemnification of Fund, Adviser, Trustees and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Fund and the Adviser, their respective trustees, each of the Fund's officers who signed the Registration Statement, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Fund or the Adviser by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties  shall be  selected by Merrill  Lynch,  and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Fund and the Adviser. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or
Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent
(i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 21. Contribution.

      If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Adviser on the one hand and the Underwriters on the other hand from the offering of the AMPS pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Adviser on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Fund and the Adviser on the one hand and the Underwriters on the other hand in connection with the offering of the AMPS pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the AMPS pursuant to this Agreement (before deducting expenses) received by the Fund and the total underwriting discount received by the Underwriters (whether from the Fund or otherwise), in each case as set forth on the cover of the Prospectus bear to the aggregate initial public offering price of the AMPS as set forth on such cover.

      The relative fault of the Fund and the Adviser on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Fund or the Adviser or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Fund, the Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the AMPS underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such
Underwriter,  and  each  trustee  of the  Fund  and  each  director  of the
Adviser, respectively, each officer of the Fund who signed the Registration Statement, and each person, if any, who controls the Fund or the Adviser, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Fund and the Adviser, respectively. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of AMPS set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 22. Representations, Warranties and Agreements to Survive Delivery.

      All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Fund or the Adviser submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Fund or the Adviser, and shall survive delivery of the AMPS to the Underwriters.

SECTION 23. Termination of Agreement.

(a) Termination; General. The Representative may terminate this Agreement, by notice to the Fund, at any time at or prior to Closing Time
(i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund or the Adviser, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the AMPS or to enforce contracts for the sale of the AMPS, or (iii) if trading in the common shares of the Fund has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the NYSE or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

(b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8 and 13 shall survive such termination and remain in full force and effect.

SECTION 24. Default by One or More of the Underwriters.

      If one or more of the Underwriters shall fail at Closing Time to purchase the AMPS which it or they are obligated to purchase under this Agreement (the "Defaulted AMPS"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted AMPS in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

(a) if the number of Defaulted AMPS does not exceed 10% of the number of AMPS to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(b)   if the number of Defaulted  AMPS exceeds 10% of the number of AMPS to
be  purchased  on  such  date,  this  Agreement  shall  terminate   without
liability on the part of any non-defaulting Underwriter.

      No  action  taken   pursuant  to  this  Section   shall  relieve  any
defaulting Underwriter from liability in respect of its default.

      In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Fund shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

SECTION 25. Notices.

      All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative, Merrill Lynch & Co., North Tower, 4 World Financial Center, New York, New York 10080, attention of Equity Capital Markets; and notices to the Fund or the Adviser shall be directed, as appropriate, to the office of Federated Investors, Inc., Attention:
Lisa  E.  Peternel,   Federated   Investors  Tower,  1001  Liberty  Avenue,
Pittsburgh, PA 15222-3779; with copies to Dickstein Shapiro Morin & Oshinsky LLP, Attention: Matthew G. Maloney, Esq., 2101 L Street NW,
Washington, DC 20037-1526 and to Federated Investors, Inc., Stephen A. Keen, Esq., Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

SECTION 26. Parties.

      This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Fund, the Adviser and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Fund, the Adviser and their respective successors and the controlling persons and officers and trustees referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Fund, the Adviser and their respective successors, and said controlling persons and officers, trustees and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of AMPS from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 27. GOVERNING LAW AND TIME.

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. UNLESS OTHERWISE EXPLICITLY PROVIDED, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 28. Effect of Headings.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Fund and the Adviser in accordance with its terms.


                              Very truly yours,

                              FEDERATED PREMIER INTERMEDIATE MUNICIPAL
                                 INCOME FUND


                              By:
                                 Name:
                                 Title:

                              FEDERATED INVESTMENT MANAGEMENT COMPANY


                              By:
                                 Name:
                                 Title:

CONFIRMED AND ACCEPTED,
   as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED
PRUDENTIAL SECURITIES

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                  INCORPORATED


By:
   Authorized Signatory

For themselves and as Representative of the other Underwriters named in Schedule A hereto.


                                 Sch A-1

                                                               NYA 581019.5
                                SCHEDULE A



                                                                      Number of
   Name of Underwriter                                                   AMPS

Merrill Lynch, Pierce, Fenner & Smith

         Incorporated.........................................................

Prudential Securities.........................................................

      Total..............................................................2,441










Error! Unknown document property name. vError! Unknown document property name.; Error! Unknown document property name.
                                SCHEDULE B

                  Federated Premier Municipal Income Fund
                      Auction Market Preferred Shares
                          2,441 Shares, Series A

                 Liquidation Preference $25,000 per Share


      1. The liquidation preference per share for the AMPS shall be $25,000.

      2. The purchase price per share for the AMPS to be paid by the several Underwriters shall be $24,750, such discount from the liquidation preference representing the commission to be paid to the Underwriters for their commitment hereunder of $250.

      3. The initial dividend rate of the AMPS, Series A shall be [ ]% per annum.











                                              Exhibit (k)(i) under Form N-2



                         INDEMNIFICATION AGREEMENT



         INDEMNIFICATION AGREEMENT made as of the 19th day of December, 2002 by and between Federated Premier Intermediate Municipal Income Fund, a Delaware statutory trust (the "Fund") and Federated Investment
Management Company, a Delaware statutory trust (the "Adviser").

         WHEREAS, the Fund has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") on Form N-2 pursuant to the Securities Act of 1933, as amended (the "1933 Act') (File No. 333-100605) and the Investment Company Act of 1940, as amended (the "1940 Act") (File No. 811-21235) pursuant to which the Fund proposes to sell to the public an aggregate of 6,400,000 shares of the Fund's common shares of beneficial interest through several underwriters led by Merrill Lynch & Co. and others (collectively, the "Underwriters") in connection with an offering pursuant to a purchase agreement (the "Purchase Agreement") to be entered into by the Fund, the Adviser and the Underwriters. The Fund also proposes to grant the Underwriters an option to purchase up to an additional 960,000 common shares of beneficial interest solely to cover over-allotments.

         WHEREAS, the Purchase Agreement contains certain provisions with respect to the obligations and liabilities between the Fund and the Adviser on the one hand and the Underwriters on the other.

         WHEREAS, the Underwriters require the Fund and the Adviser to agree to jointly and severally indemnify the Underwriters for certain liabilities.

         WHEREAS, the Fund and the Adviser desire to set forth their understanding and agreement concerning certain liabilities arising out of their obligations to the Underwriters under the Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
The Adviser agrees to indemnify and hold harmless the Fund, its trustees and each of the Fund's officers who signed the Registration Statement, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section6(a) of the Purchase Agreement, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Fund by the Adviser expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

An indemnified party shall give notice as promptly as reasonably practicable to the Adviser of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify shall not relieve the Adviser from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this Indemnification Agreement. In respect of any such proceeding, counsel shall be selected by the Fund. The Adviser may participate at its own expense in the defense of any such action; provided, however, that counsel to the Adviser shall not (except with the consent of the Fund) also be counsel to the Fund. In no event shall the Adviser be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Without the prior written consent of an indemnified party, the Adviser shall not settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Indemnification Agreement (whether or not the indemnified party is an actual or potential party thereto), unless such settlement, compromise or consent (i) includes an unconditional release of the indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the indemnified party.

If at any time an indemnified party shall have requested the Adviser to reimburse an indemnified party for fees and expenses of counsel, the Adviser agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Adviser of the aforesaid request, (ii) the Adviser shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) the Adviser shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

Any notice, claim or demand hereunder shall be made in writing and if required to be given to an indemnified party shall be sufficient if given as provided in the Purchase Agreement for notices to the Fund and any notice, claim or demand hereunder to be given to the Adviser shall be made in writing and likewise shall be sufficient if given as provided in the Purchase Agreement.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

This Agreement shall be governed by the laws of the State of New York without regard to such jurisdiction's conflicts of laws principles.
This Agreement may be executed by one or more parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all of which shall be deemed to be one and the same instrument.

Except as otherwise specifically defined herein, all capitalized terms used in this Agreement shall have the meanings assigned such terms in the Purchase Agreement.

         IN WITNESS WHEREOF, the parties below have caused the foregoing to be executed on their behalf this 19th day of December, 2002.


                                    FEDERATED PREMIER INTERMEDIATE
                                    MUNCIPAL INCOME FUND



                                    By:  /s/ J. Christopher Donahue
                                         Name:  J. Christopher Donahue
                                         Title:    President


                                    FEDERATED INVESTMENT MANAGEMENT COMPANY



                                    By:  /s/ Keith M. Schappert
                                         Name:  Keith M. Schappert
                                         Title:    President












                                             Exhibit (k)(ii) under Form N-2



                    Transfer Agency and Service Agreement
                                    Among
    Each of the Closed End Investment Companies Listed on Exhibit B Hereto
                                     and
                        EquiServe Trust Company, N.A.
                                     and
                               EquiServe, Inc.


















Table of Contents

Section 1.  Certain Definitions                                    4

Section 2.  Appointment of Agent                                   5

Section 3.  Standard Services                                      6

Section 4.  Dividend Disbursing Services                           8

Section 5.  Shareholder Internet Account Access Services           9

Section 6.  Optional Services                                     10

Section 7   Fee and Expenses                                      10

Section 8.  Representations and Warranties of Transfer Agent      12

Section 9.  Representations and Warranties of Customer            12

Section 10. Indemnification/Limitation of Liability               13

Section 11. Damages                                               15

Section 12. Responsibilites of the Transfer Agent                 15

Section 13. Covenants of the Customer and Transfer Agent          16

Section 14. Data Access and Propreitary Information               17

Section 15. Confidentiality                                       19

Section 16. Term and Terminiation                                 19

Section 17. Assignment                                            21

Section 18. Unaffiliated Third Parties                            21

Section 19. Miscellaneous                                         21

Section 19.1  Notice                                              21

Section 19.2  Successors                                          22

Section 19.3. Amendments                                          22

Section 19.4. Severability                                        22

Section 19.5.  Governing Law                                      22

Section 19.6   Force Majeure                                      22

Section 19.7   Descriptive Headings                               22

Section 19.8   Third Party Beneficiaries                          22

Section 19.9   Survival                                           23

Section 19.10     Priorities                                      23

Section 19.11. Merger of Agreement                                23

Section 19.12  Counterparts                                       23

     AGREEMENT made as of the 19th day of December, 2002, by and among each of the closed-end investment companies listed on Exhibit B hereto, a corporation, having a principal office and place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237-7000 (each a "Customer" or the "Customer"), and EquiServe, Inc., a Delaware corporation, and its fully owned subsidiary EquiServe Trust Company, N.A., a federally charted trust company doing business at [525 Washington Boulevard, Jersey City, New Jersey 07310 or 150 Royall Street, Canton, Massachusetts 02021] (collectively, the "Transfer Agent" or individually "EQI" and the "Trust Company", respectively).



     WHEREAS, the Customer desires to appoint the Transfer Agent as sole transfer agent, registrar, administrator of dividend reinvestment plans, option plans, and direct stock purchase plans and EQI as dividend disbursing agent and processor of all payments received or made by Customer under this Agreement.


     WHEREAS, the Trust Company and EQI desire to accept such respective appointments and perform the services related to such appointments;

     WHEREAS, the Board of Trustees of each Customer has approved appointment of the Transfer Agent.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.  Certain Definitions.

     (a) "Account" or "Accounts" shall mean the account of each Shareholder which account shall hold any full or fractional shares of stock held by such Shareholder and/or outstanding funds or tax reporting to be done.

(b) "Additional Services" shall mean any and all services which are not Services as set forth in the Fee and Service Schedule, but performed by Transfer Agent upon request of Customer.

     (c) "Agreement" shall mean this agreement and any and all exhibits or schedules attached hereto and any and all amendments or modifications, which may from time to time be executed.


     (d) "Annual Period" shall mean each twelve (12) month period commencing on the Effective Date and, thereafter, on each anniversary of the Effective Date.

     (e) "Closed Account" shall mean an account with a zero share balance, no outstanding funds or no reportable tax information.

     (f) "Customer ID(s)" shall have the meaning set forth in Section 14.3.

     (g) "Data Access Service" shall have the meaning set forth in Section 14.1.

     (h) "Dividend Reinvestment Plan" and "Direct Stock Purchase Plan" shall mean the services as set forth in Section 4 and in the Fee and Service Schedule.

     (i) "Effective Date" shall mean the date first stated above.

     (j) "Fee and Service Schedule" shall mean the fees and services set forth in the "Fee and Service Schedule" attached hereto.

     (k) "Password(s)" shall have the meaning set forth in Section 14.3.

     (l) "Proprietary Information" shall have the meaning set forth in Section 14.3.

     (m) "Security Procedures" shall have the meaning set forth in Section 5.1.

     (n) "Services" shall mean any and all services as further described herein and in the "Fee and Service Schedule" or other schedules attached hereto.

     (o) "Share" shall mean Customer's common shares of beneficial interest par value $0.01 per share authorized by the Customer's Declaration of Trust and other classes of Customer's stock to be designated by the Customer in writing and for which the Transfer Agent agrees to service under this Agreement.

     (p) "Shareholder" shall mean the holder of record of Shares.

     (q) "Shareholder Data" shall have the meaning set forth in Section 14.2.

     (r) "Shareholder Internet Services" shall have the meaning set forth in Section 5.1.

2.  Appointment of Agent.

     2.1 Appointments. The Customer hereby appoints the Transfer Agent to act as sole transfer agent and registrar for all Shares in accordance with the terms and conditions hereof and as administrator of Plans and appoints EQI as dividend disbursing agent and processor of all payments received or made by or on behalf of the Customer under this Agreement, and the Transfer Agent and EQI accept the appointments. Customer shall provide Transfer Agent with certified copies of resolutions appointing the Trust Company as Transfer Agent.

     2.2 Documents. In connection with the appointing of Transfer Agent as the transfer agent and registrar for each Customer, the Customer will provide or has previously provided each of the following documents to the Transfer Agent:

(a) Copies of Registration Statements and amendments thereto, filed with the Securities and Exchange Commission for initial public offerings;

     (b) Specimens of all forms of outstanding stock certificates , with a certificate of the Secretary of the Customer as to their authenticity;

     (c) Specimens of the Signatures of the officers of the Customer authorized to sign stock certificates and individuals authorized to sign written instructions and requests; and

     (d) An opinion of counsel for the Customer addressed to both the Trust Company and EQI with respect to:

          (i) The Customer's organization and existence under the laws of its state of organization; and

          (ii) That all issued Shares are, and all unissued Shares will be, when issued, validly issued, fully paid and non-assessable.

     2.3 Records. Transfer Agent may adopt as part of its records all lists of holders, records of Customer's stock, books, documents and records which have been employed by any former agent of Customer for the maintenance of the ledgers for the Customer's shares, provided such ledger is certified by an officer of Customer or the prior transfer agent to be true, authentic and complete.

     2.4 Shares. Customer shall, if applicable, inform Transfer Agent as to (i) the existence or termination of any restrictions on the transfer of Shares and in the application to or removal from any certificate of stock of any legend restricting the transfer of such Shares or the substitution for such certificate of a certificate without such legend, (ii) any authorized but unissued Shares reserved for specific purposes, (iii) any outstanding Shares which are exchangeable for Shares and the basis for exchange, (iv) reserved Shares subject to option and the details of such reservation and (v) special instructions regarding dividends and information of foreign holders.

     2.5 Customer's Agent. Transfer Agent represents that it is engaged in an independent business and will perform its obligations under this Agreement as an agent of Customer.

     2.6 Certificates. Customer shall deliver to Transfer Agent an appropriate supply of stock certificates, which certificates shall provide a signature panel for use by an officer of or authorized signor for Transfer Agent to sign as transfer agent and registrar, and which shall state that such certificates are only valid after being countersigned and registered.

3.  Standard Services.

   3.1 Transfer Agent Services. The Transfer Agent will perform the following services:

     In accordance with the procedures established from time to time by agreement between the Customer and the Transfer Agent, the Transfer Agent shall:

         (a) issue and record the appropriate number of Shares as authorized and hold such Shares in the appropriate Shareholder account;

(b)   effect transfers of Shares by the registered owners thereof upon receipt of appropriate documentation;

         (c)      act as agent for Shareholders pursuant to the Dividend
         Reinvestment
               Plan, and other investment programs as amended from time to time in accordance with the terms of the agreements relating thereto to which the Transfer Agent is or will be a party; and

         (d) issue replacement certificates for those certificates alleged to have been lost, stolen or destroyed in accordance with procedures adopted by the Customer.

3.2 EQI Services. In accordance with procedures established from time to time by agreement between the Customer and EQI, EQI shall:

         (a) prepare and transmit payments for dividends and distributions declared by the Customer, provided good funds for said dividends or distributions are received by EQI prior to the scheduled payable date for said dividends or distributions;

         (b) issue replacement checks and place stop orders on original checks based on shareholder's representation that a check was not received or was lost.EQI shall be responsible for all losses or claims resulting from such replacement; and

           (c) Receive all payments made to the Customer or the Transfer Agent under the Dividend Reinvestment Plan, Direct Stock Purchase Plan, and Plans and make all payments required to be made under such plans, including all payments required to be made to the Customer.

      3.3 Customary Services. The Transfer Agent shall perform all the customary services of a transfer agent, agent of dividend reinvestment plan, cash purchase plan and other investment programs as described in
Section 3.1 consistent with those requirements in effect as of the date of this Agreement. EQI shall perform all the customary services of a dividend disbursing agent and a processor of payments as described in
Section 3.2 consistently with those requirements in effect as of the date of this Agreement. The detailed services and definition, frequency, limitations and associated costs (if any) of the Services to be performed by the Transfer Agent are set out in the attached Fee and Service Schedule.

      3.4 Compliance with Laws. The Customer agrees that each of the Trust Company and EQI is obligated to and the Trust Company and EQI agree to comply with all applicable federal, state and local laws and regulations, codes, order and government rules in the performance of its duties under this Agreement.

      3.5 Unclaimed Property and Lost Shareholders. The Transfer Agent shall report unclaimed property to each state in compliance with state law and shall comply with Section 17Ad-17 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for lost Shareholders. If the Customer is not in compliance with applicable state laws, there will be no charge for the first two years for this service for such Customer, other than a charge of $3.00 per due diligence notice mailed; provided that after the first two years, the Transfer Agent will charge such Customer a reasonable fee to be mutually agreed upon plus any out-of-pocket expenses.

      3.6 Compliance with Office of Foreign Asset Control ("OFAC") Regulations. The Transfer Agent shall ensure compliance with OFAC laws.

4.  Dividend Disbursing Services.

   4.1 Declaration of Dividends. Upon receipt of a written notice from the President, any Vice President, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer of Customer declaring the payment of a dividend, EQI shall disburse such dividend payments provided that in advance of such payment, Customer furnishes EQI with sufficient funds. The payment of such funds to EQI for the purpose of being available for the payment of dividend checks from time to time is not intended by Customer to confer any rights in such funds on Customer's Shareholders whether in trust or in contract or otherwise.


     4.2 Stop Payments. Customer hereby authorizes EQI to stop payment of checks issued in payment of dividends, but not presented for payment, when the payees thereof allege either that they have not received the checks or that such checks have been mislaid, lost, stolen, destroyed or, through no fault of theirs, are otherwise beyond their control and cannot be produced by them for presentation and collection, and EQI shall issue and deliver duplicate checks in replacement thereof.

4.3 Tax Withholding. EQI is hereby authorized to deduct from all dividends declared by a Customer and disbursed by EQI, as dividend disbursing agent, the tax required to be withheld pursuant to Sections 1441, 1442 and 3406 of the Internal Revenue Code of 1986, as amended, or by any Federal or State statutes subsequently enacted, and to make the necessary return and payment of such tax in connection therewith.

5.  Shareholder Internet Account Access Services.

    5.1 Shareholder Internet Services. The Transfer Agent shall provide internet access to each Customer's shareholders through Transfer Agent's web site, equiserve.com ("Shareholder Internet Services"), pursuant to its established procedures ("Security Procedures"), to allow shareholders to view their account information and perform certain on-line transaction request capabilities. The Shareholder Internet Services shall be provided at no additional charge at this time, other than the transaction fees currently being charged for the different transactions as described on the Fee and Service Schedule. The Transfer Agent reserves the right to charge a fee for this service at any time in the future.

    5.2   Scope  of  Transfer   Agent   Shareholder   Internet   Services
Obligations. Transfer Agent shall at all times use reasonable care in performing Shareholder Internet Services under this Agreement. With respect to any claims for losses, damages, costs or expenses which may arise directly or indirectly from Security Procedures which Transfer Agent has implemented or omitted, Transfer Agent shall be presumed to have used reasonable care if it has followed, in all material respects, its Security Procedures then in effect. Transfer Agent may, but shall not be required to, modify such Security Procedures from time to time to the extent it believes, in good faith, that such modifications will enhance the security of Shareholder Internet Services. All data and information transmissions accessed via Shareholder Internet Services are for informational purposes only, and are not intended to satisfy regulatory requirements or comply with any laws, rules, requirements or standards of any federal, state or local governmental authority, agency or industry regulatory body, including the securities industry, which compliance is the sole responsibility of Customer.

    5.3   No Other Warranties.

EXCEPT AS OTHERWISE EXPRESSLY STATED IN SECTION 5.2 OF THIS AGREEMENT, THE SHAREHOLDER INTERNET SERVICES ARE PROVIDED "AS-IS," ON AN "AS AVAILABLE"
BASIS, AND TRANSFER AGENT HEREBY SPECIFICALLY DISCLAIMS ANY AND ALL REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING SUCH SERVICES PROVIDED BY TRANSFER AGENT HEREUNDER, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.


6.  Optional Services.

To the extent that a Customer elects to engage the Transfer Agent to provide the services listed below the Customer shall engage the Transfer Agent to provide such services upon terms and fees to be agreed upon by the parties:

      (a) Corporate actions (including inter alia, odd lot buy backs, exchanges, mergers, redemptions, subscriptions, capital reorganization, coordination of post-merger services and special meetings).

7.  Fees and Expenses.

      7.1 Fee and Service Schedules. Each Customer agrees to pay Transfer Agent the fees for Services performed pursuant to this Agreement as set forth in the Fee and Service Schedule attached hereto, for the initial term of the Agreement (the "Initial Term").

         7.2COLA/Fee Increases. After the Initial Term of the Agreement, providing that service mix and volumes remain constant, the fees listed in the Fee and Service Schedule shall be increased by the accumulated change in the National Employment Cost Index for Service Producing Industries (Finance, Insurance, Real Estate) for the preceding years of the contract, as published by the Bureau of Labor Statistics of the United States Department of Labor. Fees will be increased on each successive contract anniversary thereafter by an amount equal to the change in the National Employment Cost Index for Service Producing Industries (Finance, Insurance, Real Estate) for the preceding year.

    7.3 Adjustments. Notwithstanding Section 7.1 above, fees, and the out-of-pocket expenses and advances identified under Section 7.4 below, may be changed from time to time as agreed upon in writing between the Transfer Agent and the Customer.

    7.4     Out-of-Pocket Expenses.  In addition to the fees paid under
Section 7.1 above, the Customer agrees to reimburse the Transfer Agent for reasonable out-of-pocket expenses, including but not limited to postage, forms, telephone, microfilm, microfiche, taxes, records storage, exchange and broker fees, or advances incurred by the Transfer Agent for the items set out in Exhibit A attached hereto. Out-of-pocket expenses may include the costs to transfer agent of administrative expenses. In addition, any other expenses incurred by the Transfer Agent at the request or with the consent of the Customer, will be reimbursed by the Customer.

    7.5 Conversion Funds. Conversion funding required by any out of proof condition caused by a prior agents' services shall be advanced to Transfer Agent prior to the commencement of services.

    7.6 Postage. Postage for mailing of dividends, proxies, Customer reports and other mailings to all Shareholder Accounts shall be advanced to the Transfer Agent by the Customer prior to commencement of the mailing date of such materials.

    7.7 Invoices. The Customer agrees to pay all fees and reimbursable expenses within 30 days of the date of the respective billing notice, except for any fees or expenses that are subject to good faith dispute. In the event of such a dispute, the Customer may only withhold that portion of the fee or expense subject to the good faith dispute. The Customer shall notify the Transfer Agent in writing within twenty-one (21) calendar days following the receipt of each billing notice if the Customer is disputing any amounts in good faith. If the Customer does not provide such notice of dispute within the required time, the billing notice will be deemed accepted by the Customer. The Customer shall settle such disputed amounts within five (5) business days of the day on which the parties agree on the amount to be paid by payment of the agreed amount.
If no agreement is reached, then such disputed amounts shall be settled as may be required by law or legal process.

    7.8 Taxes. Customer shall pay all sales or use taxes in lieu thereof with respect to the Services (if applicable) provided by Transfer Agent under this Agreement.

    7.9   Late Payments.

      (a) If any undisputed amount in an invoice of the Transfer Agent (for fees or reimbursable expenses) is not paid when due, the Customer shall pay the Transfer Agent interest thereon (from the due date to the date of payment) at a per annum rate equal to one percent (1.0%) plus the Prime Rate (that is, the base rate on corporate loans posted by large domestic banks) published by The Wall Street Journal (or, in the event such rate is not so published, a reasonably equivalent published rate selected by Customer on the first day of publication during the month when such amount was due). Notwithstanding any other provision hereof, such interest rate shall be no greater than permitted under applicable provisions of Massachusetts or New Jersey law.

      (b) The failure by Customer to pay an invoice within 90 days after receipt of such invoice or the failure by the Customer to timely pay two consecutive invoices shall constitute a material breach pursuant to
Section 16.4(a) below. The Transfer Agent may terminate this Agreement for such material breach immediately and shall not be obligated to provide the Customer with 30 days to cure such breach.

    7.10 Services Required by Legislation. Services required by legislation or regulatory mandate that become effective after the Effective Date of this Agreement shall not be part of the Services, and shall be billed by appraisal.

    7.11 Overtime Charges. Overtime charges will be assessed in the event of a late delivery to the Transfer Agent of Customer material for mailings to Shareholders, unless the mail date is rescheduled. Such material includes, but is not limited to, proxy statements, quarterly and annual reports, dividend enclosures and news releases.

7.12 Bank Accounts. The Customer acknowledges that the bank accounts maintained by EQI in connection with the Services will be in its name and that EQI may receive investment earnings in connection with the investment at EQI's risk and for its benefit of funds held in those accounts from time to time. However, Transfer Agen shall indemnify and hold Customer harmless from and against, any and all losses, claims, damages, costs, charges, counsel fees and expenses, payments, and liability arising out of or attributable to such investment.

8.  Representations and Warranties of Transfer Agent.

      8.1 Governance. The Trust Company is a federally chartered limited purpose national bank duly organized under the laws of the United States and EQI is a corporation validly existing and in good standing under the laws of the State of Delaware and each has full corporate power, authority and legal right to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by Transfer Agent has been duly authorized by all necessary corporate action and constitutes the legal valid and binding obligation of Transfer Agent enforceable against Transfer Agent in accordance with its terms.

      8.2 Compliance. The execution, delivery and performance of the Agreement by Transfer Agent will not violate, conflict with or result in the breach of any material term, condition or provision of, or require the consent of any other party to, (i) any existing law, ordinance, or governmental rule or regulation to which Transfer Agent is subject, (ii) any judgement, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which is applicable to Transfer Agent, (iii) the incorporation documents or by-laws of , or any material agreement to which Transfer Agent is a party.

    8.3 Facilities. The Transfer Agent has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

    8.4 Computer Services. DATA ACCESS SERVICE AND ALL COMPUTER PROGRAMS AND SOFTWARE SPECIFICATIONS USED IN CONNECTION THEREWITH ARE PROVIDED ON AN AS IS, AS AVAILABLE BASIS. TRANSFER AGENT EXPRESSLY DISCLAIMS ALL WARRANTIES EXCEPT THOSE EXPRESSLY STATED HEREIN INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. CUSTOMER HEREBY ACKNOWLEDGES THAT THE DATA ACCESS SERVICE MAY NOT BE OR BECOME AVAILABLE DUE TO ANY NUMBER OF FACTORS INCLUDING WITHOUT LIMITATION PERIODIC SYSTEM MAINTENANCE, SCHEDULED OR UNSCHEDULED, ACTS OF GOD, TECHNICAL FAILURE, TELECOMMUICATIONS INFRASTRUCTURE OR DELAY OR DISRUPTION ATTRIBUTATLE TO VIRUSES, DENIAL OF SERVICE ATTACKS, INCREASED OR FLUCTUATING DEMAND, AND ACTIONS AND OMISSIONS OF THIRD PARTIES. THEREFORE TRANSFER AGENT EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY REGARDING SYSTEM AND/OR DATA ACCESS SERVICE AVAILABILITY, ACCESSABILITY, OR PERFORMANCE.

9.  Representations and Warranties of Customer.

            Each Customer represents and warrants to the Transfer Agent that:

    9.1 Organizations. It is a business trust duly organized and existing and in good standing under the laws of Delaware;

    9.2 Governance. It is empowered under applicable laws and by Declaration of Trust and By-Laws to enter into and perform this Agreement. All corporate proceedings required by said Declaration of Trust, By-Laws and applicable law have been taken to authorize it to enter into and perform this Agreement; and

    9.3 Securities Act of 1933. A registration statement under the Securities Act of 1933, as amended (the "1933 Act") has been filed and is currently effective, or will be effective prior to the sale of any Shares, and will remain so effective, and all appropriate state securities law filings have been made with respect to all the Shares of the Customer being offered for sale except for any Shares which are offered in a transaction or series of transactions which are exempt from the registration requirements of the 1933 Act and state securities laws; information to the contrary will result in immediate notification to the Transfer Agent.

10.  Indemnification/Limitation of Liability.

            10.1 Standard of Care. The Transfer Agent shall at all times act in good faith and agrees to use its best efforts within reasonable time limits to insure the accuracy of all services performed under this Agreement, but assumes no responsibility and shall not be liable for loss or damage due to errors unless said errors are caused by its negligence, bad faith or willful misconduct or that of its employees as set forth and subject to the limitations set forth in Section 10.4 below.

    10.2 Customer Indemnity. The Transfer Agent shall not be responsible for, and the Customer shall indemnify and hold the Transfer Agent harmless from and against, any and all losses, claims, damages, costs, charges, counsel fees and expenses, payments, expenses and liability arising out of or attributable to:

      (a) All actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to this Agreement, provided such actions are taken in good faith and without negligence or willful misconduct;

      (b) The Customer's gross negligence or willful misconduct or the breach of any representation or warranty of the Customer hereunder;

(c)   The reliance or use by the Transfer Agent of information, records and documents which (i) are received by the Transfer Agent and furnished to it by or on behalf of the Customer, and
               (ii) have been prepared and /or maintained by the Customer or any other person or firm on behalf of the Customer.
               Such other person or firm shall include any former transfer agent or former registrar, or co-transfer agent or co-registrar or any current registrar where the Transfer Agent is not the current registrar;
(d)     The reliance or use by the Transfer Agent of any paper or document reasonably believed to be genuine and to have been signed by the proper person or persons including Shareholders or electronic instruction from Shareholders submitted through the shareholder Internet Services or other electronic means pursuant to security procedures established by the Transfer Agent, provided Transfer Agent is not negligent in the implementation of such security procedures;



      (e) The reliance on, or the carrying out by the Transfer Agent of any instructions or requests of the Customer's representatives;

      (f) The offer or sale of Shares in violation of any federal or state securities laws requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or state agency with respect to the offer or sale of such Shares;

      (g) The negotiation, presentment, delivery or transfer of Shares through the Direct Registration System Profile System.

    10.3 Instructions. At any time the Transfer Agent may apply to any officer of the Customer. The Transfer Agent shall be protected and indemnified in acting upon any paper or document reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided the Transfer Agent by telephone, in person, machine readable input, telex, CRT data entry or similar means authorized by the Customer, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Customer. The Transfer Agent shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of officers of the Customer, and the proper countersignature of any former transfer agent or former registrar, or of a co-transfer agent or co-registrar.

    10.4 Transfer Agent Indemnification/Limitation of Liability. Transfer Agent shall be responsible for and shall indemnify and hold the Customer harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to Transfer Agent's refusal or failure to comply with the terms of this Agreement, or which arise out of Transfer Agent's negligence or willful misconduct or which arise out of the breach of any representation or warranty of Transfer Agent hereunder, for which Transfer Agent is not entitled to indemnification under this Agreement; provided, however, that Transfer Agent's aggregate liability during any term of this Agreement with respect to, arising from, or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Customer to Transfer Agent as fees and charges, but not including reimbursable expenses, under this Agreement.

     10.5 Notice. In order that the indemnification provisions contained in this Section shall apply, upon the assertion of a claim for which one party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The indemnifying party shall have the option to participate with the indemnified party in the defense of such claim or to defend against said claim in its own name or the name of the indemnified party. The indemnified party shall in no case confess any claim or make any compromise in any case in which the indemnifying party may be required to indemnify it except with the indemnifying party's prior written consent.

11. Damages.

     NO PARTY SHALL BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE WHATSOEVER, INCLUDING, BUT NOT LIMITED TO, LOSS OF ANTICIPATED PROFITS, OCCASIONED BY A BREACH OF ANY PROVISION OF THIS AGREEMENT EVEN IF APPRISED OF THE POSSIBILITY OF SUCH DAMAGES.

     12. Responsibilities of the Transfer Agent.

     The Transfer Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Customer, by its acceptance hereof, shall be bound:

     12.1 Whenever in the performance of its duties hereunder the Transfer Agent shall deem it necessary or desirable that any fact or matter be proved or established prior to taking or suffering any action hereunder, such fact or matter may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant treasurer, the Secretary or any Assistant Secretary of the Customer and delivered to the Transfer Agent. Such certificate shall be full authorization to the recipient for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     12.2 The Customer agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Transfer Agent for the carrying out, or performing by the Transfer Agent of the provisions of this Agreement.

     12.3 Transfer Agent, any of its affiliates or subsidiaries, and any stockholder, director, officer or employee of the Transfer Agent may buy, sell or deal in the securities of the Customer or become pecuniary interested in any transaction in which the Customer may be interested, or contract with or lend money to the Customer or otherwise act as fully and freely as though it were not appointed as agent under this Agreement. Nothing herein shall preclude the Transfer Agent from acting in any other capacity for the Customer or for any other legal entity.

     12.4 No provision of this Agreement shall require the Transfer Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it shall believe in good faith that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

     13. Covenants of the Customer and Transfer Agent.

    13.1 Customer Corporate Authority. The Customer shall furnish to the Transfer Agent the following:

     (a)  A copy of the Declaration of Trust and By-Laws of the Customer;

     (b) Copies of all material amendments to its Declaration of Trust or By-Laws made after the date of this Agreement, promptly after such amendments are made; and

     (c) A certificate of the Customer as to the Shares authorized, issued and outstanding, as well as a description of all reserves of unissued Shares relating to the exercise of options, warrants or a conversion of debentures or otherwise.

     13.2 Transfer Agent Facilities. The Transfer Agent hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Customer for the safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any, and for the preparation, use, and recordkeeping of such certificates, forms and devices.

     13.3 Records. The Transfer Agent shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. The Transfer Agent agrees that all such records prepared or maintained by it relating to the services performed hereunder are the property of the Customer and will be preserved, maintained and made available in accordance with the requirements of law, and will be surrendered promptly to the Customer on and in accordance with its request.

     13.4 Confidentiality. The Transfer Agent and the Customer agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law. Transfer Agent acknowledges that it will receive "nonpublic personal information," as such term is defined in Regulation S-P, 17 CFR ss. 248 (such information is referred to herein as "NPI") of Shareholders, and agrees that it shall use such information solely in furtherance of fulfilling its contractual obligations under this Agreement. Transfer Agent further agrees to use and redisclose such NPI only for the limited purpose of fulfilling its duties and obligations under the Agreement, for law enforcement and miscellaneous purposes as permitted in 17 CFR ss.ss. 248.15, or as permitted, required or otherwise authorized by other state or federal laws, rules or regulations, or in connection with joint marketing arrangements that Customer may establish with Transfer Agent in accordance with the limited exception set forth in 17 CFR ss.
248.13. Transfer Agent has implemented, and will continue to maintain for the term of the Agreement, policies and procedures reasonably designed to insure the security and confidentiality of records and NPI of Shareholders, subject to standards prevailing in the industry for such procedures.

     13.5 Non-Solicitation of Transfer Agent Employees. Customer shall not knowingly attempt to hire or assist with the hiring of an employee of Transfer Agent or encourage any employee to terminate their relationship with Transfer Agent.

     13.6 Notification. Customer shall notify Transfer Agent as soon as possible in advance of any stock split, stock dividend similar event which may affect the Shares, and any bankruptcy, insolvency, moratorium or other proceeding regarding Customer affecting the enforcement of creditors' rights. Notwithstanding any other provision of the Agreement to the contrary, Transfer Agent will have no obligation to perform any Services under the Agreement subsequent to the commencement of any bankruptcy, insolvency, moratorium or other proceeding regarding Customer affecting the enforcement of creditor' rights unless Transfer Agent receives assurance satisfactory to it that it will receive full payment for such services. Further, Customer may not assume the Agreement after the filing of a bankruptcy petition without transfer agents written consent.

     14. Data Access Service and Proprietary Information.

     14.1 Transfer Agent has developed a data access service that enables the Customer to access the Customer's shareholder records maintained on Transfer Agent's computer system through the Internet or remote access, as the case may be (the "Data Access Service"). The Customer wishes to use such Data Access Service subject to the terms and conditions set forth herein. Therefore, the Customer and Transfer Agent agree as follows:

     14.2 Access to Shareholder Data.

     The Service provided to the Customer pursuant to this Agreement shall include granting the Customer access to the Shareholder, Customer and proxy information ("Shareholder Data") maintained on the records database for the purpose of examining, maintaining, editing, or processing transactions with respect to Shareholder Data.

    14.3   Procedures for Access.

     To use the Data Access Service, the Customer must access through the Internet or remote terminal, as the case may be, pursuant to the procedures provided by Transfer Agent. Such access is accomplished by entering a unique Customer identification ("Customer ID(s)") and passwords ("Password(s)") assigned to the Customer by Transfer Agent. Each Customer ID and Password assigned to the Customer is for use only by the Customer. The Customer shall establish and maintain reasonable security and control over all such Customer IDs and Passwords. Transfer Agent shall maintain reasonable security and control over each Customer ID. After Transfer Agent assigns the Customer a Password, the Customer shall change the Password. The Customer recognizes that Transfer Agent does not have knowledge of the Password, which is selected by the Customer and is within the Customer's exclusive control after the necessary change. The Customer may change any Password thereafter at any time. Customer agrees to notify Transfer Agent immediately if any employee of Customer granted access to the Data Access Service leaves the employ of the Customer, in order to enable Transfer Agent to terminate such employee's access.

      14.4 Proprietary Information.

     The Customer acknowledges that the databases, computer programs, screen formats, report formats, interactive design techniques, and documentation manuals furnished to the Customer by the Transfer Agent as part of the Data Access Service to access Shareholder Data maintained by the Transfer Agent on data bases under the control and ownership of the Transfer Agent or other third party constitute copyrighted, trade secret, or other proprietary information (collectively, "Proprietary Information") of substantial value to the Transfer Agent or other third party. In no event shall Proprietary Information be deemed Shareholder Data. The Customer agrees to treat all Proprietary Information as proprietary to the Transfer Agent and further agrees that it shall not divulge any Proprietary Information to any person or organization except as may be provided hereunder. Without limiting the foregoing, the Customer agrees for itself and its employees and agents:

     (a) to refrain from copying or duplicating in any way the Proprietary Information, other than to print out pages reflecting Shareholder Data to provide to shareholders or for Customer's internal use;

     (b) to refrain from obtaining unauthorized access to any portion of the Proprietary Information, and if such access is inadvertently obtained, to inform Transfer Agent in a timely manner of such fact and dispose of such information in accordance with Transfer Agent's instructions;

     (c) to refrain from causing or allowing the Proprietary Information from being retransmitted to any other computer facility or other location, except with the prior written consent of Transfer Agent;

(d) that the Customer shall have access only to those authorized transactions agreed upon by the parties; and

     (e) to honor all reasonable written requests made by Transfer Agent to protect at Transfer Agent's expense the rights of Transfer Agent Proprietary Information at common law, under federal copyright law and under other federal or state law.

Each party shall take reasonable efforts to advise its employees of their obligations pursuant to this Section 14.

     14.5 Content. If the Customer notifies the Transfer Agent that any part of the Data Access Service does not operate in material compliance with the user documentation provided by the Transfer Agent for such service, the Transfer Agent shall endeavor in a timely manner to correct such failure. Organizations from which the Transfer Agent may obtain certain data included in the Services are solely responsible for the contents of such data and the Customer agrees to make no claim against the Transfer Agent arising out of the contents of such third party data, including, but not limited to, the accuracy thereof.

     14.6 Transactions. If the transactions available to the Customer include the ability to originate electronic instructions to the Transfer Agent in order to (i) effect the transfer or movement of Shares or direct EQI to transfer cash or (ii) transmit Shareholder information or other information, then in such event the Transfer Agent shall be entitled to rely on the validity and authenticity of such instructions without undertaking any further inquiry as long as such instructions are undertaken in conformity with security procedures established by the Transfer Agent from time to time.

15.  Confidentiality.

    15.1 Covenant. The Transfer Agent and the Customer agree that they will not, at any time during the term of this Agreement or after its termination, reveal, divulge, or make known to any person, firm, corporation or other business organization, any customers' lists, trade secrets, cost figures and projections, profit figures and projections, or any other secret or confidential information whatsoever, whether of the Transfer Agent or of the Customer, used or gained by the Transfer Agent or the Customer during performance under this Agreement. The Customer and the Transfer Agent further covenant and agree to retain all such knowledge and information acquired during and after the term of this Agreement respecting such lists, trade secrets, or any secret or confidential information whatsoever in trust for the sole benefit of the Transfer Agent or the Customer and their successors and assigns. The above prohibition of disclosure shall not apply to the extent that the Transfer Agent must disclose such data to its sub-contractor or agent for purposes of providing services under this Agreement.

    15.2 Request for Records. In the event that any requests or demands are made for the inspection of the Shareholder records of the Customer, other than request for records of Shareholders pursuant to standard subpoenas from state or federal government authorities (e.g., in divorce and criminal actions), the Transfer Agent will endeavor to notify the Customer and to secure instructions from an authorized officer of the Customer as to such inspection. The Transfer Agent expressly reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by counsel that it may be held liable for the failure to exhibit the Shareholder records to such person or if required by law or court order.

16.  Term and Termination.

                16.1 Term. The Initial Term of this Agreement shall be three (3) years from the date first stated above unless terminated pursuant to the provisions of this Section 16. Unless a terminating party gives written notice to the other party sixty (60) days before the expiration of the Initial Term this Agreement will renew automatically from year to year ("Renewal Term"). Sixty (60) days before the expiration of the Initial Term or a Renewal Term the parties to this Agreement will agree upon a Fee Schedule for the upcoming Renewal Term.
If no new fee schedule is agreed upon, the fees will increase as set forth in Section 7.2.

              16.2 Early Termination. Notwithstanding anything contained in this Agreement to the contrary, should Customer desire to move any of its Services provided by the Transfer Agent hereunder to a successor service provider prior to the expiration of the then current Initial or Renewal Term, or without the required notice period, the Transfer Agent shall make a good faith effort to facilitate the conversion on such prior date, however, there can be no guarantee that the Transfer Agent will be able to facilitate a conversion of Services on such prior date. In connection with the foregoing, should Services be converted to a successor service provider, or if the Customer is liquidated or its assets merged or purchased or the like with another entity which does not utilize the services of the Transfer Agent, Transfer Agent shall be entitled to receive all reasonable and demonstrable out-of-pocket expenses or costs associated with the conversion of the Services. Section 16.2 shall not apply if the Transfer Agent is terminated for cause under Section 16.4(a) of this Agreement.

              16.3 Expiration of Term. After the expiration of the Initial Term or Renewal Term whichever currently in effect, should either party exercise its right to terminate, all reasonable out-of-pocket expenses or costs associated with the movement of records and material will be borne by the Customer.

    16.4    Termination.

    This Agreement may be terminated in accordance with the following:

            (a) at any time by any party upon a material breach of a representation, covenant or term of this Agreement by any other unaffiliated party which is not cured within a period not to exceed thirty (30) days after the date of written notice thereof by one of the other parties; and

            (b) at any time by any party, in the event that during the term of this Agreement, a bankruptcy or insolvency proceeding is filed by or against any party or a trustee or receiver is appointed for any substantial part of any party's property (and in a case of involuntary bankruptcy, insolvency or receivership proceeding, there is entered an order for relief, or order appointing a receiver or some similar order or decree and the party does not succeed in having such order lifted or stayed within sixty (60) days from the date of its entry), or any party makes an assignment of all or substantially all of its property for the benefit of creditors or ceases to conduct its operations in the normal course or business.

    16.5 Records. Upon receipt of written notice of termination, the parties will use commercially practicable efforts to effect an orderly termination of this Agreement. Without limiting the foregoing, Transfer Agent will deliver promptly to Customer, in machine readable form on media as reasonably requested by Customer, all Shareholder and other records, files and data supplied to or compiled by Transfer Agent on behalf of Customer.

17.  Assignment.

    17.1 Affiliates. The Transfer Agent may, without further consent of the Customer assign its rights and obligations hereunto to any affiliated transfer agent registered under Section 17A(c)(2) of the Exchange Act.

    17.2 Sub-contractors. Transfer Agent may, without further consent on the part of Customer, subcontract with other subcontractors for telephone and mailing services as may be required from time to time; provided, however, that the Transfer Agent shall be as fully responsible to the Customer for the acts and omissions of any subcontractor as it is for its own acts and omissions.

18.  Unaffiliated Third Parties.

    Nothing herein shall impose any duty upon the Transfer Agent in connection with or make the Transfer Agent liable for the actions or omissions to act of unaffiliated third parties such as, by way of example and not limitation, airborne services, the U.S. mails and telecommunication companies, provided, if the Transfer Agent selected such company, the Transfer Agent shall have exercised due care in selecting the same.

19.   Miscellaneous.

    19.1   Notices.

    Any notice or communication by the Transfer Agent or the Customer to the other is duly given if in writing and delivered in person or mailed by first class mail, postage prepaid, telex, telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

                        If to the Customer:

                        Federated Investors, Inc.
                        1001 Liberty Avenue
                        Pittsburgh, PA 15222
                        Attn: General Counsel
                        (412) 288-1567

                        If to the Transfer Agent:
                        EquiServe Trust Company, N.A.
                        c/o EquiServe, Inc.
                                               150 Royall Street
                                               Canton, MA  02021
                                               Telecopy No.: (781) 575-4188
                        Attn:  General Counsel

            The Transfer Agent and the Customer may, by notice to the other, designate additional or different addresses for subsequent notices or communications.

   19.2     Successors.

    All the covenants and provisions of this agreement by or for the benefit of the Customer or the Transfer Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

   19.3     Amendments.

    This Agreement may be amended or modified by a written amendment executed by the parties hereto and, to the extent required, authorized or approved by a resolution of the Board of Directors of the Customer.

   19.4     Severability.

                                                                        If
any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provision, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

   19.5     Governing Law.

      This Agreement shall be governed by the laws of The Commonwealth of Massachusetts .

   19.6     Force Majeure.

   Notwithstanding anything to the contrary contained herein, Transfer Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

   19.7     Descriptive Headings.


Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

   19.8     Third Party Beneficiaries.


The provisions of this Agreement are intended to benefit only the Transfer Agent, the Customer and their respective permitted successors and assigns. No rights shall be granted to any other person by virtue of this agreement, and there are no third party beneficiaries hereof.

   19.9     Survival.

            All provisions regarding indemnification, warranty, liability and limits thereon, and confidentiality and protection of proprietary rights and trade secrets shall survive the termination of this Agreement.

       19.10      Priorities.

            In the event of any conflict, discrepancy, or ambiguity between the terms and conditions contained in this Agreement and any schedules or attachments hereto, the terms and conditions contained in this Agreement shall take precedence.

   19.11    Merger of Agreement.


This agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

   19.12    Counterparts.

            This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by one of its officers thereunto duly authorized, all as of the date first written above.

                         Federated Premier Municipal Income Fund
                         Federated Premier Intermediate Municipal Income Fund


                                                By:  /s/Richard J. Thomas
                                                Name:   Richard J. Thomas
                                                Title:  Senior Vice
President - Treasurer



EquiServe, Inc.                                 EquiServe Trust Company,
N.A.

By: /s/Dennis V. Moccia                         By:     Dennis V. Moccia
Name:  Dennis V. Moccia                         Name:   Dennis V. Moccia
Title: Managing Director                        Title:  Managing Director








                                            Exhibit (k)(iii) under Form N-2

              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
                _______________________________________________
                            AUCTION AGENCY AGREEMENT
                        dated as of [February 18], 2003
                                  Relating to
                        Auction Market Preferred Shares
                                    Series A
                                       of
              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
                 ______________________________________________
                     DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                as Auction Agent



      This Auction Agency Agreement (this "Agreement"), dated as of [February 18], 2003, is by and between FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND, a Delaware statutory trust (the "Trust") and Deutsche Bank Trust Company Americas, a New York banking corporation.

      The Trust proposes to issue an aggregate of 2,441 preferred shares, par value $0.01 per share, liquidation preference $25,000 per share, designated as Auction Market Preferred Shares, Series A (the "AMPS"), pursuant to the Statement (as defined below).

      The Trust desires that Deutsche Bank Trust Company Americas perform certain duties as agent in connection with each Auction (as defined below) (in such capacity, the "Auction Agent"), and as the transfer agent, registrar, dividend paying agent and redemption agent with respect to the AMPS (in such capacity, the "Paying Agent"), upon the terms and conditions of this Agreement, and the Trust hereby appoints Deutsche Bank Trust Company Americas as said Auction Agent and Paying Agent.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Trust and the Auction Agent agree as follows:

1.    Definitions and Rules of Construction.

1.1   Terms Defined By Reference to Statement.

      Capitalized terms not defined herein shall have the respective meanings specified in the Statement.

1.2   Terms Defined Herein.

      As used herein and in the Settlement Procedures, the following terms shall have the following meanings, unless the context otherwise requires:

(a)   "Agent   Member"  of  any  Person   shall  mean  the  member  of,  or
               participant in, the Securities Depository that will act on behalf of a Bidder.

(b)   "Agreement" shall mean this Agreement relating to the AMPS.

(c)   "AMPS" shall mean the  preferred  shares,  $0.01 par value per share, of the Trust designated as its "Auction Market Preferred Shares" and bearing such further designation as to series as the Trust shall specify.

(d)   "Auction" shall have the meaning specified in Section 2.1 hereof.

(e)   "Auction  Procedures" shall mean the auction procedures  constituting
               Part II of the form of Statement.

(f)   "Authorized  Officer"  of the  Auction  Agent  shall  mean  each Vice
               President, Assistant Vice President and Associate of the Auction Agent assigned to its Corporate Trust and Agency Services and every other officer or employee of the Auction Agent designated as an "Authorized Officer" for purposes hereof in a communication to the Trust.

(g)   "Broker-Dealer  Agreement"  shall  mean each  agreement  between  the
               Auction Agent and a Broker-Dealer substantially in the form attached hereto as Exhibit A.

(h)   "Settlement   Procedures"   shall  mean  the  Settlement   Procedures
               attached hereto as Exhibit B.

(i)   "Statement"  shall  mean the  Trust's  Statement  of  Preferences  of
               Auction  Market  Preferred   Shares,  as  the  same  may  be
               amended, supplemented or modified from time to time.

            (j) "Treasury Index Rate" shall mean a Treasury Bill Rate and/or a Treasury Note Rate, each as defined in the Statement.

                  (k) "Trust Officer" shall mean the Chairman, the President, each Vice President (whether or not designated by a number or word or words added before or after the title "Vice President"), the Secretary, the Treasurer, each Assistant Secretary and each Assistant Treasurer of the Trust and every other officer or employee of the Trust designated as a "Trust Officer" for purposes hereof in a notice to the Auction Agent.

1.3   Rules of Construction.

      Unless the context or use indicates another or different meaning or intent, the following rules shall apply to the construction of the
Agreement:

(a)   words  importing the singular  number shall include the plural number and vice versa.

(b)   the  captions  and  headings  herein are solely  for  convenience  of reference and shall not constitute a part of the Agreement nor shall they affect its meaning, construction or effect.

(c)   the words  "hereof",  "herein",  "hereto"  and other words of similar import refer to the Agreement as a whole.

(d)   to the extent that this Agreement  conflicts with the Statement,  the
               Statement shall control.

(e)   all  references  herein to a  particular  time of day shall be to New
               York City time.

2.    The Auction.

2.1   Purpose; Incorporation by Reference of Auction Procedures and
               Settlement Procedures.

(a)   The  Board  of  Trustees  of  the  Trust  has  adopted  a  resolution appointing Deutsche Bank Trust Company Americas as Auction Agent for purposes of the Auction Procedures. The Auction Agent hereby accepts such appointment and agrees that, on each Auction Date, it shall follow the procedures set forth in this Section 2 and the Auction Procedures for the purpose of determining the Applicable Rate for any Subsequent Rate Period of the AMPS for which the Applicable Rate is to be determined by auction. Each periodic operation of such procedures is hereinafter referred to as an "Auction."

(b)   All of the  provisions  contained in the Auction  Procedures  and the
               Settlement Procedures are incorporated herein by reference in their entirety and shall be deemed to be a part hereof to the same extent as if such provisions were fully set forth herein.

2.2   Preparation for Each Auction; Maintenance of Registry of Beneficial
               Owners.

(a)   Not later than seven  days  prior to the first  Auction  Date for the
               AMPS, the Trust shall provide the Auction Agent with a list of the Broker-Dealers. Not later than seven days prior to any Auction Date for the AMPS for which any change in such list of Broker-Dealers is to be effective, the Trust will notify the Auction Agent in writing of such change and, if any such change involves the addition of a Broker-Dealer to such list, shall cause to be delivered to the Auction Agent for execution by the Auction Agent a Broker-Dealer Agreement signed by such Broker-Dealer; provided, however, that if the Trust proposes to designate any Special Rate Period of AMPS pursuant to Section 4 of Part I of the
               Statement, not later than 11:00 A.M. on the Business Day next preceding the Auction Date next preceding the first day of such Rate Period or by such later time or date, or both, as may be agreed to by the Auction Agent, the Trust shall provide the Auction Agent with a list of the Broker-Dealers for such series and a manually signed copy of each Broker-Dealer Agreement with each Broker-Dealer for such series. The Auction Agent shall have entered into a Broker-Dealer Agreement with each Broker-Dealer prior to the participation of any such Broker-Dealer in any Auction.

(b)   In the event  that any  Auction  Date for the AMPS  shall be  changed after the Auction Agent shall have given the notice referred to in paragraph (a) of the Settlement Procedures, or after the notice referred to in Section 2.3 hereof, if applicable, the Auction Agent, by such means as the Auction Agent deems practicable, shall give notice of such change to the Broker-Dealers for such series not later than the earlier of 9:15 A.M. on the new Auction Date or 9:15 A.M. on the old Auction Date.

(c)   (i)      The  Auction   Agent  shall   maintain  a  registry  of  the
               beneficial owners of the AMPS who shall constitute  Existing
               Holders  of AMPS  for  purposes  of  Auctions.  The  Auction
               Agent shall indicate  thereon the identity of the respective
               Broker-Dealer  of each Existing  Holder on whose behalf such
               Broker-Dealer   submitted  the  most  recent  Order  in  any
               Auction which resulted in such Existing Holder continuing to hold or purchasing AMPS of such series. The Auction
               Agent shall keep such registry current and accurate based on the information provided to it from time to time by the Broker-Dealer. The Trust shall provide or cause to be provided to the Auction Agent at or prior to the Date of Original Issue of the AMPS a list of the initial Existing
               Holders of the shares of AMPS, the number of shares purchased by each such Existing Holder and the respective
               Broker-Dealer of each such Existing Holder or the affiliate thereof through which each such Existing Holder purchased such shares. The Auction Agent may rely upon, as conclusive evidence of the identities of the Existing Holders of AMPS of any series (A) such list, (B) the results of Auctions,
               (C) notices from any Broker-Dealer as described in the first sentence of Section 2.2(c)(iii) hereof and (D) the results of any procedures approved by the Trust that have been devised for the purpose of determining the identities of Existing Holders in situations where AMPS may have been transferred without compliance with any restriction on the transfer thereof set forth in the Auction Procedures.

(ii)  In the event of any partial  redemption  of AMPS,  the Auction  Agent shall, at least two Business Days prior to the next Auction for such series, request each Broker-Dealer to provide the Auction Agent with a list of Persons whom such Broker-Dealer believes are Existing Holders after giving effect to such redemption based upon inquiries of the Persons reflected in such Broker-Dealer's records as Beneficial Owners as a result of the most recent Auction and with respect to each such Person, the number of AMPS such Broker-Dealer believes are owned by such Person after giving effect to such redemption. In the absence of receiving any such information from any Broker-Dealer, the Auction Agent may continue to treat the Persons listed in its registry of Existing Holders as the beneficial owner of the number of AMPS shown in such registry.

(iii) The  Auction  Agent  shall be required to register a transfer of AMPS from an Existing Holder of such AMPS only if such transfer is to another Existing Holder, or other Person if permitted by the Trust, and only if such transfer is made (A) pursuant to an Auction, (B) if the Auction Agent has been notified in writing (I) in a notice substantially in the form of Exhibit B to the Broker-Dealer Agreements by a Broker-Dealer of such transfer or (II) in a notice substantially in the form of Exhibit C to the Broker-Dealer Agreements by the Broker-Dealer of any Existing Holder, or other Person if permitted by the Trust, that purchased or sold such AMPS in an Auction of the failure of such AMPS to be transferred as a result of such Auction or (C) pursuant to procedures approved by both the Trust and the Auction Agent that have been devised for the purpose of determining the identities of Existing Holders in situations where AMPS may have been transferred without compliance with any restriction on the transfer thereof set forth in the Auction Procedures. The Auction Agent is not required to accept any notice described in clause (B) of the preceding sentence for an Auction unless the Auction Agent receives it by 3:30 P.M. on the Business Day preceding such Auction. The Auction Agent shall rescind a transfer made on the registry of the Existing Holders of any AMPS if the Auction Agent has been notified in writing by the Broker Dealer of any Person that (i) purchased any AMPS and the seller failed to deliver such shares or (ii) sold any AMPS and the purchaser failed to make payment to such Person upon delivery to the purchaser of such shares.

(d)   The Auction Agent may, but shall have no obligation  to,  request the
               Broker-Dealers, as set forth in the Broker-Dealer Agreements, to provide the Auction Agent with a list of Persons who such Broker-Dealer believes are Existing Holders based upon inquiries of those Persons such Broker-Dealer's records indicate are Beneficial Owners as a result of the most recent Auction and with respect to each such Person, the number of shares of AMPS such Broker-Dealer believes to be owned by such Person. The Auction Agent shall keep confidential such registry of Existing Holders and shall not disclose the identities of the Existing Holders of such AMPS to any Person other than the Trust and the Broker-Dealer that provided such information; provided, however, that the Auction Agent reserves the right and is authorized to disclose any such information if (a) it is ordered to do so by a court of competent jurisdiction or a regulatory body, judicial or quasi-judicial agency or authority having the authority to compel such disclosure, (b) it is advised by its counsel that its failure to do so would be unlawful or (c) failure to do so would expose the Auction Agent to loss, liability, claim, damage or expense for which it has not received indemnity or security satisfactory to it.

2.3   Auction Schedule.

      The Auction Agent shall conduct Auctions in accordance with the schedule set forth below. Such schedule may be changed by the Auction
Agent with the consent of the Trust, which consent shall not be unreasonably withheld. The Auction Agent shall give written notice of any such change to each Broker-Dealer. Such notice shall be given prior to the close of business on the Business Day next preceding the first Auction Date on which any such change shall be effective.

Time                             Event
By 9:30 A.M.                     Auction Agent advises the Trust and
                                 Broker-Dealers of the applicable Maximum Rate
                                 and the Reference Rate(s) and Treasury Note
                                 Rate(s), as the case may be, used in
                                 determining such Maximum Rate as set forth in
                                 Section 2.7 hereof.
9:30 A.M. - 1:30 P.M.            Auction Agent assembles information
                                 communicated to it by Broker-Dealers as
                                 provided in Section 1(a) of the Auction
                                 Procedures. Submission Deadline is 1:30 P.M.
Not earlier than 1:30 P.M.       Auction Agent makes determinations pursuant to
                                 Section 3(a) of the Auction Procedures.
By approximately 3:30 P.M.       Auction Agent advises Trust of results of
                                 Auction as provided in Section 3(b) of the Auction Procedures.
                                 Submitted Bids and Submitted Sell Orders are accepted and rejected and AMPS allocated as provided in Section 4 of the Auction
                                 Procedures. Auction Agent gives notice of Auction results as set forth Section 2.4 hereof.
The Auction Agent shall follow the notification procedures set forth in paragraph (a) of the Settlement Procedures.

2.4   Notice of Auction Results.

      The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Rate Period for the related AMPS by telephone or through its Auction Processing System as set forth in paragraph (a) of the Settlement Procedures.

2.5   Broker-Dealers.

(a)   Not later  than 12:00 Noon on each  Auction  Date of AMPS,  the Trust shall pay to the Auction Agent an amount in cash equal to the aggregate fees payable to the Broker-Dealers for the AMPS pursuant to Section 2.6 of the Broker-Dealer Agreements for the AMPS. The Auction Agent shall apply such moneys as set forth in Section 2.6 of each such Broker-Dealer Agreement.

(b)   The Trust  shall  obtain the  consent of the  Auction  Agent prior to selecting any Person to act as a Broker-Dealer, which consent shall not be unreasonably withheld. The Trust may designate an Affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated to act as a Broker-Dealer.

(c)   The Auction Agent shall terminate any Broker-Dealer  Agreement as set forth therein if so directed by the Trust, provided that at least one Broker-Dealer Agreement would be in effect for the AMPS after such termination.

(d)   Subject to the Auction  Agent's having  consented to the selection of the relevant Broker-Dealer pursuant to Section 2.5(b) hereof, the Auction Agent shall from time to time enter into such Broker-Dealer Agreements with one or more Broker-Dealers as the Trust shall request.

2.6   Special Rate Periods.

      The provisions contained in Section 4 of Part I of the Statement concerning Special Rate Periods and the notification of a Special Rate Period will be followed by the Trust and, to the extent applicable, the Auction Agent, and the provisions contained therein are incorporated herein by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions were set forth fully herein.

2.7   Determination of Maximum Rate.

(a)   (i)      On each Auction Date, the Auction Agent shall  determine the
               Maximum Rate.  If any "AA"  Financial  Composite  Commercial
               Paper Rate,  Treasury  Note Rate or Reference  Rate,  as the
               case  may  be,  is  not  quoted  on  an   interest  or  bond
               equivalent, as the case may be, basis, the Auction Agent shall convert the quoted rate to the interest or bond equivalent thereof as set forth in the definition of such rate in the Statement if the rate obtained by the Auction
               Agent is quoted on a discount basis, or if such rate is quoted on a basis other than an interest or bond equivalent or discount basis the Auction Agent shall convert the quoted rate to an interest or bond equivalent rate after consultation with the Fund as to the method of such conversion.

(ii)  If any "AA" Financial Composite  Commercial Paper Rate is to be based on rates supplied by Commercial Paper Dealers and one or more of the Commercial Paper Dealers shall not provide a quotation for the determination of such "AA" Financial
               Composite Commercial Paper Rate, the Auction Agent shall immediately notify the Trust so that the Trust can determine whether to select a Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers to provide the quotation or quotations not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers. The Trust shall promptly advise the Auction Agent of any such selection.

(iii) If any Treasury  Index Rate is to be based on rates  supplied by U.S.
               Government Securities Dealers and one or more of the U.S. Government Securities Dealers shall not provide a quotation for the determination of such Treasury Index Rate, the Auction Agent shall immediately notify the Trust so that the Trust can determine whether to select a Substitute U.S. Government Securities Dealer or Substitute U.S. Government
               Securities Dealers to provide the quotation or quotations not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers. The Trust shall promptly advise the Auction Agent of any such selection.

2.8   Ownership of Shares of AMPS.

      The Trust shall notify the Auction Agent if the Trust or any affiliate of the Trust acquires any AMPS. Neither the Trust nor any affiliate of the Trust shall submit any Order in any Auction for AMPS, except as set forth in the next sentence. Any Broker-Dealer that is an affiliate of the Trust may submit Orders in Auctions, but only if such Orders are not for its own account. For purposes of this Section 2.8, a Broker-Dealer shall not be deemed to be an affiliate of the Trust solely because one or more of the directors or executive officers of such Broker-Dealer or of any Person controlled by, in control of or under common control with such Broker-Dealer is also a director of the Trust.
The Auction Agent shall have no duty or liability with respect to enforcement of this Section 2.8.

2.9   Access to and Maintenance of Auction Records.

      The Auction Agent shall afford to the Trust, its agents, independent public accountants and counsel and the Broker-Dealers, access at reasonable times during normal business hours to review and make extracts or copies of all books, records, documents and other information concerning the conduct and results of Auctions (at no cost to the Auction Agent), provided that any such agent, accountant, counsel or Broker-Dealer shall furnish the Auction Agent with a letter from the Trust requesting that the Auction Agent afford such person access. The Auction Agent shall maintain records relating to any Auction for a period of six years after such Auction, and such records shall, in reasonable detail, accurately and fairly reflect the actions taken by the Auction Agent hereunder.

3.    The Auction Agent as Dividend and Redemption Price Disbursing Agent.

      The Auction Agent, as dividend and redemption price disbursing agent, shall pay to the Holders of AMPS (i) on each Dividend Payment Date for the AMPS, dividends on the AMPS, (ii) on any date fixed for redemption of AMPS, the Redemption Price of any shares called for redemption and
(iii) any Late Charge related to any payment of dividends or Redemption Price, in each case after receipt of the necessary funds from the Trust with which to pay such dividends, Redemption Price or Late Charge. The amount of dividends for any Rate Period for the AMPS to be paid by the Auction Agent to the Holders of such shares will be determined by the Trust as set forth in Section 2 of Part I of the Statement with respect to the AMPS. The Redemption Price of any shares to be paid by the Auction Agent to the Holders will be determined by the Trust as set forth in
Section 11 of Part I of the Statement with respect to the AMPS. The Trust shall notify the Auction Agent in writing of a decision to redeem shares of AMPS at least five days prior to the date a notice of redemption is required to be mailed to the Holders of the shares to be redeemed by paragraph (c) of Section 11 of Part I of the Statement. Such notice by the Trust to the Auction Agent shall contain the information required by paragraph (c) of Section 11 of Part I of the Statement to be stated in the notice of redemption required to be mailed by the Trust to such Holders.

4.    The Auction Agent as Transfer Agent and Registrar.

4.1   Issue of Stock or Shares Certificates.

      Upon the Date of Original Issue of AMPS, one or more certificates representing all of the shares issued on such date shall be issued by the Trust and, at the request of the Trust, registered in the name of Cede & Co. and countersigned by the Auction Agent.

4.2   Registration of Transfer of Shares.

      Prior to the commencement of a Voting Period, shares of AMPS shall be registered solely in the name of the Securities Depository or its nominee.

4.3   Removal of Legend on Restricted Shares.

      All requests for removal of legends on AMPS indicating restrictions on transfer shall be accompanied by an opinion of counsel stating that such legends may be removed and such shares freely transferred, such opinion to be delivered under cover of a letter from a Trust Officer authorizing the Auction Agent to remove the legend on the basis of said opinion.

4.4   Lost Stock or Share Certificates.

      The Auction Agent shall issue and register replacement certificates for certificates represented to have been lost, stolen or destroyed upon the fulfillment of such requirements as shall be deemed appropriate by the Trust and the Auction Agent, subject at all times to provisions of law, the Declaration and By-Laws of the Trust governing such matters and resolutions adopted by the Trust with respect to lost securities. The Auction Agent may issue new certificates in exchange for and upon the cancellation of mutilated certificates. Any request by the Trust to the Auction Agent to issue a replacement or new certificate pursuant to this
Section 4.4 shall be deemed to be a representation and warranty by the Trust to the Auction Agent that such issuance will comply with such provisions of law and the By-Laws and resolutions of the Trust.

4.5   Disposition of Cancelled Certificates; Record Retention.

      The Auction Agent shall retain all stock or share certificates which have been cancelled in transfer or exchange and all accompanying documentation in accordance with applicable rules and regulations of the Securities and Exchange Commission for six calendar years. The Trust shall also undertake to furnish to the Securities and Exchange Commission and to the Board of Governors of the Federal Reserve System, upon demand, at either the principal office or at any regional office, complete, correct and current hard copies of any and all such records. The Auction Agent, upon written request from the Trust, shall afford to the Trust, its agent and counsel access at reasonable times during normal business hours to review and make extracts or copies of such certificates and accompanying documentation. Upon the expiration of this six year period, the Auction Agent shall deliver to the Trust the canceled certificates and accompanying documentation.

4.6   Stock or Record Books.

      For so long as the Auction Agent is acting as the transfer agent for the AMPS pursuant to the Agreement, it shall maintain a stock or record book containing a list of the Holders of the AMPS. In case of any request or demand for the inspection of the stock or record books of the Trust or any other books in the possession of the Auction Agent, the Auction Agent will notify the Trust and secure instructions as to permitting or refusing such inspection. The Auction Agent reserves the right, however, to exhibit the stock or record books or other books to any Person if (a) it is ordered to do so by a court of competent jurisdiction or a regulatory body, judicial or quasi-judicial agency or authority having the authority to compel such disclosure, (b) it is advised by its counsel that its failure to do so would be unlawful or (c) failure to do so would expose the Auction Agent to loss, liability, claim, damage or expense for which it has not received indemnity or security satisfactory to it.

4.7   Return of Funds.

      Any funds deposited with the Auction Agent hereunder by the Trust for any reason, including but not limited to redemption of AMPS, that remain unpaid after sixty days shall be repaid to the Trust upon the written request of the Trust.

5.    Representations and Warranties.

5.1   Representations and Warranties of the Trust.

      The Trust represents and warrants to the Auction Agent that:

(a)   the Trust is duly  organized  and  existing  statutory  trust in good standing under the laws of the State of its organization and has full trust power or all requisite power to execute and deliver the Agreement and to authorize, create and issue the AMPS, and the AMPS when issued, will be duly authorized, validly issued, fully paid and nonassessable;

(b)   the  Agreement  has been duly and validly  authorized,  executed  and delivered by the Trust and constitutes the legal, valid and binding obligation of the Trust enforceable against the Auction Agent in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

(c)   the form of the  certificate  evidencing  the AMPS  complies  or will comply with all applicable laws of the State of its organization;

(d)   when  issued,  the AMPS  will have  been  duly  registered  under the
               Securities Act of 1933, as amended, and no further action by or before any governmental body or authority of the United States or of any state thereof is required of the Trust in connection with the execution and delivery of the Agreement or will have been required of the Trust in connection with the issuance of AMPS;

(e)   the  execution  and  delivery of the  Agreement  and the issuance and delivery of the AMPS do not and will not conflict with, violate or result in a breach of, the terms, conditions or provisions of, or constitute a default under, the
               Declaration or the By-Laws of the Trust, any law or regulation, any order or decree of any court or public authority having jurisdiction, or any mortgage, indenture, contract, agreement or undertaking to which the Trust is a party or by which it is bound the effect of which conflict, violation, default or breach would be material to the Trust; and

(f)   no taxes are  payable  upon or in  respect  of the  execution  of the
               Agreement or the issuance of the AMPS.

5.2   Representations and Warranties of the Auction Agent.

      The Auction Agent represents and warrants to the Trust that:

(i)   the  Auction  Agent is duly  organized  and is validly  existing as a banking corporation in good standing under the laws of New York and has the corporate power to enter into and perform its obligations under this Agreement; and

(ii)  this  Agreement  has been duly and validly  authorized,  executed and delivered by the Auction Agent and constitutes the legal, valid and binding obligation of the Auction Agent, enforceable against the Auction Agent in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles.

6.    The Auction Agent.

6.1   Duties and Responsibilities.

(a)   The Auction Agent is acting  solely as agent for the Trust  hereunder and owes no fiduciary duties to any Person, other than the Trust, by reason of the Agreement.

(b)   The Auction  Agent  undertakes  to perform  such duties and only such duties as are specifically set forth in the Agreement (including the Auction and Settlement Procedures incorporated herein), and no implied covenants or obligations shall be read into the Agreement against the Auction Agent.

(c)   In the absence of bad faith or  negligence  on its part,  the Auction
               Agent shall not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under the Agreement. The Auction Agent shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts.

6.2   Rights of the Auction Agent.

(a)   The Auction  Agent may  conclusively  rely and shall be  protected in acting or refraining from acting in reliance upon any communication authorized hereby and upon any written instruction, notice, request, direction, consent, report, certificate, share certificate or other instrument, paper or document believed in good faith by it to be genuine. The Auction Agent shall not be liable for acting in reliance upon any telephone communication authorized hereby which the Auction Agent believes in good faith to have been given by the Trust or by a Broker-Dealer. The Auction Agent may record telephone communications with the Trust or with the Broker-Dealers or both.

(b)   The  Auction  Agent may  consult  with  counsel of its choice and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(c)   The Auction  Agent  shall not be required to advance,  expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

(d)   The  Auction  Agent may perform  its duties and  exercise  its rights hereunder  either  directly  or  by  or  through  agents  or attorneys and shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

(e)   The Auction Agent shall not be  responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, it being understood that the Auction Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

6.3   Compensation, Expenses and Indemnification.

(a)   The Trust shall pay the Auction  Agent an annual fee as  compensation for all services rendered by it under the Agreement and the Broker-Dealer Agreements as the Trust and the Auction Agent have agreed to from time to time.

(b)   The Trust shall  reimburse the Auction Agent upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Auction Agent in accordance with any provision of the Agreement and the Broker-Dealer Agreements (including the reasonable compensation and the reasonable expenses and disbursements of its agents (unless such agent is providing a service for which the Auction Agent is already being compensated by the Trust) and counsel), except any expense or disbursement attributable to its negligence or bad faith. In no event shall the Auction Agent be responsible or liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit), even if the Auction Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(c)   The Trust shall  indemnify the Auction Agent for and hold it harmless against any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with its agency under the Agreement and the Broker-Dealer Agreements, including the costs and expenses of defending itself against any such claim or liability in connection with its exercise or performance of any of its duties hereunder and thereunder.

6.4   Auction Agent's Disclaimer.

      The Auction Agent makes no representation as to the validity or adequacy of the Agreement, the Broker-Dealer Agreements or the AMPS except that the Auction Agent hereby represents that the Agreement has been duly authorized, executed and delivered by the Auction Agent and constitutes a legal and binding obligation of the Auction Agent.

7.    Miscellaneous.

7.1   Term of Agreement.

(a)   The term of the Agreement is unlimited  unless it shall be terminated as provided in this Section 7.1. The Trust may terminate the Agreement at any time by so notifying the Auction Agent, provided that the Trust has entered into an agreement with a successor Auction Agent. The Auction Agent may terminate the Agreement upon written notice to the Trust on the date specified in such notice, which date shall be no earlier than 45 days after the date of delivery of such notice.

(b)   Except as otherwise  provided in this  paragraph  (b), the respective rights and duties of the Trust and the Auction Agent under the Agreement shall cease upon termination of the Agreement. The representations, warranties, covenants and obligations under Sections 5 and 6.3 hereof shall survive the termination of the Agreement. Upon termination of the Agreement, the Auction Agent shall, at the Trust's request, promptly deliver to the Trust copies of all books and records maintained by it with respect to AMPS in connection with its duties hereunder and to any successor Auction Agent any funds then held by the Auction Agent for the benefit of the Holders of AMPS or the Trust.

7.2   Communications.

      Except for (i) communications authorized to be by telephone pursuant to the Agreement or the Auction Procedures and (ii) communications in connection with Auctions (other than those expressly required to be in writing), all notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar writing) and shall be given to such party, addressed to it, at its address or telecopy number set forth below:

If to the Trust:        Federated Premier Intermediate Municipal Income Fund
                        c/o Beverly Pirker
                        Federated Investors, Inc.
                        Federated Investors Tower
                        1001 Liberty Avenue
                        Pittsburgh, PA 15222-3779
                        Facsimile No: (412) 288-6788
                        Telephone No: (412) 288-1770

with a copy to:         Stephen A. Keen, General Counsel
                        Federated Investors, Inc.
                        Federated Investors Tower
                        1001 Liberty Avenue
                        Pittsburgh, PA 15222-3779
                        Facsimile No: (412) 288-3939
                        Telephone No: (412) 288-1567

If to the Auction Agent:      Deutsche Bank Trust Company Americas
                        Corporate Trust & Agency Services
                        280 Park Avenue, 9th Floor
                        New York, NY 10017
                        Attention: Auction Rate Securities
                        Facsimile No.: (212) 454-2030
                        Telephone No.:  (212) 454-4042

      Each such notice, request or communication shall be effective when delivered at the address specified herein. Communications shall be given on behalf of the Trust by a Trust Officer and on behalf of the Auction Agent by telephone (confirmed by telecopy or in writing) by an Authorized Officer.

7.3   Entire Agreement.

      The Agreement (including the Auction and Settlement Procedures incorporated herein) contains the entire agreement between the parties relating to, and superseding any prior agreement between the parties relating to, the subject matter hereof, and there are no other representations, endorsements, promises, agreements or understandings, oral, written or implied, between the parties relating to the subject matter hereof except for agreements relating to the compensation of the Auction Agent.

7.4   Benefits.

      Nothing herein, express or implied, shall give to any Person, other than the Trust, the Auction Agent and their respective successors and assigns, any benefit of any legal or equitable right, remedy or claim hereunder.

7.5   Amendment; Waiver.

(a)   The  Agreement  shall  not be  deemed or  construed  to be  modified, amended, rescinded, cancelled or waived, in whole or in part, except by a written instrument signed by a duly authorized representative of the party to be charged.

(b)   Failure  of  either  party  hereto  to  exercise  any right or remedy hereunder in the event of a breach hereof by the other party shall not constitute a waiver of any such right or remedy with respect to any subsequent breach.

7.6   Successors and Assigns.

      The Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors and assigns of each of the Trust and the Auction Agent. The Auction Agent may not assign this Agreement, whether by merger or otherwise, without the prior written consent of the Trust.

7.7   Severability.

      If any clause, provision or section hereof shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

7.8   Disclosure of Information.

      The Auction Agent agrees that it will not disclose or use any "non-public personal information" about the Fund's shareholders other than such uses or disclosures as are permitted by Regulation S-P under Section 504 of the Gramm-Leach Biley Act ("Regulation S-P"). "Nonpublic personal information" about a shareholder shall mean: (i) personally identifiable financial information; (ii) any list, description, or other grouping of consumers that is derived from using any personally identifiable information that is not publicly available; and (iii) any other information that a Customer or the Transfer Agent is prohibited from using or disclosing pursuant to Regulation S-P.

7.9   Governing Law.

      The Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Trust and the Auction Agent in accordance with its terms.

                           FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND



                              By:
                                 Name
                                 Title

                              DEUTSCHE BANK TRUST COMPANY AMERICAS



                              By:
                                 Name
                                 Title



FORM OF BROKER-DEALER AGREEMENT

                                                                  EXHIBIT B


SETTLEMENT PROCEDURES
      The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix constitutes a representation by the Trust that in each Auction each party referred to herein will actually perform the procedures described herein to be performed by such party.

      (a) On each Auction Date, the Auction Agent shall notify by telephone the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an order on behalf of any Existing Holder or Potential Holder of:

      (i)   the Applicable Rate fixed for the next succeeding Rate Period;
      (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;
      (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or Sell Order on behalf of an Existing Holder, the number of shares, if any, of AMPs to be sold by such Existing Holder;
      (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Holder, the number of shares, if any, of AMPs to be purchased by such Potential Holder;
      (v) if the aggregate number of AMPs to be sold by all Existing Holders on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of AMPs to be purchased by all Potential Holders on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of AMPs and the number of such shares to be purchased from one or more Existing Holders on whose behalf such Broker-Dealer acted by one or more Potential Holders on whose behalf each of such Buyer's Broker-Dealers acted;
      (vi) if the aggregate number of AMPs to be purchased by all Potential Holders on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of AMPs to be sold by all Existing Holders on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker Dealers ( and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of AMPs and the number of such shares to be sold to one or more Potential Holders on whose behalf such Broker-Dealer acted by one or more Existing Holders on whose behalf each of such Seller's Broker-Dealers acted; and
      (vii) the Auction Date of the next succeeding Auction with respect to the AMPs.
      (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Holder or Potential Holder shall:

      (i)   in the case of a Broker-Dealer that is a Buyer's
Broker-Dealer, instruct each Potential Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Holder's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of AMPs to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Holder of the Applicable Rate for the next succeeding Rate Period;
      (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Existing Holder on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, to instruct such Existing Holder's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of AMPs to be sold pursuant to such Order against payment therefor and advise any such Existing Holder that will continue to hold AMPs of the Applicable Rate for the next succeeding Rate Period;
      (iii) advise each Existing Holder on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Rate Period;
      (iv) advise each Existing Holder on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and
      (v) advise each Potential Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.
      (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Holder or an Existing Holder shall, in such manner and at such time or times as in its sole discretion it may determine, allocated any funds received by it pursuant to (b)(i) above and any AMPs received by it pursuant to (b)(ii) above among the Potential Holders, if any, on whose behalf such Broker-Dealer submitted Bids, the Existing Holders, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

      (d)   On each Auction Date:

      (i) each Potential Holder and Existing Holder shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;
      (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Existing Holder delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and
      (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a) (vi) above the amount necessary to purchase the shares to be purchased pursuant to (b) (i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.
      (e)   On the Business Day after the Auction Date:

      (i) each Bidder's Agent Member referred to in (d) (i) above shall instruct the Securities Depository to execute the transactions described under (b) (i) or (ii) above, and the Securities Depository shall execute such transactions;
      (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)
(ii) above, and the Securities Depository shall execute such transactions;
and
      (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)
(iii) above, and the Securities Depository shall execute such transactions.
      (f) If an Existing Holder selling AMPs in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Holder on behalf of which it submitted a Bid that was accepted a number of whole AMPs that is less than the number of shares that otherwise was to be purchased by such Potential Holder. In such event, the number of AMPs to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction
Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements.














                                             Exhibit (k)(iv) under Form N-2

================================================================================


                            BROKER-DEALER AGREEMENT

                                     Among

                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                                as Auction Agent

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                as Broker-Dealer

                        Dated as of [February 18], 2003


                                  Relating to

                        AUCTION MARKET PREFERRED SHARES
                                    SERIES A
                                       of
              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
================================================================================

            This BROKER-DEALER AGREEMENT dated as of [February 18], 2003 (this "Agreement"), among (i) Deutsche Bank Trust Company Americas, a New York banking corporation, as auction agent (the "Auction Agent") (not in its individual capacity but solely as agent of FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND, a Delaware statutory trust (the "Trust")) pursuant to authority granted to it in the Auction Agency Agreement and (ii) Merrill Lynch, Pierce, Fenner & Smith Incorporated, as broker-dealer (together with its successors and assigns as such hereinafter referred to as "BD").

      The Trust intends to issue one series of Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share, designated Series A (the "AMPS"). The AMPS shall be issued in book-entry form through the facilities of the Securities Depository.
References to "Shares of AMPS" or "AMPS" in this Agreement shall refer only to the beneficial interests in the AMPS unless the context otherwise requires.

      The Auction Procedures require the participation of a Broker-Dealer.

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Auction Agent, the Trust and BD agree as follows:

8.    Definitions and Rules of Construction

8.1   Terms Defined by Statement of Preferences.  Capitalized terms not defined herein shall have the respective meanings specified in the Statement.

8.2   Terms Defined Herein.  As used herein and in the Settlement
               Procedures, the following terms shall have the following meanings, unless the context otherwise requires:

(a)   "Agent   Member"  of  any  Person   shall  mean  the  member  of,  or
               participant in, the Securities Depository that will act on behalf of a Bidder.

(b)   "Agreement"  with  respect to the Trust shall mean this  Agreement as may be amended in writing with written consent of the Trust.

(c)   "AMPS" shall mean the  preferred  shares,  $0.01 par value per share, of the Trust designated as its "Auction Market Preferred Shares" and bearing such further designation as to series as the Trust shall specify.

(d)   "Auction" shall have the meaning specified in Section 2.1 hereof.

(e)   "Auction Agency  Agreement"  shall mean the Auction Agency  Agreement dated as of [February 18], 2003 between the Auction Agent and the Trust.

(f)   "Auction  Procedures" shall mean the auction procedures  constituting
               Part II of the Statement.

(g)   "BD  Officer"  shall  mean the  Chairman,  the  President,  each Vice
               President (whether or not designated by a number or word or words added before or after the title "Vice President"), the Secretary, the Treasurer, each Assistant Vice President, each Assistant Secretary and each Assistant Treasurer of the Trust and every other officer or employee of BD designated as a "BD Officer" for purposes hereof in a notice to the Auction Agent.

(h)   "Authorized  Officer"  of the  Auction  Agent  shall mean each Senior
               Vice President, Vice President, Assistant Vice President and Associate of the Auction Agent assigned to its Corporate Trust and Agency Services and every other officer or employee of the Auction Agent designated as an "Authorized Officer" for purposes hereof in a communication to the Trust.

(i)   "Settlement   Procedures"   shall  mean  the  Settlement   Procedures
               attached to the Auction Agency Agreement as Exhibit B.

(j)   "Statement"  shall  mean the  Trust's  Statement  of  Preferences  of
               Auction  Market  Preferred   Shares,  as  the  same  may  be
               amended, supplemented or modified from time to time.

(k)   "Trust  Officer" shall mean the Chairman,  the  President,  each Vice
               President (whether or not designated by a number or word or words added before or after the title "Vice President"), the Secretary, the Treasurer, each Assistant Secretary and each Assistant Treasurer of the Trust and every other officer or employee of the Trust designated as a "Trust Officer" for purposes hereof in a notice to the Auction Agent.

8.3   Rules of Construction.  Unless the context or use indicates another or different meaning or intent, the following rules shall apply to the construction of this Agreement:

(a)   Words  importing the singular  number shall include the plural number and vice versa.

(b)   The  captions  and  headings  herein are solely  for  convenience  of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

(c)   The words  "hereof,"  "herein,"  "hereto"  and other words of similar import refer to this Agreement as a whole.

(d)   All  references  herein to a  particular  time of day shall be to New
               York City time.

(e)   This  Agreement  shall apply  separately but equally to all series of
               AMPS that may be issued. Section 1 and 2 hereof shall be read in conjunction with the Statement and in the event of any conflict with the Statement, the Statement shall take precedence.

8.4   Warranties of BD.  BD hereby represents and warrants that this
               Broker-Dealer Agreement has been duly authorized, executed and delivered by BD and that, assuming the due authorization, execution and delivery hereof by the Auction Agent, this Broker-Dealer Agreement constitutes a valid and binding agreement of BD, enforceable against it in accordance with its terms. BD's representations and warranties in this Section 1.4 shall survive the termination of this Agreement.

9.    The Auctions.

9.1   Purpose; Incorporation by Reference of Auction Procedures and
               Settlement Procedures.

(a)   On each Auction Date, the provisions of the Auction  Procedures  will be followed by the Auction Agent for the purpose of determining the Applicable Rate for the AMPS for the next Rate Period. Each periodic implementation of such procedures is hereinafter referred to as an "Auction."

(b)   All of the  provisions  contained in the Auction  Procedures  and the
               Settlement Procedures are incorporated herein by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions were fully set forth herein.

(c)   BD agrees to act as, and assumes the  obligations of and  limitations and restrictions placed upon, a Broker-Dealer under this Agreement.

(d)   BD  acknowledges  and  agrees  that  each  provision  of the  Auction
               Procedures that requires BD to perform an obligation or procedure is hereby incorporated herein by reference and that this Agreement shall constitute the Trust's instruction, and BD hereby agrees, to perform such obligations and procedures without further request by or instructions from the Trust.

(e)   BD may participate in Auctions for its own account.

9.2   Preparation for Each Auction.

(a)   Not later than 9:30 a.m. on each  Auction  Date,  the  Auction  Agent shall advise BD by telephone or other electronic means, to be confirmed in writing by the Auction Agent, of the Maximum Rate, Reference Rate(s) and Treasury Note Rate(s).

(b)   BD shall cause the  Maximum  Rate to be  communicated  as promptly as practicable to its customers who hold or may be interested in acquiring AMPS.

(c)   If required by applicable  law, or requested by the Auction Agent, BD shall provide a list of Existing Holders based upon inquiries of those Persons such Broker-Dealer believes are Beneficial Owners as a result of the most recent Auction to the Auction Agent promptly after any date so requested by the Auction Agent. The Auction Agent shall keep confidential any such information, including information received as to the identity of Bidders in any Auction, and shall not disclose any such information so provided to any Person other than the other parties hereto, provided that the Auction Agent each reserves the right to disclose any such information if (a) it is ordered to do so by a court of competent jurisdiction or a regulatory, judicial or quasi-judicial agency, (b) it is advised by its counsel that its failure to do so would be unlawful or (c) failure to do so would expose the Auction Agent to loss, liability, claim, damage or expense for which it has not received indemnity satisfactory to it.

(d)   BD agrees to  maintain a list of  customers  relating to the AMPS and to use its best efforts, subject to existing laws and regulations, to contact the customers on such list whom BD believes may be interested in participating in the Auction on each Auction Date, as a Potential Holder or a Potential Beneficial Owner, for the purposes set forth in the Auction Procedures. Nothing herein shall require BD to submit an Order for any customer in any Auction.

(e)   The Auction  Agent's  registry  of Existing  Holders of shares of the
               AMPS shall be conclusive and binding on BD. BD may inquire of the Auction Agent between 3:00 P.M. on the Business Day preceding an Auction for shares of a series of AMPS and 9:30 A.M. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined BD to be an Existing Holder. If BD believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to BD's inquiry, BD may so inform the Auction Agent of that belief. BD shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to BD's inquiry.

9.3   Auction Schedule; Method of Submission of Orders.

(a)   The Auction  Agent shall  conduct  Auctions  in  accordance  with the schedule set forth below. Such schedule may be changed at any time by the Auction Agent with the consent of the Trust, which consent shall not be unreasonably withheld. The Auction Agent shall give written notice of any such change to BD which shall have the right to review such change. Such notice shall be received one Business Day prior to the first Auction Date on which any such change shall be effective.

Time                              Event
By 9:30 a.m.                      Auction  Agent advises the Trust and the
                                  Broker-Dealer of the applicable  Maximum
                                  Rate  and  the  Reference   Rate(s)  and
                                  Treasury  Note  Rate(s)  as set forth in
                                  Section 2.2(a) hereof.
9:30 a.m. - 1:30 p.m.             Auction  Agent   assembles   information
                                  communicated to it by  Broker-Dealer  as
                                  provided in Section  1(a) of the Auction
                                  Procedures.   Submission   Deadline   is
                                  1:30 p.m.
Not earlier than                  Auction   Agent   makes   determinations
1:30 p.m.                         pursuant   to   3(a)   of  the   Auction
                                  Procedures.
By approximately                  Auction   Agent  advises  the  Trust  of
3:30 p.m.                         results  of  Auction  as   provided   in
                                  Section     3(b)    of    the    Auction
                                  Procedures.     Submitted    Bids    and
                                  Submitted  Sell Orders are  accepted and
                                  rejected  in  whole  or in part and AMPS
                                  are  allocated  as provided in Section 4
                                  of  the  Auction   Procedures.   Auction
                                  Agent gives notice of Auction results as set forth in Section 2.4(a) hereof.
(b)   BD may  designate one or more  individuals  in its  organization  who will coordinate its procedures in connection with Auctions and purchases and sales of shares of the AMPS.

(c)   BD agrees to  handle  its  customers'  order in  accordance  with its duties under applicable securities laws and rules.

(d)   To the extent that  pursuant  to Section 4 of the Auction  Procedures of the Trust, BD continues to hold, sells or purchases a number of shares that is fewer than the number of shares in an Order submitted by BD to the Auction Agent in which BD designated itself as an Existing Holder or Potential Holder in respect of customer Orders, BD shall make appropriate pro rata allocations among its customers for which it submitted Orders of similar tenor. If as a result of such allocations, any Beneficial Owner would be entitled or required to sell, or any Beneficial Owner would be entitled or required to purchase, a fraction of a Share of AMPS on any Auction Date, BD shall, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS to be purchased or sold on such Auction Date by any Beneficial Owner or Potential Beneficial Owner on whose behalf BD submitted an Order so that the number of shares so purchased or sold by each such Beneficial Owner or Potential Beneficial Owner on such Auction Date shall be whole shares.

(e)   BD  shall  submit   Orders  to  the  Auction   Agent  in  writing  in
               substantially the form attached hereto as Exhibit A. BD shall submit separate Orders to the Auction Agent for each Potential Holder or Existing Holder on whose behalf BD is submitting an Order and shall not net or aggregate the Orders of Potential Holders or Existing Holders on whose behalf BD is submitting Orders.

(f)   BD  shall  deliver  to  the  Auction  Agent  (i)  a  written  notice, substantially in the form attached hereto as Exhibit B, of transfers of AMPS made through BD by an Existing Holder to another Person other than pursuant to an Auction and (ii) a written notice, substantially in the form attached hereto as Exhibit C, of the failure of any AMPS to be transferred to or by any Person that purchased or sold AMPS through BD pursuant to an Auction. The Auction Agent is not required to accept any notice delivered pursuant to the terms of the foregoing sentence with respect to an Auction unless the Auction Agent receives it by 3:30 p.m. on the Business Day preceding such Auction.

9.4   Notices.

(a)   On each Auction Date,  the Auction Agent shall notify BD by telephone or facsimile (or other electronic means acceptable to both parties) of the results of the Auction as set forth in paragraph (a) of the Settlement Procedures. By approximately 11:30 A.M. on the Business Day next succeeding such Auction Date, the Auction Agent shall notify BD in writing of the disposition of all Orders submitted by BD in the Auction held on such Auction Date.

(b)   BD shall notify each  Existing  Holder or  Potential  Holder on whose behalf BD has  submitted  an Order as set forth in paragraph
               (b) of the Settlement Procedures and take such other action as is required of BD pursuant to the Settlement Procedures.

9.5   Notification of Dividend.

      The provisions contained in Section 4 of Part I of the Statement concerning the notification of a Special Rate Period will be followed by the Auction Agent and BD, and the provisions contained therein are incorporated herein by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions were set forth fully herein.

9.6   Service Charge to Be Paid to BD.

(a)   No later than 12:00 noon on each Dividend  Payment Date,  the Auction
               Agent after each Auction will pay a service charge from funds provided by the Trust to each Broker-Dealer on the basis of the purchase price of AMPS placed by such Broker-Dealer at such Auction. The service charge shall be
               (i) in the case of any Auction Date immediately preceding a Rate Period other than a Special Rate Period, the product of (A) a fraction the numerator of which is the number of days in such Rate Period (calculated by counting the date of original issue of such shares to but excluding the next succeeding dividend payment date of such shares) and the denominator of which is 360, times (B) 1/4 of 1%, times (C) $25,000 times (D) the sum of the aggregate number of shares of outstanding AMPS for which the Auction is conducted and
               (ii) in the case of any Special Rate Period the amount determined by mutual consent of the Trust and any such Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed rate AMPS with a similar final maturity at the commencement of the Rate Period with respect to such Auction (the "Broker-Dealer Fee").

(b)   If  the  Trust   determines   to   change   the  rate  at  which  the
               Broker-Dealer Fee accrues, the Trust shall mail to the Auction Agent a notice thereof within two Business Days of such change. Any change in the Broker-Dealer Fee shall be effective on the Auction Date next succeeding the Auction
               Agent's receipt of notice of such change.

9.7   Settlement.

(a)   If any Existing  Holder  selling AMPS in an Auction  fails to deliver such AMPS (by authorized book-entry), the BD of any Person that was to have purchased AMPS in such Auction may deliver to such Person a number of Shares of AMPS that is less than the number of Shares of AMPS that otherwise were to be purchased by such Person. In such event, the number of Shares of AMPS to be so delivered shall be determined by BD. Delivery of such lesser number of Shares of AMPS shall constitute good delivery. Upon the occurrence of any such failure to deliver Shares of AMPS, BD shall deliver to the Auction Agent the notice required by Section 2.3(f)(ii) hereof. Notwithstanding the foregoing provisions of this
               Section 2.7(a), any delivery or non-delivery of AMPS which represents any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the terms of Section 2.3(f) hereof. The Auction Agent shall have no duty or liability with respect to enforcement of this Section 2.7(a).

(b)   Neither   the   Auction   Agent   nor  the  Trust   shall   have  any
               responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder or an Agent Member or any of them to deliver AMPS or to pay for AMPS sold or purchased pursuant to the Auction Procedures or otherwise.

(c)   Notwithstanding  any  provision  of  the  Auction  Procedures  or the
               Settlement Procedures to the contrary, in the event BD is an Existing Holder with respect to shares of AMPS and the Auction procedures provide that BD shall be deemed to have submitted a Sell Order in an Auction with respect to such shares if BD fails to submit an Order in that Auction with respect to such shares, BD shall have no liability to any Person for failing to sell such shares pursuant to such a deemed Sell Order if (i) such shares were transferred by the beneficial owner thereof without notification of such transfer in compliance with the Auction Procedures or (ii) BD has indicated to the Auction Agent pursuant to Section 2.2(e) of this Agreement that, according to BD's records, BD is not the Existing Holder of such shares.

(d)   Notwithstanding  any  provision  of  the  Auction  Procedures  or the
               Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefore, partial deliveries of AMPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

10.   The Auction Agent.

10.1  Duties and Responsibilities.

(a)   The Auction Agent is acting  solely as agent for the Trust  hereunder and owes no duties,  fiduciary  or  otherwise,  to any other
               Person.

(b)   The Auction  Agent  undertakes  to perform  such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement, the Auction Agency Agreement, Auction Procedures or the Settlement Procedures against the Auction Agent.

(c)   In the absence of bad faith or  negligence  on its part,  the Auction
               Agent shall not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under this Agreement. The Auction Agent shall not be liable for any error resulting from the use or reliance on a source of information used in good faith and without negligence to make any determination, calculation or declaration hereunder. The Auction Agent shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining or failing to ascertain the pertinent facts.

(d)   The Auction Agent shall not be:  (i) required  to, and does not, make any representations or have any responsibilities as to the validity, accuracy, value or genuineness of any signatures or endorsements, other than its own; (ii) obligated to take any legal action hereunder that might, in its judgment, involve any expense or liability, unless it has been furnished with indemnity satisfactory to the Auction Agent; and (iii) responsible for or liable in any respect on account of the identity, Trust or rights of any Person (other than itself and its agents and attorneys) executing or delivering or purporting to execute or deliver any document under this Agreement or any Broker-Dealer Agreement.

10.2  Rights of the Auction Agent.

(a)   The Auction Agent may conclusively  rely and shall be fully protected in acting or refraining from acting upon any communication authorized by this Agreement and upon any written instruction, notice, request, direction, consent, report, certificate, share certificate or other instrument, paper or document believed by it to be genuine. The Auction Agent shall not be liable for acting upon any communication authorized by this Agreement (including, but not limited to, any made by telephone, telecopier or other means of electronic communication acceptable to the parties hereto) which the Auction Agent believes in good faith to have been given by the Trust or by BD. The Auction Agent may record telephone communications with BD.

(b)   The Auction  Agent may consult  with  counsel of its own choice,  and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(c)   The Auction  Agent  shall not be required to advance,  expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

(d)   The  Auction  Agent may perform  its duties and  exercise  its rights hereunder  either  directly  or  by  or  through  agents  or attorneys and shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care.

10.3  Auction Agent's Disclaimer.  The Auction Agent makes no representation as to, and shall have no liability with respect to, the correctness of the recitals in, or the validity, adequacy or accuracy of, this Agreement, the Auction Agency Agreement, the Auction Procedures, the offering material used in connection with the offer and sale of the AMPS or any other agreement or instrument executed in connection with the transactions contemplated herein or in any thereof.

11.   Miscellaneous.

11.1  Termination.  (a)  Any party may terminate this Agreement at any time upon five (5) days written notice to the other parties, which notice may be given by facsimile as provided in Section 4.3 hereof. This Agreement shall automatically terminate upon the redemption of all outstanding AMPS or upon termination of the Auction Agency Agreement.

(b)   BD represents that it (or if BD does not act as Agent Member,  one of its affiliates) shall make all dividend payments on the AMPS available in same-day funds on each Dividend Payment Date to customers that use BD or affiliate as Agent Member.

11.2  Agent Member.  BD is, and shall remain for the term of this
               Agreement, a member of, or participant in, the Securities Depository (or an affiliate of such a member or participant).

11.3  Communications.  Except for (i) communications authorized to be by telephone pursuant to this Agreement or the Auction Procedures and (ii) communications in connection with the Auctions (other than those expressly required to be in writing), all notices, requests and other communications to any party hereunder shall be in writing (for the purposes of this Agreement, telecopy or other means of electronic communication acceptable to the parties shall be deemed to be in writing) and shall be given to such party, addressed to it, at its address or facsimile number set forth below and, where appropriate reference the particular Auction to which such notice relates:

If to BD,
addressed:            Merrill Lynch, Pierce Fenner & Smith Incorporated
                      4 World Financial Center
                      New York, NY 10080
                      Attention:  Francis Constable, Variable Rate Preferred
                      Desk
                      Telephone No.: (212) 449-4941
                      Facsimile No.: (212) 449-2761

If to the Auction
Agent, addressed:     Deutsche Bank Trust Company Americas
                      Corporate Trust & Agency Services
                      280 Park Avenue, 9th Floor
                      New York, NY 10017
                      Attention: Auction Rate Securities
                      Telephone No.: (212) 454-4042
                      Facsimile No.:  (212) 454-2030

If to the Trust,
addressed:            Federated Premier Intermediate Municipal Income Fund
                      Beverly Pirker
                      Federated Investors, Inc.
                      Federated Investors Tower
                      1001 Liberty Avenue
                      Pittsburgh, PA 15222-3779
                      Telephone No: (412) 288-1770
                      Facsimile No.:  (412) 288-6788

With copies to:       Stephen A. Keen, General Counsel
                      Federated Investors, Inc.
                      Federated Investors Tower
                      1001 Liberty Avenue
                      Pittsburgh, PA 15222-3779
                      Telephone No: (412) 288-1567
                      Facsimile No.: (412) 288-3939
or such other address or facsimile number as such party may hereafter specify for such purpose by notice to the other parties. Each such notice, request or communication shall be effective when delivered at the address specified herein. Communications shall be given on behalf of BD by a BD Officer, on behalf of the Auction Agent by an Authorized Officer and on behalf of the Trust by an Authorized Trust Officer. Telephone communications may be recorded.

11.4  Entire Agreement.  This Agreement contains the entire agreement between the parties relating to the subject matter hereof, and there are no other representations, endorsements, promises, agreements or understandings, oral, written or inferred, between the parties relating to the subject matter hereof.

11.5  Benefits.  Nothing in this Agreement, express or implied, shall give to any person, other than the Auction Agent, the Trust and BD and their respective successors and permitted assigns, any benefit of any legal or equitable right, remedy or claim under this Agreement.

11.6  Amendment; Waiver.

(a)   This  Agreement  shall  not be deemed or  construed  to be  modified, amended, rescinded, cancelled or waived, in whole or in part, except by a written instrument signed by a duly authorized representative of each of the parties hereto.

(b)   Failure  of any  party to this  Agreement  to  exercise  any right or remedy hereunder in the event of a breach of this Agreement by any other party shall not constitute a waiver of any such right or remedy with respect to any subsequent breach.

11.7  Successors and Assigns.  This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors and permitted assigns of each of the parties hereto. This Agreement may not be assigned by any party hereto absent the prior written consent of the other parties.

11.8  Severability.  If any clause, provision or section of this Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any remaining clause, provision or section hereof.

11.9  Execution in Counterparts.  This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

11.10 Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
               ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW, OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK).

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                                    DEUTSCHE BANK TRUST COMPANY AMERICAS
                                        as Auction Agent



                                    By:
                                       Name:
                                       Title:


                                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                    INCORPORATED
                                        as Broker-Dealer



                                    By:
                                       Name:
                                       Title:

                                                                  Exhibit A
                                                           To BROKER-DEALER
                                                                  AGREEMENT

                             AUCTION BID FORM

                (Submit only one Order on this Order Form)
           FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
                 Auction Market Preferred Shares ("AMPS")

      To:   Deutsche Bank Trust Company Americas        Date of Auction
            280 Park Avenue, 9th Floor                  ____________
            New York, NY 10017                          Series of AMPS (Series
            Attn: Auction Rate Securities               A)
            Facsimile No. (212) 454-2030
The undersigned Broker-Dealer submits the following Order on behalf of the Bidder listed below:

      Name of Bidder:
      Bidder placed the Order listed below covering the number of shares indicated
      (complete only one blank):
                              number of Shares of AMPS now held by
      Bidder (an Existing Holder), and the Order is a (check one):
|_|   Hold Order; or
|_|   Bid at a rate of ____%; or
|_|   Sell Order;
- or -

                              number of Shares of AMPS not now held
      by Bidder (a Potential Holder), and the Order is a Bid at a rate of ______%
Notes:

(1)   If submitting more than one Bid for one Bidder,  use additional Order
Forms.
(2) If one or more Bids covering in the aggregate more than the outstanding number of Shares of AMPS held by any Existing Holder are submitted, such Bids shall be considered valid in the order of priority set forth in the Auction Procedures.
(3) A Hold or Sell Order may be placed only by an Existing Holder covering a number of Shares of AMPS not greater than the number of Shares of AMPS currently held by such Existing Holder.
(4) Potential Holders may make Bids only, each of which must specify a rate. If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate specified.
(5) Bids may contain no more than three figures to the right of the decimal point (.001 of 1%).
(6) An Order must be submitted in whole Shares of AMPS with an aggregate liquidation preference of $25,000.
                                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                    INCORPORATED

                                    By:


                                                                  Exhibit B
                                                           To BROKER-DEALER
                                                                  AGREEMENT

              (To be used only for transfers made other than
                          pursuant to an Auction)

                               TRANSFER FORM

           FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
                 Auction Market Preferred Shares ("AMPS")

                               Series A AMPS
                     (indicate by Number Designation)

We are (check one):

|_|   the Existing Holder named below; or
|_|   the Broker-Dealer for such Existing Holder; or
|_|   the Agent Member for such Existing Holder.
      We hereby notify you that such Existing Holder will transfer ___ Shares of AMPS to ____________________ and represent that such transfer complies with the requirements of the Agreement and Declaration of Trust of FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND, the Statement of Preferences of Auction Market Preferred Shares and applicable federal and state law. Upon the request of the Trust or the Auction Agent the
undersigned  will  provide  such   documentation  as  shall  be  reasonably
requested to demonstrate such compliance as a condition of the registration of such transfer.

                                         (Name of Existing Holder)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                         (Name of Broker-Dealer)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                         (Name of Agent Member)

-------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                         By: _______________________________
                                              Name:
                                              Title:

                                                                  Exhibit C
                                                           To BROKER-DEALER
                                                                  AGREEMENT
                 (To be used only for failures to deliver
                     AMPS sold pursuant to an Auction)

                      NOTICE OF A FAILURE TO DELIVER

           FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
                 Auction Market Preferred Shares ("AMPS")

                               Series A AMPS
                     (indicate by Number Designation)

Complete either I. or II.

I.    We are a Broker-Dealer for ______________  (the  "Purchaser"),  which
      purchased   ____   Shares   of   AMPS   in  the   Auction   held   on
      __________________ from the seller of such AMPS.

II. We are a Broker-Dealer for _____________ (the "Seller"), which sold ____ Shares of AMPS in the Auction held on ____________________ to the purchaser of such AMPS.

We hereby notify you that (check one):

__________  the Seller failed to deliver such AMPS to the Purchaser; or

__________ the Purchaser failed to make payment to the Seller upon delivery of such AMPS.

                                         Name:  ________________________________
                                                MERRILL LYNCH, PIERCE, FENNER &
                                                SMITH INCORPORATED
                                         By:
                                         ____________________________________
                                               Printed Name:
                                               Title:








                                              Exhibit (k)(v) under Form N-2



                         INDEMNIFICATION AGREEMENT



         INDEMNIFICATION AGREEMENT made as of the [____] of February, 2003 by and between Federated Premier Intermediate Municipal Income Fund, a Delaware statutory trust (the "Fund") and Federated Investment Management Company, a Delaware statutory trust (the "Adviser").
         WHEREAS, the Fund has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") on Form N-2 pursuant to the Securities Act of 1933, as amended (the "1933 Act') (File No. 333-102032) and the Investment Company Act of 1940, as amended (the "1940 Act") (File No. 811-21249) pursuant to which the Fund proposes to sell to the public an aggregate of 2,441 shares of the Fund's Auction Market Preferred Shares through several underwriters led by Merrill Lynch & Co. and others (collectively, the "Underwriters") in connection with an offering pursuant to a purchase agreement (the "Purchase Agreement") to be entered into by the Fund, the Adviser and the Underwriters.
         WHEREAS, the Purchase Agreement contains certain provisions with respect to the obligations and liabilities between the Fund and the Adviser on the one hand and the Underwriters on the other.
         WHEREAS, the Underwriters require the Fund and the Adviser to agree to jointly and severally indemnify the Underwriters for certain liabilities.
         WHEREAS, the Fund and the Adviser desire to set forth their understanding and agreement concerning certain liabilities arising out of their obligations to the Underwriters under the Purchase Agreement.
         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
The Adviser agrees to indemnify and hold harmless the Fund, its trustees and each of the Fund's officers who signed the Registration Statement, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section6(a) of the Purchase Agreement, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Fund by the Adviser expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).
An indemnified party shall give notice as promptly as reasonably practicable to the Adviser of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify shall not relieve the Adviser from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this Indemnification Agreement. In respect of any such proceeding, counsel shall be selected by the Fund. The Adviser may participate at its own expense in the defense of any such action; provided, however, that counsel to the Adviser shall not (except with the consent of the Fund) also be counsel to the Fund. In no event shall the Adviser be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Without the prior written consent of an indemnified party, the Adviser shall not settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Indemnification Agreement (whether or not the indemnified party is an actual or potential party thereto), unless such settlement, compromise or consent (i) includes an unconditional release of the indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the indemnified party.
If at any time an indemnified party shall have requested the Adviser to reimburse an indemnified party for fees and expenses of counsel, the Adviser agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Adviser of the aforesaid request, (ii) the Adviser shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) the Adviser shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.
Any notice, claim or demand hereunder shall be made in writing and if required to be given to an indemnified party shall be sufficient if given as provided in the Purchase Agreement for notices to the Fund and any notice, claim or demand hereunder to be given to the Adviser shall be made in writing and likewise shall be sufficient if given as provided in the Purchase Agreement.
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.
This Agreement shall be governed by the laws of the State of New York without regard to such jurisdiction's conflicts of laws principles.
This Agreement may be executed by one or more parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all of which shall be deemed to be one and the same instrument.
Except as otherwise specifically defined herein, all capitalized terms used in this Agreement shall have the meanings assigned such terms in the Purchase Agreement.
         IN WITNESS WHEREOF, the parties below have caused the foregoing to be executed on their behalf this [____] day of February, 2003.


                                    FEDERATED PREMIER INTERMEDIATE MUNCIPAL
                                    INCOME FUND



                                    By:  _______________________________
                                         Name:
                                         Title:


                                    FEDERATED INVESTMENT MANAGEMENT COMPANY



                                    By:  _______________________________
                                         Name:
                                         Title:








                                             Exhibit (k)(vi) under Form N-2
                                  [LOGO]
           Book-Entry-Only Auction-Rate/Money Market Preferred/
                    and Remarketed Preferred Securities
                         Letter of Representations
               [To be Completed by Issuer and Trust Company]

           Federated Premier Intermediate Municipal Income Fund
                             [Name of Issuer}
                         Depository Trust Company
                          [Name of Trust Company]

                                                          _________________
                                                                     [Date]
Attention: General Counsel's Office
The Depository Trust Company
55 Water Street 49th Floor
New York, NY 10041-0099

   Re:_________________________________________________________________
     _________________________________________________________________
     _________________________________________________________________
      [Issue description, including CUSIP number (the "Securities")]

Ladies and Gentlemen:
      This letter sets forth our understanding with respect to certain matters relating to the Securities. Trust Company shall act as transfer agent, registrar, dividend disbursing agent, redemption agent or other such agent with respect to the Securities. The Securities have been issued pursuant to a prospectus, private placement memorandum, or other such document authorizing the issuance of the Securities dated _____________________________ (the "Document").
_______________________________ is distributing the Securities through the ["Underwriter/Placement Agent"] Depository Trust Company ("DTC").
      To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Trust Company make the following representations to
DTC:
      1. Prior to closing on the Securities on _________________ there shall be deposited with DTC one or more Security certificates registered in the name of DTC's nominee, Cede & Co., which represents 100% of the offering value of the Securities. Said certificate(s) shall remain in DTC's custody as provided in the Document. If, however, the aggregate principal amount of the Securities exceeds $400 million, one certificate shall be issued with respect to each $400 million of principal amount and an additional certificate shall be issued with respect to any remaining principal amount, Each Security certificate shall bear the following legend:
                  Unless this certificate is presented by an
               authorized representative of The Depository Trust
               Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR
               OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
               PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
      2. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its participants ("Participants") or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificate(s) by virtue of submission of such certificate(s) to DTC.
      3. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall send notice of such record date to DTC no fewer than 15 calendar days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be directed to DTC's Reorganization Department, Proxy Unit at (212) 855-5181 or (212) 855-5182. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (212) 855-5202. Notices to DTC pursuant to this Paragraph, by mail or by any other means, shall be sent to:
                        Supervisor, Proxy Unit
                        Reorganization Department
                        The Depository Trust Company
                        55 Water Street 50th Floor
                        New York, NY 10041-0099

      4. In the event of a full or partial redemption of the Securities, Issuer or Trust Company shall send a notice to DTC specifying: (a) the number of Securities to be redeemed, and (b) the date such notice is to be distributed to Security holders (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Trust Company shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice). The Publication Date shall be no fewer than 17 days nor more than 30 days prior to the redemption date. Notices to DTC pursuant to this Paragraph by telecopy shall be directed to DTC's Call Notification department at (516) 227-4164 or (5150 227-4190. If the Party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such arty shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph, by mail or by any other means, shall be sent to:
                        Manager, Call Notification Department
                        The Depository Trust Company
                        711 Stewart Avenue
                        Garden City, NY 11530-4719

      5. In the event of an invitation to tender the Securities (including mandatory tenders, exchanges, and capital changes), notice by Issuer or Trust Company to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in the preceding Paragraph. Notices to DTC pursuant to this Paragraph and notices of other corporate actions by telecopy shall be directed to DTC's Reorganization Department at (212) 855-5488. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (212) 855-5290. Notices to DTC pursuant to this Paragraph, by mail or by any other means, shall be sent to:
                        Manager, Reorganization Department
                        Reorganization Window
                        The Depository Trust Company
                        55 Water Street 50th Floor
                        New York, NY 10041-0099

      6. All notices and payment advices sent to DTC shall contain the CUSlP number of the Securities.
      7. The Document indicates that the dividend rate for the Securities may vary from time to time. Absent other existing arrangements with DTC, Issuer or Trust Company shall give DTC notice of each such change in the dividend rate, on the same day that the new -rate is determined, by telephoning DTC's Dividend Announcement Section at (212) 855-4550, or by telecopy sent to (212) 855-4555. Such verbal or telecopy notice shall be followed by prompt written confirmation sent by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner. Issuer or Agent shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use and timeliness of such notice). Notice to DTC pursuant to this Paragraph, by mail or by any other means, shall be sent to:
                        Manager, Announcements
                        Dividend Department
                        The Depository Trust Company
                        55 Water Street 25th Floor
                        New York, NY 10041-0099

      8. Issuer and Trust Company acknowledge that as long as Cede & co. is the sole record owner of the Securities, Cede & Co. shall be entitled to all voting rights applicable to the Securities and to receive the full amount of all dividends, liquidation proceeds, and redemption proceeds payable with respect to the Securities. Issuer and Trust Company acknowledge that DTC shall treat any Participate having Securities credited to its DTC accounts as entitled to the full benefits of ownership of such Securities. Without limiting the generality of the preceding sentence, Issuer and trust Company acknowledge that DTC shall treat any Participant having Securities credited to its DTC accounts as entitled to receive dividends, distributions, and voting rights, if any, in respect of Securities and subject to Paragraph 12 and 13, to receive certificates evidencing Securities if such certificates are to be issued in accordance with Issuer's Amended and Restated By-Laws. (The treatment of DTC of the effects of the crediting by it of Securities to the accounts of Participants described in the preceding two sentences shall not affect the rights of Issuer, participants in auctions relating to the Securities, purchasers, sellers, or holders of Securities against any Participant.)
      9. Issuer or Trust Company shall provide a written notice of dividend payment and distribution information to DTC as soon as the information is available, Issuer or Trust Company shall provide this information to DTC electronically, as previously arranged by Issuer or Trust Company and DTC, as soon as the information is available. If electronic transmission has not been arranged, absent any other arrangements between Issuer or Trust Company and DTC, such information shall be sent by telecopy to DTC's Dividend Department at (212) 855-4555 or (212) 855-4556, and receipt of such notices shall be confirmed by telephoning (212) 855-4550. Notices to DTC pursuant to this Paragraph, by mail or by any other means, shall be addressed as indicated in Paragraph 7.
      10.   Dividend payments and distributions shall be received by Cede
& Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Issuer shall remit by 190 p.m. (Eastern Time) on the payment date, dividend and distribution payments due Trust Company, or at such earlier time as may be required by Trust Company to guarantee that DTC shall receive payment in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Absent any other arrangements between Issuer or Trust Company and DTC, such funds shall be wired to the Dividend Deposit Account number that will be stamped on the signature page hereof at the time DTC executes this Letter of Representations.
      11. Issuer or Trust Company shall provide DTC, no later than 12:00 noon (Eastern Time) on each payment date, automated notification of CUSIP-level detail. If the circumstances prevent the funds paid to DTC from equaling the dollar amount associated with the detail payments by 12:00 noon (Eastern Time), Issuer or Trust Company must provide
CUSIP-level reconciliation to DTC no later than 2:30 p.m. (Eastern Time). Reconciliation must be provided by either automated means or written format. Such reconciliation notice, if sent by telecopy, shall be directed to DTC's Dividend Department at (212) 855-4633, and receipt of such reconciliation notice shall be confirmed by telephoning (212) 855-4430.
      12.   Redemption payments shall be received by Cede & Co., as
nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Issuer shall remit by 1:00 p.m. (Eastern Time) on the payment date all such redemption payments due Trust Company, or at such earlier time as required by Trust Company to guarantee that DTC shall receive payment in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Absent any other arrangements between Issuer or Trust Company and DTC, such funds shall be wired to the Redemption Deposit Account number that will be stamped on the signature page hereof at the time DTC executes this Letter of Representations.
      13. Reorganization payments and CUSIP-level detail resulting from corporate actions (such as tender offers, remarketings, or mergers) shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same- day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Issuer shall remit by 1:00 p.m. (Eastern Time) on the payment date all such reorganization payments due Trust Company, or at such earlier time as required by Trust Company to guarantee that DTC shall receive payment in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Absent any other arrangements between Issuer or Trust
Company and DTC, such funds shall be wired to the Reorganization Deposit Account number that will be stamped on the signature page hereof at the time DTC executes this Letter of Representations.
      14. DTC may direct Issuer or Trust Company to use any other number or address as the number or address to which notices or payments may be sent.
      15. In the event of a redemption acceleration, or any similar transaction (e.g., tender made and accepted in response to Issuer's or Trust Company's invitation) necessitating a reduction in the number of Securities outstanding, or an advance refunding of part of the Securities outstanding DTC, in its discretion: (a) may request Issuer or Trust
Company to issue and authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in the number of Securities outstanding, except in the case of final redemption, in which case the certificate will be presented to Issuer or Trust Company prior to payment, if required.
      16. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or
Trust Company shall notify DTC of the availability of certificates. In such event, Issuer or Trust Company shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.
      17. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Trust Company (at which time DTC will confirm with Issuer or Trust Company the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request, Issuer and Trust Company shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.
      18. Issuer hereby authorizes DTC to provide to Test Company listings of Participants' holdings, known as Security Position Listings ("SPLs") with respect to the Securities, from time to time at the request of Trust Company. Issuer also authorizes DTC, in the event of a partial redemption of Securities, to provide Trust Company, upon request, with the names of those Participants whose positions in Securities have been selected for redemption by DTC. DTC will use its best efforts to notify Trust Company of those Participants whose positions in Securities have been selected for redemption by DTC. Issuer authorizes and instructs Trust Company to provide DTC with such signatures, examples of signatures, and authorizations to act as may be deemed necessary or appropriate by DTC to permit DTC to discharge its obligations to its Participants and appropriate regulatory authorities. DTC charges a customary fee for such SPLs. This authorization, unless revoked by Issuer, shall continue with respect to the Securities while any Securities are on deposit at DTC, until and unless Trust Company shall no longer be acting. In such event, Issuer shall provide DTC with similar evidence, satisfactory to DTC, of the authorization of any successor thereto so to act. Requests for SPLs shall be directed to the Proxy Unit of DTC's Reorganization Department at
(212) 855-5181 or (212) 855- 5182. Receipt of such requests shall be confirmed by telephoning (212) 855-5202. Delivery by mail or by any other means, with respect to such SPL request, shall be directed to the address indicated in Paragraph 3.
      19. Nothing herein shall be deemed to require Trust Company to advance funds, on behalf of Issuer.
      20.   This Letter of Representations may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts together shall constitute but one and the same instrument.
      21. This Letter of Representations shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of law.
            22. The sender of each notice delivered to DTC pursuant to this Letter of Representations is responsible for confirming that such notice was properly received by DTC.
      23. Issuer recognizes that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain the compliance of any transactions in the Securities with the following, as amended from time to time: (a) any exemptions from registration under the Securities Act of 1933; (b) the Investment Company Act of 1940; (c) the Employee Retirement Income Security Act of 1974; (d) the Internal Revenue Code of 1986; (e) any rules of any self- regulatory organizations (as defined under the Securities Exchange Act of 1934); or (f) any other local, state, or federal laws or regulations thereunder.
      24. Issuer and Trust Company shall comply with the applicable requirements stated in DTC's Operational Arrangements, as they may be amended from time to time. DTC's Operational Arrangements are posted on DTC's website at "www.DTC.org."
      25. The following rider(s), attached hereto, are hereby incorporated into this Letter of Representations:
Notes:
------
A. If there is a Trust Company (as defined in this Letter of Representations), Trust Company, as well as Issuer, must sign this Letter. If there is no Trust Company, in signing this Letter Issuer itself undertakes to perform all of the obligations set forth herein.
B. Schedule B contains statements that DTC believes accurately describe DTC, the method of effecting book-entry transfers of securities distributed through DTC, and certain related matters.
      Very truly yours,
            ________________________________________
            [Issuer]
            By:_____________________________________
            [Authorized Officer's Signature]
            ________________________________________
            [Trust Company]
            By:_____________________________________
            [Authorized Officer's Signature]

Received and Accepted:
THE DEPOSITORY TRUST COMPANY

cc:  Underwriter
     Underwriter's Counsel


                                                                 SCHEDULE A


          _______________________________________________________
          _______________________________________________________
                             [Describe Issue]

       CUSIP Number                Share Total              Value ($Amount




                                                                 SCHEDULE B

                     SAMPLE OFFERING DOCUMENT LANGUAGE
                    DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
---------------------------------------------------------------------------

   (Prepared by DTC-bracketed material may be applicable only to certain issues)

      1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue, and will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $400 million, one certificate will be issued with respect to each $400 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.]
      2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Direct Participants") deposit with DTC. DTC also facilitates the settlement among Direct Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Direct Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange LLC, and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Direct and indirect Participants are on file with the Securities and Exchange Commission,
      3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.
      4. To facilitate subsequent transfers, all Securities deposited by Direct Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of Securities with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners, The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
      5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. [Beneficial Owners of Securities may wish to take certain steps to augment transmission to them of notices of significant events with respect to the Securities, such as redemptions, tenders, defaults, and proposed amendments to the security documents. Beneficial Owners of Securities may wish to ascertain that the nominee holding the Securities for their benefit has agreed to obtain and transmit notices to Beneficial Owners, or in the alternative, Beneficial Owners may wish to provide their names and addresses to the registrar and request that copies of the notices be provided directly to them.]
      [6. Redemption notices shall be sent to DTC. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.]
      7. Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the Securities. Under its usual procedures, DTC mails an Omnibus Proxy to Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).
      8. Redemption proceeds, distributions, and dividend payments on the Securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts, upon DTC's receipt of funds and corresponding detail information from Issuer or Agent on payable date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, Agent, or Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividends to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of Issuer or Agent, disbursement of such payments to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.
      9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to [Tender/Remarketing] Agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to [Tender/Remarketing] Agent. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records and followed by a book-entry credit of tendered Securities to [Tender/Remarketing] Agent's DTC account.]
      10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.
      11. Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.
      12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.











PART C.    OTHER INFORMATION.

Item 24.    Financial Statements and Exhibits:

            Financial Statements:

            Part A: Financial Highlights (unaudited) dated February 3, 2003

            Part B: Audited Statement of Assets and Liabilities dated
                    December 16, 2002
                    Financial Highlights (unaudited) dated February 3, 2003 Portfolio of Investments (unaudited) dated February 3, 2003 Statement of Assets and Liabilities (unaudited) dated February 3, 2003
                    Statement of Operations (unaudited) dated February 3, 2003 Statement of Changes in Net Assets (unaudited) dated February 3, 2003

            Exhibits:

                  (a) Copy of Amended and Restated Declaration of Trust of the Registrant; (2)
(i)   Conformed copy of Amended and Restated Certificate of Trust of the
                              Registrant; (3)
(ii)  Copy of Statement of Preferences of the Registrant (incorporated by reference to Appendix A of Registrant's Statement of Additional Information);
(b)   Copy of By-Laws of the Registrant; (1)
                        (i) Copy of Amended and Restated By-Laws of the Registrant; (2)
                  (c)   Not applicable;
(d)      Form of Stock Certificate of the Registrant; (2)
                        (i) Form of Preferred Shares certificate of the Registrant; +
                  (e)   Copy of Registrant's dividend reinvestment plan; (2)
                  (f)   Not applicable;
                  (g) Conformed copy of Investment Management Agreement of the Registrant; (2)
____________________________________________________________
+     All exhibits are being filed electronically.

1. Response is incorporated to Registrant's Initial Registration Statement filed on Form N-2 on October 31, 2002 (File Nos. 333-100898 and 811-21249).

2. Response is incorporated to Registrant's Pre-Effective Amendment No. 2 to its Registration Statement filed on Form N-2 on December 17, 2002 (File Nos. 333-100898 and 811-21249).

3. Response is incorporated to Registrant's Pre-Effective Amendment No. 3 to its Registration Statement filed on Form N-2 on December 19, 2002 (File Nos. 333-100898 and 811-21249).



(h)   Conformed copy of Master Agreement Among Underwriters; (2)
        (i)   Conformed copy of Purchase Agreement (Common Shares); +
        (ii)  Form of Standard Dealer Agreement of Merrill Lynch and Co.; (2)
        (iii) Conformed copy of Additional Compensation Agreement; +
        (iv)  Form of Purchase Agreement (Preferred Shares); +
(i)   Not applicable;
(j)      Conformed copy of custodian agreement; (2)
         (i)   Copy of Global Custody Fee Schedule; (2)
         (ii)  Copy of Addendum to Global Custody Fee Schedule; (2)
         (iii) Copy of Portfolio Recordkeeping Fee Schedule; (2)
         (iv)  Copy of Domestic Custody Fee Schedule; (2)
(k)      Conformed copy of Amended and Restated Agreement for Fund
         Accounting Services, Administrative Services,
         Transfer Agency Services and Custody Services Procurement; (2)
         (i)   Conformed copy of Indemnification Agreement
               (Common Shares)between the Registrant and the Adviser; +
         (ii)  Conformed copy of Transfer Agency Agreement of the Registrant; +
         (iii) Form of Auction Agency Agreement; +
         (iv)  Form of Broker/Dealer Agreement; +
         (v)   Form of Indemnification Agreement (Preferred
               Shares) between the Registrant and the Adviser; +
         (vi)  Form of Depository Trust Company Letter of Representations; +
(l) Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered; (4)
(m)   Not applicable;
(n)   Conformed copy of Consent of Independent Auditors; (4)
(o)   Not applicable;
(p) Form of Letter Agreement between the Registrant and the Adviser to Purchase Shares; (3)
(q)   Not applicable;
(r) The Registrant hereby incorporates the conformed copy of the Code of Ethics for Access Persons from Item 23(p) of the
      Federated Managed Allocation Portfolios Registration
      Statement on Form N-1A filed with the Commission on January 25, 2001. (File Nos. 33-51247 and 811-7129).
(s)   Conformed copy of the Power of Attorney of the Registrant. (2)

Item 25.    Marketing Arrangements

     Reference is made to the Master Agreement Among Underwriters filed as exhibit (h) to Pre-Effective Amendment No. 2 on December 17, 2002.


________________________________________________________
+     All exhibits are being filed electronically.

2. Response is incorporated to Registrant's Pre-Effective Amendment No. 2 to its Registration Statement filed on Form N-2 on December 17, 2002 (File Nos. 333-100898 and 811-21249).

3. Response is incorporated to Registrant's Pre-Effective Amendment No. 3 to its Registration Statement filed on Form N-2 on December 19, 2002 (File Nos. 333-100898 and 811-21249).

4. Response is incorporated to Registrant's Pre-Effective Amendment No. 2 to its Registration Statement (Preferred Shares) filed on Form N-2 on February 10, 2003 (File Nos. 333-102032 and 811-21235).


Item 26.    Other Expenses of Issuance and Distribution *

            Registration Fee:                   $5,614.30
            Rating Fees:                        $65,000.00
            Printing:                           $5,000.00
            Legal Fees and Expenses:            $110,000.00

            *Estimated


Item 27.    Persons Controlled by or Under Common Control with the Fund:

            None



Item 28.    Number of Holders of Securities


            As of February 3, 2003, set forth below is information concerning record holders of the Fund's securities:

            Title of Class                      Number of Record Holders

            Common Shares                       9

            AMPS                                0



Item 29.    Indemnification:

            Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article V of Registrant's Declaration of Trust. The Investment Advisory Contract between the Registrant and Federated Investment Management Company ("Adviser") provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Investment Advisory Contract on the part of Adviser, Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security. Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy. The Purchase Agreement between the Registrant, the Adviser and the Underwriters named therein provides for indemnification of the Underwriters by the Registrant and the Adviser and of the Registrant and the Adviser and their officers and trustees for certain liabilities and also provides for contribution under certain circumstances. The Indemnification Agreement between the Registrant and the Adviser provides for indemnification of the Registrant and its officers and trustees for certain liabilities.


            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees), Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

            Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.




Item 30. Business and Other Connections of Investment Adviser:

            For a description of the other business of the investment adviser, see the section entitled "Management of the Fund" in Part A. The affiliations with the Registrant of four of the Trustees and one of the Officers of the investment adviser are included in Part B of this Registration Statement under "Management of the Fund." The remaining Trustees of the investment adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson (a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A.), 800 Delaware Avenue, P.O. Box 2305, Wilmington,
            DE  19899-2305.

            The remaining Officers of the investment adviser are:

            Vice Chairman:                        J. Thomas Madden

            President/ Chief Executive
            Officer:                              Keith M. Schappert


Executive Vice Presidents:
            Stephen F. Auth
            William D. Dawson, III

Senior Vice Presidents:
            Joseph M. Balestrino
            David A. Briggs
            Jonathan C. Conley
            Christopher F. Corapi
            Deborah A. Cunningham
            Linda A. Duessel
            Mark E. Durbiano
            James E. Grefenstette
            Robert M. Kowit
            Jeffrey A. Kozemchak
            Susan M. Nason
            Mary Jo Ochson
            Robert J. Ostrowski
            Frank Semack
            Richard Tito
            Peter Vutz

Vice Presidents:
            Todd A. Abraham
            J. Scott Albrecht
            Randall S. Bauer
            Nancy J.Belz
            G. Andrew Bonnewell
            David M. Bruns
            Robert E. Cauley
            Regina Chi
            Ross M. Cohen
            Fred B. Crutchfield
            Lee R. Cunningham, II
            Alexandre de Bethmann
            Anthony Delserone, Jr.
            Donald T. Ellenberger
            Eamonn G. Folan
            Kathleen M. Foody-Malus
            Thomas M. Franks
            John T. Gentry
            David P. Gilmore
            Marc Halperin
            John W. Harris
            Patricia L. Heagy
            Susan R. Hill
            Nikola A. Ivanov
            William R. Jamison
            Constantine J. Kartsonas
            Nathan H. Kehm
            John C. Kerber
            Steven Lehman
            Marian R. Marinack
            Natalie F. Metz
            Thomas J. Mitchell
            Joseph M. Natoli
            John L. Nichol
            Mary Kay Pavuk
            Jeffrey A. Petro
            John P. Quartarolo
            Ihab L. Salib
            Roberto Sanchez-Dahl, Sr.
            Aash M. Shah
            John Sidawi
            Michael W. Sirianni, Jr.
            Christopher Smith
            Timothy G. Trebilcock
            Leonardo A. Vila
            Paige M. Wilhelm
            Richard M. Winkowski, Jr.
            Lori A. Wolff
            George B. Wright

Assistant Vice Presidents:
            Catherine A. Arendas
            Angela A. Auchey
            Nicholas P. Besh
            Hanan Callas
            David W. Cook
            James R. Crea, Jr.
            Karol M. Crummie
            David Dao
            Richard J. Gallo
            James Grant
            Anthony Han
            Kathryn P. Heagy
            Carol B. Kayworth
            J. Andrew Kirschler
            Robert P. Kozlowski
            Ted T. Lietz, Sr.
            Monica Lugani
            Tracey L. Lusk
            Theresa K. Miller
            Bob Nolte
            Rae Ann Rice
            Jennifer G. Setzenfand
            Diane R. Startari
            Kyle D. Stewart
            Mary Ellen Tesla
            Michael R. Tucker
            Steven J. Wagner
            Mark Weiss

Secretary:  G. Andrew Bonnewell

Treasurer:  Thomas R. Donahue

Assistant Secretaries:
            Jay S. Neuman
            Leslie K. Ross

Assistant Treasurer:       Denis McAuley, III

     The business address of each of the Officers of the investment adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the investment advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.


Item 31.  Location of Accounts and Records:

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

           Registrant            Reed Smith LLP
                                 Investment and Asset Management Group (IAMG)
                                 Federated Investors Tower
                                 12th Floor
                                 1001 Liberty Avenue
                                 Pittsburgh, PA 15222-3779

     (Notices should be sent to the Agent for Service at above address)

                                          Federated Investors Funds
                                          5800 Corporate Drive
           Pittsburgh, PA  15237-7000

           EquiServe Trust Co., N.A.      P.O. Box 43011
           ("Transfer Agent and Dividend Providence, RI 02940-3011 Disbursing Agent")

           Federated Services             Federated Investors Tower
           Company                        1001 Liberty Avenue
           ("Administrator")              Pittsburgh, PA  15222-3779
(((
           Federated Investment           Federated Investors Tower
           Management Company             1001 Liberty Avenue
           ("Adviser")                    Pittsburgh, PA  15222-3779

           State Street Bank and          P.O. Box 8600
           Trust Company                  Boston, MA  02266-8600
           ("Custodian")

Item 32.  Management Services:            Not applicable.

Item 33.  Undertakings:

          The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement.

          The Registrant undertakes that:

          (a) for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.



                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 12th day of February, 2003.

           FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

                  BY: /s/ Leslie K. Ross
                  Leslie K. Ross, Assistant Secretary
                  Attorney in Fact for John F. Donahue
                  February 12, 2003

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following person in the capacity and on the date indicated:

    NAME                            TITLE                         DATE

By: /s/ Leslie K. Ross            Attorney In Fact          February 12, 2003
    Leslie K. Ross                For the Persons
    ASSISTANT SECRETARY           Listed Below

    NAME                            TITLE

John F. Donahue*                  Chairman and Trustee

J. Christopher Donahue*           President and Trustee
                                  (Principal Executive Officer)

Richard J. Thomas*                Treasurer
                                  (Principal Financial Officer)

William D. Dawson, III*           Chief Investment Officer

Thomas G. Bigley*                 Trustee

John T. Conroy, Jr.*              Trustee

Nicholas P. Constantakis*         Trustee

John F. Cunningham*               Trustee

Lawrence D. Ellis, M.D.*          Trustee

Peter E. Madden*                  Trustee

Charles F. Mansfield, Jr.*        Trustee

John E. Murray, Jr.*              Trustee

Marjorie P. Smuts*                Trustee

John S. Walsh*                    Trustee


*by power of attorney